        AIM EUROPE GROWTH FUND

        ------------------------------------------------------------------------

        ADVISOR CLASS
        AIM Europe Growth Fund seeks to provide long-term growth of capital.

        PROSPECTUS
        MAY 3, 1999

                                       This prospectus contains important
                                       information. Please read it before
                                       investing and keep it for future
                                       reference.

                                       The Advisor Class is closed to new
                                       investors.

                                       As with all other mutual fund
                                       securities, the Securities and
                                       Exchange Commission has not approved
                                       or disapproved these securities or
                                       determined whether the information
                                       in this prospectus is adequate or
                                       accurate. Anyone who tells you
                                       otherwise is committing a crime.


          [AIM LOGO APPEARS HERE]                         INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                             ----------------------
                             AIM EUROPE GROWTH FUND
                             ----------------------

TABLE OF CONTENTS
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INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE
  FUND                                       1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            2

FEE TABLE AND EXPENSE EXAMPLE                3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    3

Expense Example                              3

FUND MANAGEMENT                              4
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisors                                 4

Advisor Compensation                         4

Portfolio Manager                            4

OTHER INFORMATION                            4
- - - - - - - - - - - - - - - - - - - - - - - -

Dividends and Distributions                  4

FINANCIAL HIGHLIGHTS                         5
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Purchasing Shares                          A-1

Redeeming Shares                           A-2

Exchanging Shares                          A-3

Pricing of Shares                          A-4

Taxes                                      A-4

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection is a service mark of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                             ----------------------
                             AIM EUROPE GROWTH FUND
                             ----------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital.

  The fund seeks to meet this objective by investing, normally, at least 65% of its total assets in equity securities of issuers domiciled in eighteen countries located in Europe. These countries are designated as the fund's primary investment area, and the list of countries may be revised with the approval of the fund's Board of Trustees. The fund typically considers a company to be domiciled in a particular country if it (1) is organized under the laws of a particular country or has its principal office in a particular country; or (2) derives 50% or more of its total revenues from business in that country, provided that, in the view of the portfolio manager, the value of the issuer's securities tend to reflect such country's development to a greater extent than developments elsewhere.

  The fund may invest up to 35% of its total assets in the equity securities of issuers domiciled outside of its primary investment area or in U.S. and foreign investment-grade debt securities, or securities deemed by the portfolio manager to be of comparable quality. The fund may also invest in securities of issuers located in developing countries, i.e., those that are in the initial stages of their industrial cycles.

  In selecting investments, the portfolio manager seeks to identify those countries and industries where political and economic factors, including currency movements, are likely to produce above-average growth rates. The portfolio manager then balances the potential benefits with the risks of investing in those countries and industries. The portfolio manager allocates investments among fixed-income securities based on his views as to the best values then available in the marketplace. The portfolio manager considers whether to sell a particular security when any of those factors materially changes.

In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currency or multinational currency units), money market instruments, or high-quality debt securities. In anticipation of or in response to adverse market conditions or for defensive purposes, the fund may temporarily invest up to 100% of its total assets in the securities of U.S. issuers and denominated in U.S. dollars. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

  Because the fund focuses its investments in European countries, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader geographic region.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

  These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

  The value of your shares could be adversely affected if the computer systems used by the fund's investment advisor and other service providers are unable to distinguish the year 2000 from the year 1900.

  The fund's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the fund invests.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                             ----------------------
                             AIM EUROPE GROWTH FUND
                             ----------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Advisor Class shares from year to year.

                     [GRAPH]

                                              Annual
Year Ended                                    Total
December 31                                   Return
-----------                                   ------
1996 .......................................  20.21%
1997 .......................................  11.64%
1998 .......................................  16.88%


  During the periods shown in the bar chart, the highest quarterly return was 23.46% (quarter ended March 31, 1998) and the lowest quarterly return was -21.06% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index.

AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------
(for the periods ended                             SINCE      INCEPTION
December 31, 1998)                       1 YEAR   INCEPTION        DATE
-----------------------------------------------------------------------
Advisor Class                            16.88%    15.55%       6/1/95
MSCI AC Europe Index(1)                  27.18     22.94(2)    5/31/95(2)
-----------------------------------------------------------------------

(1) The Morgan Stanley Capital International All Country Europe Index is an unmanaged index that is designed to represent the performance of stock markets in Europe, including both developed and emerging countries.
(2) The average annual total return given is since the date closest to the inception date of the Advisor Class.

                             ----------------------
                             AIM EUROPE GROWTH FUND
                             ----------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:


SHAREHOLDER FEES
-------------------------------------------------------------------------------
(fees paid directly from
your investment)                    ADVISOR CLASS
---------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases
(as a percentage of offering price)    None
Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)           None
---------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                   ADVISOR CLASS
---------------------------------------------------
Management Fees                        0.98%
Distribution and/or Service
(12b-1) Fees                           None
Other Expenses:
  Other                                0.42
  Interest                             0.27
Total Other Expenses                   0.69
Total Annual Fund Operating
Expenses                               1.67
---------------------------------------------------

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the Advisor Class of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------
Advisor Class   $170     $526      $907      $1,976
----------------------------------------------------

                             ----------------------
                             AIM EUROPE GROWTH FUND
                             ----------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor. INVESCO Asset Management Ltd. (the subadvisor) an affiliate of the advisor, is the fund's subadvisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The subadvisor is located at 11 Devonshire Square, London, EC2M 4YR, England. The advisors supervise all aspects of the fund's operations and provide investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976 and the subadvisor has acted as an investment advisor since its organization in 1967. Today, the advisor, together with its subsidiaries, advises or manages over 110 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 1998, the advisor and Chancellor LGT Asset Management, Inc. (the advisor for the period January 1, 1998 through May 28, 1998) together received compensation of 1.01% of average daily net assets, consisting of a management and administrative fee of 0.98% and an accounting fee of 0.03%.

PORTFOLIO MANAGER

The advisor uses a team approach to investment management. The individual member of the team who is primarily responsible for the day-to-day management of the fund's portfolio is

- Steven Chamberlain, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1989.

Other Information
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually.

                             ----------------------
                             AIM EUROPE GROWTH FUND
                             ----------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report which is available upon request.

                                                               ADVISOR CLASS(a)
                                                  ------------------------------------------
                                                    YEAR ENDED DECEMBER 31,     JUNE 1, TO
                                                  ---------------------------   DECEMBER 31,
                                                  1998(b)   1997(b)   1996(b)     1995(b)
--------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period              $14.41    $12.92    $10.85       $10.24
Income from investment operations:
  Net investment income (loss)                      0.02      0.01      0.01         0.08
  Net realized and unrealized gain (loss) on
    investments                                     2.36      1.49      2.18         0.71
    Net increase (decrease) from investment
      operations                                    2.38      1.50      2.19         0.79
Distributions to shareholders:
  From net investment income                          --        --        --        (0.14)
  From net realized gain on investments            (0.97)    (0.01)    (0.12)       (0.04)
  In excess of net realized gain on investments       --        --        --           --
    Total distributions                            (0.97)    (0.01)    (0.12)       (0.18)
Net asset value, end of period                    $15.82    $14.41    $12.92       $10.85
Total investment return(c)                         16.88%    11.64%    20.21%        7.75%(d)
--------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (in 000s)               $1,643    $3,239    $1,416       $  718
Ratio of net investment income (loss) to average
  net assets                                        0.15%     0.06%     0.09%        0.73%(e)
Ratio of expenses to average net assets
  excluding interest expense:
  With expense reductions                           1.40%     1.40%     1.47%        1.48%(e)
  Without expense reductions                        1.40%     1.54%     1.53%        1.54%(e)
Ratio of interest expense to average net
  assets(f)                                         0.27%      N/A       N/A          N/A
Portfolio turnover rate(f)                            97%      107%      123%         108%(e)
--------------------------------------------------------------------------------------------

(a) Commencing June 1, 1995, the Fund began offering Advisor Class shares.
(b) These selected per share data were calculated based upon average shares outstanding during the period.
(c) Total investment return does not include sales charges.
(d) Not annualized
(e) Annualized
(f) Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A Not Applicable.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION FOR ADVISOR CLASS SHARES
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about Advisor Class shares of all the AIM Funds.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum initial investment for Advisor Class shares is $500; and the minimum investment for purchases of additional Advisor Class shares is $50.

HOW TO PURCHASE SHARES

Shares offered by this prospectus are available for purchase only by certain investors and are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees. Advisor Class shares are available through financial consultants (such as financial planners, trust companies, bank trust departments, and registered investment advisors). In order to purchase Advisor Class shares of any of the AIM Funds, your financial consultant, on your behalf, must submit a fully completed new account application form directly to the transfer agent.

You may purchase shares using one of the options below.

PURCHASE OPTIONS

----------------------------------------------------------------------------------------------------------
                                        OPENING AN ACCOUNT                    ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Must be submitted by your financial    Mail your check and the remittance
                                consultant.                            slip from your confirmation
                                                                       statement to the transfer agent.
                                                                       A I M Fund Services, Inc.
                                                                       P.O. Box 4739
                                                                       Houston, TX 77210-4739

By Wire                         Your financial consultant must mail    Call the transfer agent to receive
                                a completed account application to     a reference number. Then, use the
                                the transfer agent. You or your        wire instructions at left.
                                financial consultant may call the
                                transfer agent at (800) 959-4246 to
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank
                                methods described above.               Connection(SM) form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.
----------------------------------------------------------------------------------------------------------

                                      A-1                            ADV--05/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in Advisor Class shares of certain AIM Funds. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in Advisor Class shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend or distribution must be at least $5,000; or (b) in the AIM Fund receiving the dividend or distribution must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends and distributions into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this program, you can designate how the total value of your holdings of Advisor Class shares of AIM Funds should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual, or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for Advisor Class shares of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend, or terminate the Program at any time on 60 days' prior written notice.

 EACH AIM FUND AND THE DISTRIBUTOR RESERVE THE RIGHT AT ANY TIME TO REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER; MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND; OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS. TO PROTECT THE INTERESTS OF INVESTORS, EACH AIM FUND AND THE DISTRIBUTOR MAY REJECT ANY ORDER CONSIDERED MARKET TIMING ACTIVITY.

REDEEMING SHARES

REDEMPTION FEES

No redemption fee is imposed when shares are redeemed or repurchased; however, dealers/financial institutions may charge service fees for handling repurchase transactions.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial             Contact your financial consultant.
  Consultant

By Mail                         Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                                (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                                executed stock power; and (4) signature guarantees, if
                                necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                                resolutions or powers of attorney, if applicable.

By Telephone                    Call the transfer agent. You will be allowed to redeem by
                                telephone if (1) the proceeds are to be mailed to the
                                address on record with us or transferred electronically to a pre-authorized checking account; (2) the address on record with us has not been changed within the last 30 days; (3)
                                you do not hold physical share certificates; (4) you can
                                provide proper identification information; (5) the proceeds of the redemption do not exceed $50,000; and (6) you have
                                not previously declined the telephone redemption privilege.
                                The transfer agent must receive your call during the hours the New York Stock Exchange (NYSE) is open for business in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

ADV--05/99                            A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds at the address on record with us.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500.

  If an AIM Fund determines that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the AIM Fund may, in its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange Advisor Class shares in one AIM Fund for Advisor Class shares of another AIM Fund. You also may exchange Advisor Class shares for AIM Cash Reserve shares of AIM Money Market Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be qualified for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- The AIM Fund from which you are exchanging must have received the full amount of the purchase price for the shares being exchanged;

- Recently acquired shares must have been held in your account for ten business days, and all other shares must have been held for at least one day, prior to the exchange; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds.

  There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours the NYSE is open for business; however, you still will be

                                      A-3                            ADV--05/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------

allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Trustees instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' shares may change on days when you will not be able to purchase or redeem shares.

  Each AIM Fund determines the net asset value of its shares as of the close of the NYSE on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours the NYSE is open for business. The AIM Funds price purchase, exchange, and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  The foreign, state, and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

ADV--05/99                            A-4

                             ----------------------
                             AIM EUROPE GROWTH FUND
                             ----------------------

OBTAINING ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Distributors, Inc.
                             11 Greenway Plaza, Suite
                             100
                             Houston, TX 77046-1173
BY TELEPHONE:                (800) 347-4246
BY E-MAIL:                   general@aimfunds.com
ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can obtain copies of the fund's SAI and other information at the SEC's Public Reference Room in Washington, DC, on the SEC's website
(http://www.sec.gov) or by sending a letter, including a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009. Please call the SEC at 1-800-SEC-0330 for information about the Public Reference Room.

--------------------------------------
 AIM Europe Growth Fund--Advisor Class
 SEC 1940 Act file number: 811-2699
--------------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com    ERG-PRO-2   INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

        AIM JAPAN GROWTH FUND
        ------------------------------------------------------------------------

        ADVISOR CLASS
        AIM Japan Growth Fund seeks to provide long-term growth of capital.

        PROSPECTUS
        MAY 3, 1999

                                       This prospectus contains important
                                       information. Please read it before
                                       investing and keep it for future
                                       reference.

                                       The Advisor Class is closed to new
                                       investors.

                                       As with all other mutual fund
                                       securities, the Securities and
                                       Exchange Commission has not approved
                                       or disapproved these securities or
                                       determined whether the information
                                       in this prospectus is adequate or
                                       accurate. Anyone who tells you
                                       otherwise is committing a crime.

        [AIM LOGO APPEARS HERE]                         INVEST WITH DISCIPLINE
                                                      -- Registered Trademark --

                             ---------------------
                             AIM JAPAN GROWTH FUND
                             ---------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            2

FEE TABLE AND EXPENSE EXAMPLE                3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    3

Expense Example                              3

FUND MANAGEMENT                              4
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisors                                 4

Advisor Compensation                         4

Portfolio Manager                            4

OTHER INFORMATION                            4
- - - - - - - - - - - - - - - - - - - - - - - -

Dividends and Distributions                  4

FINANCIAL HIGHLIGHTS                         5
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Purchasing Shares                          A-1

Redeeming Shares                           A-2

Exchanging Shares                          A-3

Pricing of Shares                          A-4

Taxes                                      A-4

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection is a service mark of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such information or representations.

                             ---------------------
                             AIM JAPAN GROWTH FUND
                             ---------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital.

  The fund seeks to meet this objective by investing, normally, at least 65% of its total assets in equity securities of issuers domiciled in Japan. The fund typically considers a company to be domiciled in Japan if it (1) is organized under the laws of, or has its principal office in, Japan; or (2) normally derives 50% or more of its total revenues from business in Japan, provided that, in the view of the portfolio managers, the value of the issuer's securities tend to reflect Japan's development to a greater extent than developments elsewhere.

  The fund may invest up to 35% of its total assets in the equity securities of issuers domiciled outside of Japan. The fund may also invest up to 35% of its total assets in U.S. and foreign investment-grade debt securities, or securities deemed by the portfolio manager to be of comparable quality.

  The fund may also invest in securities of issuers located in developing countries, i.e., those that are in the initial stages of their industrial cycles.

  In selecting investments, the portfolio manager seeks to identify industries that, in view of political and economic considerations, including currency movements, are likely to produce above-average growth rates. The portfolio manager then balances the potential benefits with the risks of investing in those industries. The portfolio manager allocates investments among fixed-income securities based on his views as to the best values then available in the marketplace. The portfolio manager considers whether to sell a particular security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, or high-quality debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

  Because the fund focuses its investments in Japan, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader geographic region. Additionally, the market prices of Japanese securities may be distorted to serve political or other purposes, and shareholders' rights are not always equally enforced.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than the U.S. securities.

  If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

  The value of your shares could be adversely affected if the computer systems used by the fund's investment advisor and other service providers are unable to distinguish the year 2000 from the year 1900.

  The fund's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the fund invests.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                             ---------------------
                             AIM JAPAN GROWTH FUND
                             ---------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Advisor Class shares from year to year.

                      [GRAPH]

                                                  Annual
Year Ended                                        Total
December 31                                       Return
-----------                                       ------
1996 ...........................................  -7.14%
1997 ...........................................  -7.54%
1998 ...........................................  -0.31%

  During the periods shown in the bar chart, the highest quarterly return was 14.74% (quarter ended June 30, 1997) and the lowest quarterly return was -9.02% (quarter ended December 31, 1997).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended              SINCE     INCEPTION
December 31, 1998)       1 YEAR   INCEPTION     DATE
-----------------------------------------------------------
Advisor Class            (0.31)%     0.13%      6/1/95
MSCI Japan Index(1)       5.05      (9.15)(2)  5/31/95(2)
-----------------------------------------------------------

(1) The Morgan Stanley Capital International Japan Index measures the performance of 310 securities listed on the Japanese stock exchanges.
(2) The average annual total return given is since the date closest to the inception date of the Advisor Class.

                             ---------------------
                             AIM JAPAN GROWTH FUND
                             ---------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)                  ADVISOR CLASS
---------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                        None
Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)           None
---------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)                 ADVISOR CLASS
---------------------------------------------------
Management Fees                        0.98%
Distribution and/or
Service (12b-1) Fees                   None
Other Expenses                         1.00
 Total Annual Fund
 Operating Expenses                    1.98
 Expense Reimbursements(1)             0.33
Net Expenses                           1.65
---------------------------------------------------

(1) The investment advisor has contractually agreed to limit net expenses.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Advisor Class of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived or expenses are reimbursed, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------
Advisor Class   $201     $621     $1,068     $2,306
----------------------------------------------------

                             ---------------------
                             AIM JAPAN GROWTH FUND
                             ---------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor. INVESCO Asset Management (Japan) Limited (the subadvisor), an affiliate of the advisor, is the fund's subadvisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The subadvisor is located at Imperial Tower, 1-1-1 Uchisaiwai-cho, Chiyoda-Ku, Tokyo 100-0011. The advisors supervise all aspects of the fund's operations and provide investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976 and the subadvisor has acted as an investment advisor since its organization in 1990. Today, the advisor, together with its subsidiaries, advises or manages over 110 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 1998, the advisor and Chancellor LGT Asset Management, Inc. (the advisor for the period January 1, 1998 through May 28, 1998) together received compensation of 1.01% of average daily net assets, consisting of a management and administrative fee of 0.98% and an accounting fee of 0.03%.

PORTFOLIO MANAGER

The advisor uses a team approach to investment management. The individual member of the team who is primarily responsible for the day-to-day management of the fund's portfolio is

- Andrew Callender, Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with the advisor and/or its affiliates since 1990.

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually.

                             ---------------------
                             AIM JAPAN GROWTH FUND
                             ---------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report which is available upon request.

                                                                 ADVISOR CLASS(a)
                                                  --------------------------------     JUNE 1,
                                                      YEAR ENDED DECEMBER 31,             TO
                                                  --------------------------------   DECEMBER 31,
                                                   1998(b)     1997(b)     1996(b)     1995(b)
-------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period              $   9.05    $     9.81   $11.02      $ 10.50
Income from investment operations:
  Net investment income (loss)                        0.01(c)      (0.01)   (0.01)       (0.00)
  Net realized and unrealized gain (loss) on
    investments                                      (0.04)        (0.73)   (0.77)        1.89
    Net increase (decrease) from investment
      operations                                     (0.03)        (0.74)   (0.78)        1.89
Distributions to shareholders:
  From net realized gain on investments              (0.01)        (0.02)   (0.43)       (1.37)
  In excess of net realized gain on investments         --            --       --           --
    Total distributions                              (0.01)        (0.02)   (0.43)       (1.37)
Net asset value, end of period                    $   9.01    $     9.05   $ 9.81      $ 11.02
-------------------------------------------------------------------------------------------------
Total investment return                              (0.31)%       (7.54)%  (7.14)%      18.14%(d)
Ratios/supplemental data:
Net assets, end of period (in 000s)               $  1,973    $   30,351   $  413      $   558
Ratio of net investment income (loss) to average
  net assets                                          0.16%        (0.26)%  (0.05)%      (0.05)%(e)
Ratio of operating expenses to average net
  assets:
  With expense reductions and/or reimbursement        1.61%         1.64%    1.49%        1.64%(e)
  Without expense reductions and/or
    reimbursement                                     1.98%         1.71%    1.59%        1.79%(e)
Portfolio turnover rate(f)                              67%           58%      31%          67%(e)
-------------------------------------------------------------------------------------------------

(a) Commencing June 1, 1995, the Fund began offering Advisor Class Shares.
(b) These selected per share data were calculated based upon average shares outstanding during the period.
(c) Includes reimbursement of Fund operating expenses per share of $0.03.
(d) Not Annualized
(e) Annualized
(f) Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION FOR ADVISOR CLASS SHARES
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about Advisor Class shares of all the AIM Funds.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum initial investment for Advisor Class shares is $500; and the minimum investment for purchases of additional Advisor Class shares is $50.

HOW TO PURCHASE SHARES

Shares offered by this prospectus are available for purchase only by certain investors and are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees. Advisor Class shares are available through financial consultants (such as financial planners, trust companies, bank trust departments, and registered investment advisors). In order to purchase Advisor Class shares of any of the AIM Funds, your financial consultant, on your behalf, must submit a fully completed new account application form directly to the transfer agent.

You may purchase shares using one of the options below.

PURCHASE OPTIONS

----------------------------------------------------------------------------------------------------------
                                        OPENING AN ACCOUNT                    ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Must be submitted by your financial    Mail your check and the remittance
                                consultant.                            slip from your confirmation
                                                                       statement to the transfer agent.
                                                                       A I M Fund Services, Inc.
                                                                       P.O. Box 4739
                                                                       Houston, TX 77210-4739

By Wire                         Your financial consultant must mail    Call the transfer agent to receive
                                a completed account application to     a reference number. Then, use the
                                the transfer agent. You or your        wire instructions at left.
                                financial consultant may call the
                                transfer agent at (800) 959-4246 to
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank
                                methods described above.               Connection(SM) form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.
----------------------------------------------------------------------------------------------------------

                                      A-1                            ADV--05/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in Advisor Class shares of certain AIM Funds. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in Advisor Class shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend or distribution must be at least $5,000; or (b) in the AIM Fund receiving the dividend or distribution must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends and distributions into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this program, you can designate how the total value of your holdings of Advisor Class shares of AIM Funds should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual, or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for Advisor Class shares of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend, or terminate the Program at any time on 60 days' prior written notice.

 EACH AIM FUND AND THE DISTRIBUTOR RESERVE THE RIGHT AT ANY TIME TO REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER; MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND; OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS. TO PROTECT THE INTERESTS OF INVESTORS, EACH AIM FUND AND THE DISTRIBUTOR MAY REJECT ANY ORDER CONSIDERED MARKET TIMING ACTIVITY.

REDEEMING SHARES

REDEMPTION FEES

No redemption fee is imposed when shares are redeemed or repurchased; however, dealers/financial institutions may charge service fees for handling repurchase transactions.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial             Contact your financial consultant.
  Consultant

By Mail                         Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                                (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                                executed stock power; and (4) signature guarantees, if
                                necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                                resolutions or powers of attorney, if applicable.

By Telephone                    Call the transfer agent. You will be allowed to redeem by
                                telephone if (1) the proceeds are to be mailed to the
                                address on record with us or transferred electronically to a pre-authorized checking account; (2) the address on record with us has not been changed within the last 30 days; (3)
                                you do not hold physical share certificates; (4) you can
                                provide proper identification information; (5) the proceeds of the redemption do not exceed $50,000; and (6) you have
                                not previously declined the telephone redemption privilege.
                                The transfer agent must receive your call during the hours the New York Stock Exchange (NYSE) is open for business in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

ADV--05/99                            A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds at the address on record with us.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500.

  If an AIM Fund determines that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the AIM Fund may, in its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange Advisor Class shares in one AIM Fund for Advisor Class shares of another AIM Fund. You also may exchange Advisor Class shares for AIM Cash Reserve shares of AIM Money Market Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be qualified for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- The AIM Fund from which you are exchanging must have received the full amount of the purchase price for the shares being exchanged;

- Recently acquired shares must have been held in your account for ten business days, and all other shares must have been held for at least one day, prior to the exchange; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds.

  There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours the NYSE is open for business; however, you still will be

                                      A-3                            ADV--05/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------

allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Trustees instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' shares may change on days when you will not be able to purchase or redeem shares.

  Each AIM Fund determines the net asset value of its shares as of the close of the NYSE on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours the NYSE is open for business. The AIM Funds price purchase, exchange, and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  The foreign, state, and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

ADV--05/99                            A-4

                             ---------------------
                             AIM JAPAN GROWTH FUND
                             ---------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Distributors, Inc.
                             11 Greenway Plaza,
                             Suite 100
                             Houston, TX 77046-1173
BY TELEPHONE:                (800) 347-4246
BY E-MAIL:                   general@aimfunds.com
ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can obtain copies of the fund's SAI and other information at the SEC's Public Reference Room in Washington, DC, on the SEC's website
(http://www.sec.gov) or by sending a letter, including a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009. Please call the SEC at 1-800-SEC-0330 for information about the Public Reference Room.

---------------------------------------
 AIM Japan Growth Fund -- Advisor Class
 SEC 1940 Act file number: 811-2699
---------------------------------------

[AIM LOGO APPEARS HERE]  www.aimfunds.com  JPG-PRO-2  INVEST WITH DISCIPLINE
                                                    -- Registered Trademark --

        AIM MID CAP EQUITY FUND
--------------------------------------------------------------------------------
        ADVISOR CLASS
        AIM Mid Cap Equity Fund seeks to provide long-term growth of capital.

        PROSPECTUS
        MAY 3, 1999

                                       This prospectus contains important
                                       information. Please
                                       read it before investing and keep it
                                       for future reference.

                                       The Advisor Class is closed to new
                                       investors.

                                       As with all other mutual fund
                                       securities, the Securities and
                                       Exchange Commission has not approved
                                       or disapproved these securities or
                                       determined whether the information
                                       in this prospectus is adequate or
                                       accurate. Anyone who tells you
                                       otherwise is committing a crime.

        [AIM LOGO APPEARS HERE]                           INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                            -----------------------
                            AIM MID CAP EQUITY FUND
                            -----------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE
  FUND                                       1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            2

FEE TABLE AND EXPENSE EXAMPLE                3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    3

Expense Example                              3

FUND MANAGEMENT                              4
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                  4

Advisor Compensation                         4

Portfolio Managers                           4

OTHER INFORMATION                            4
- - - - - - - - - - - - - - - - - - - - - - - -

Dividends and Distributions                  4

FINANCIAL HIGHLIGHTS                         5
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Purchasing Shares                          A-1

Redeeming Shares                           A-2

Exchanging Shares                          A-3

Pricing of Shares                          A-4

Taxes                                      A-4

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -


The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection is a service mark of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                            -----------------------
                            AIM MID CAP EQUITY FUND
                            -----------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital.

  The fund seeks to meet this objective by investing, normally, at least 65% of its total assets in equity securities of U.S. issuers that have market capitalizations within the range of market capitalizations of companies included in the Russell Midcap --Registered Trademark-- Index.

  The fund may invest up to 35% of its total assets in equity securities of other U.S. issuers or investment-grade debt securities of U.S. issuers. The Fund may also invest up to 25% of its total assets in foreign securities.

  In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multi-national currency units), money market instruments, or high-quality debt securities. As a result, the fund may not achieve its investment objective.

  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

  The value of your shares could be adversely affected if the computer systems used by the fund's investment advisor and other service providers are unable to distinguish the year 2000 from the year 1900.

  The fund's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the fund invests.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                            -----------------------
                            AIM MID CAP EQUITY FUND
                            -----------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Advisor Class shares from year to year.
                                    [GRAPH]

                               ANNUAL
  YEAR ENDED                   TOTAL
  DECEMBER 31                  RETURN
  -----------                  -------
     1996                       15.72%
     1997                       14.54%
     1998                       -4.59%

  During the periods shown in the bar chart, the highest quarterly return was 16.96% (quarter ended September 30, 1997) and the lowest quarterly return was -25.04% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index.

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
(for the periods ended                                   SINCE     INCEPTION
December 31, 1998)                            1 YEAR   INCEPTION        DATE
--------------------------------------------------------------------------------
Advisor Class                                 (4.59)%     8.26%     6/01/95
Russell Midcap--Registered Trademark --
 Index(1)                                     10.09      20.67(2)   5/31/95(2)
--------------------------------------------------------------------------------

1 The Russell Midcap--Registered Trademark-- Index measures the performance of the smallest 800 companies in the Russell 1000--Registered Trademark-- Index. These companies are considered representative of medium-sized companies.
2 The average annual total return given is since the date closest to the inception date of the Advisor Class.

                            -----------------------
                            AIM MID CAP EQUITY FUND
                            -----------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)                  ADVISOR CLASS
-----------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                       None
Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)          None
-----------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)                 ADVISOR CLASS
-----------------------------------------------
Management Fees                        0.73%
Distribution and/or
Service (12b-1) Fees                   None
Other Expenses                         0.49
Total Annual Fund
Operating Expenses                     1.22
-----------------------------------------------

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Advisor Class of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------
Advisor Class  $124     $387      $670      $1,477
----------------------------------------------------

                            -----------------------
                            AIM MID CAP EQUITY FUND
                            -----------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 110 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 1998, the advisor and Chancellor LGT Asset Management, Inc. (the advisor for the period January 1, 1998 through May 28, 1998) together received compensation of 0.76% of average daily net assets, consisting of a management and administrative fee of 0.73% and an accounting fee of 0.03%.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- Ronald S. Sloan, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1998. From 1993 to 1998, he was President of Verissimo Research & Management, Inc.

- Paul J. Rasplicka, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1994.

- Robert A. Shelton, Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1995. Prior to 1995, he was a financial analyst for CS First Boston.

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually.

                            -----------------------
                            AIM MID CAP EQUITY FUND
                            -----------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report which is available upon request.

                                                               ADVISOR CLASS
                                                  ----------------------------------------
                                                   YEAR ENDED DECEMBER 31,    JUNE 1,  TO
                                                  -------------------------   DECEMBER 31,
                                                  1998(a)    1997     1996        1995
------------------------------------------------------------------------------------------
Net asset value, beginning of period              $21.10    $20.76   $19.05      $20.61
Income from investment operations:
  Net investment income                            (0.17)(b)  (0.15)   0.09        0.21
  Net gains (losses) on securities (both
    realized and unrealized)                       (0.86)     3.05     2.91        1.09
    Total from investment operations               (1.03)     2.90     3.00        1.30
Less distributions:
  Dividends from net investment income                --        --       --       (0.28)
  Distributions from net realized gains            (0.99)    (2.56)   (1.29)      (2.58)
    Total distributions                            (0.99)    (2.56)   (1.29)      (2.86)
Net asset value, end of period                    $19.08    $21.10   $20.76      $19.05
Total return(c)                                    (4.59)%   14.54%   15.72%       6.01%
------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $  913     $1,140   $1,986      $1,394
Ratio of expenses to average net assets:
  With expense reductions and/or reimbursement      1.21%(d)   1.02%    1.01%       1.11%(e)
  Without expense reductions and/or
    reimbursement                                   1.22%(d)   1.13%    1.06%         --
Ratio of net investment income to average net
  assets
  With expense reductions and/or reimbursement    (0.74)%(d)   0.55%    0.47%       1.59%(e)
  Without expense reductions and/or
    reimbursement                                 (0.75)%(d) (0.66)%    0.42%         --
Portfolio turnover rate(f)                            168%      190%     253%         71%
------------------------------------------------------------------------------------------

(a) The Fund changed investment advisors on May 29, 1998.
(b) Calculated using average shares outstanding.
(c) Not annualized for periods less than one year.
(d) Ratios are based on average net assets of $1,120,683.
(e) Annualized.
(f) Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION FOR ADVISOR CLASS SHARES
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about Advisor Class shares of all the AIM Funds.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum initial investment for Advisor Class shares is $500; and the minimum investment for purchases of additional Advisor Class shares is $50.

HOW TO PURCHASE SHARES

Shares offered by this prospectus are available for purchase only by certain investors and are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees. Advisor Class shares are available through financial consultants (such as financial planners, trust companies, bank trust departments, and registered investment advisors). In order to purchase Advisor Class shares of any of the AIM Funds, your financial consultant, on your behalf, must submit a fully completed new account application form directly to the transfer agent.

You may purchase shares using one of the options below.

PURCHASE OPTIONS

----------------------------------------------------------------------------------------------------------
                                        OPENING AN ACCOUNT                    ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Must be submitted by your financial    Mail your check and the remittance
                                consultant.                            slip from your confirmation
                                                                       statement to the transfer agent.
                                                                       A I M Fund Services, Inc.
                                                                       P.O. Box 4739
                                                                       Houston, TX 77210-4739

By Wire                         Your financial consultant must mail    Call the transfer agent to receive
                                a completed account application to     a reference number. Then, use the
                                the transfer agent. You or your        wire instructions at left.
                                financial consultant may call the
                                transfer agent at (800) 959-4246 to
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank
                                methods described above.               Connection(SM) form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.
----------------------------------------------------------------------------------------------------------

                                      A-1                            ADV--05/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in Advisor Class shares of certain AIM Funds. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in Advisor Class shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend or distribution must be at least $5,000; or (b) in the AIM Fund receiving the dividend or distribution must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends and distributions into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this program, you can designate how the total value of your holdings of Advisor Class shares of AIM Funds should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual, or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for Advisor Class shares of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend, or terminate the Program at any time on 60 days' prior written notice.

 EACH AIM FUND AND THE DISTRIBUTOR RESERVE THE RIGHT AT ANY TIME TO REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER; MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND; OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS. TO PROTECT THE INTERESTS OF INVESTORS, EACH AIM FUND AND THE DISTRIBUTOR MAY REJECT ANY ORDER CONSIDERED MARKET TIMING ACTIVITY.

REDEEMING SHARES

REDEMPTION FEES

No redemption fee is imposed when shares are redeemed or repurchased; however, dealers/financial institutions may charge service fees for handling repurchase transactions.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial             Contact your financial consultant.
  Consultant

By Mail                         Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                                (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                                executed stock power; and (4) signature guarantees, if
                                necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                                resolutions or powers of attorney, if applicable.

By Telephone                    Call the transfer agent. You will be allowed to redeem by
                                telephone if (1) the proceeds are to be mailed to the
                                address on record with us or transferred electronically to a pre-authorized checking account; (2) the address on record with us has not been changed within the last 30 days; (3)
                                you do not hold physical share certificates; (4) you can
                                provide proper identification information; (5) the proceeds of the redemption do not exceed $50,000; and (6) you have
                                not previously declined the telephone redemption privilege.
                                The transfer agent must receive your call during the hours the New York Stock Exchange (NYSE) is open for business in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

ADV--05/99                            A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds at the address on record with us.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500.

  If an AIM Fund determines that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the AIM Fund may, in its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange Advisor Class shares in one AIM Fund for Advisor Class shares of another AIM Fund. You also may exchange Advisor Class shares for AIM Cash Reserve shares of AIM Money Market Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be qualified for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- The AIM Fund from which you are exchanging must have received the full amount of the purchase price for the shares being exchanged;

- Recently acquired shares must have been held in your account for ten business days, and all other shares must have been held for at least one day, prior to the exchange; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds.

  There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours the NYSE is open for business; however, you still will be

                                      A-3                            ADV--05/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------

allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Trustees instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' shares may change on days when you will not be able to purchase or redeem shares.

  Each AIM Fund determines the net asset value of its shares as of the close of the NYSE on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours the NYSE is open for business. The AIM Funds price purchase, exchange, and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  The foreign, state, and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

ADV--05/99                            A-4

                            -----------------------
                            AIM MID CAP EQUITY FUND
                            -----------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Distributors, Inc.
                             11 Greenway Plaza, Suite
                             100
                             Houston, TX 77046-1173
BY TELEPHONE:                (800) 347-4246
BY E-MAIL:                   general@aimfunds.com
ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can obtain copies of the fund's SAI and other information at the SEC's Public Reference Room in Washington, DC, on the SEC's website
(http://www.sec.gov) or by sending a letter, including a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009. Please call the SEC at 1-800-SEC-0330 for information about the Public Reference Room.

---------------------------------------
 AIM Mid Cap Equity Fund--Advisor Class
 SEC 1940 Act file number: 811-2699
---------------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com    MCE-PRO-2   INVEST WITH DISCIPLINE
                                                      -- Registered Trademark --

        AIM NEW PACIFIC GROWTH FUND

        ------------------------------------------------------------------------

        ADVISOR CLASS
        AIM New Pacific Growth Fund seeks to provide long-term growth of capital.

        PROSPECTUS
        MAY 3, 1999

                                       This prospectus contains important
                                       information. Please read it before
                                       investing and keep it for future
                                       reference.

                                       The Advisor Class is closed to new
                                       investors.

                                       As with all other mutual fund
                                       securities, the Securities and
                                       Exchange Commission has not approved
                                       or disapproved these securities or
                                       determined whether the information
                                       in this prospectus is adequate or
                                       accurate. Anyone who tells you
                                       otherwise is committing a crime.

        [AIM LOGO APPEARS HERE]                         INVEST WITH DISCIPLINE
                                                      -- Registered Trademark --

                          ---------------------------
                          AIM NEW PACIFIC GROWTH FUND
                          ---------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            2

FEE TABLE AND EXPENSE EXAMPLE                3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    3

Expense Example                              3

FUND MANAGEMENT                              4
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisors                                 4

Advisor Compensation                         4

Portfolio Managers                           4

OTHER INFORMATION                            4
- - - - - - - - - - - - - - - - - - - - - - - -

Dividends and Distributions                  4

FINANCIAL HIGHLIGHTS                         5
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Purchasing Shares                          A-1

Redeeming Shares                           A-2

Exchanging Shares                          A-3

Pricing of Shares                          A-4

Taxes                                      A-4

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection is a service mark of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                          ---------------------------
                          AIM NEW PACIFIC GROWTH FUND
                          ---------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital.

  The fund seeks to meet this objective by investing, normally, at least 65% of its total assets in equity securities of issuers domiciled in twelve countries, other than Japan, located in the Pacific region, including developing countries, i.e., those that are in the initial stages of their industrial cycles. These countries are designated as the fund's primary investment area, and the list of countries may be revised with the approval of the fund's Board of Trustees. The fund typically considers a company to be domiciled in a particular country if it (1) is organized under the laws of a particular country or has a principal office in a particular country; or (2) derives 50% or more of its total revenues from business in that country, provided that, in the view of the portfolio managers, the value of the issuers' securities tend to reflect such country's development to a greater extent than developments elsewhere.

  The fund may invest up to 35% of its total assets in equity securities of issuers domiciled outside of its primary investment area, including developing countries. The fund may also invest up to 35% of its total assets in U.S. and foreign investment-grade debt securities, or securities deemed by the portfolio managers to be of comparable quality. The fund may invest in securities of issuers located in developing countries, i.e., those that are in the initial stages of their industrial cycles.

  In selecting investments, the portfolio managers seek to identify those countries and industries where political and economic factors, including currency movements, are likely to produce above-average growth rates. The portfolio managers then balance the potential benefits with the risks of investing in those countries and industries. The portfolio managers allocate investments among fixed-income securities based on their views as to the best values then available in the marketplace. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, or high-quality debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

  The value of the fund's shares is particularly vulnerable to factors affecting Pacific region countries, such as substantial economic or regulatory changes. Because the fund focuses its investments in Pacific region countries, the value of your shares may rise and fall more than the value of shares of a fund that invests more broadly.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

  These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devaluated their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

  The value of your shares could be adversely affected if the computer systems used by the fund's investment advisor and other service providers are unable to distinguish the year 2000 from the year 1900.

  The fund's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the fund invests.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                          ---------------------------
                          AIM NEW PACIFIC GROWTH FUND
                          ---------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Advisor Class shares from year to year.

             [GRAPH]

                                        Annual
Year Ended                              Total
December 31                             Return
-----------                             ------
1996 .................................  20.56%
1997 ................................. -44.26%
1998 ................................. -18.51%

  During the periods shown in the bar chart, the highest quarterly return was 17.58% (quarter ended December 31, 1998) and the lowest quarterly return was -31.57% (quarter ended December 31, 1997).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                                                     SINCE        INCEPTION
December 31, 1998)                                           1 YEAR      INCEPTION        DATE
-------------------------------------------------------------------------------------------------
Advisor Class                                                (18.51)%     (15.60)%        6/1/95
MSCI AC Pacific Free ex-Japan Index(1)                        (2.07)       (8.75)(2)     5/31/95(2)
-------------------------------------------------------------------------------------------------

(1) The Morgan Stanley Capital International All Country Pacific Free ex-Japan Index measures the performance of 11 developed and emerging countries in the Pacific rim, excluding Japan. The index excludes shares that are not readily purchased by non-local investors.
(2) The average annual total return given is since the date closest to the inception date of the Advisor Class.

                          ---------------------------
                          AIM NEW PACIFIC GROWTH FUND
                          ---------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your
investment)                       ADVISOR CLASS
---------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                       None
Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)          None
---------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)                 ADVISOR CLASS
---------------------------------------------------
Management Fees                       0.98%
Distribution and/or
Service (12b-1) Fees                  None
Other Expenses                        1.07
Total Annual Fund
Operating Expenses                    2.05
Expense Reimbursement(1)              0.40
Net Expenses                          1.65
---------------------------------------------------

(1) The investment advisor has contractually agreed to limit net expenses.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Advisor Class of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived or expenses are reimbursed, the expense will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------
Advisor Class   $208     $643     $1,103     $2,379
----------------------------------------------------

                          ---------------------------
                          AIM NEW PACIFIC GROWTH FUND
                          ---------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor. INVESCO Asia Limited (the subadvisor) an affiliate of the advisor, is the fund's subadvisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The subadvisor is located at 12/F, Three Exchange Square, 8 Connaught Place, Hong Kong. The advisors supervise all aspects of the fund's operations and provide investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976 and the subadvisor has acted as an investment advisor since its organization in 1972. Today, the advisor, together with its subsidiaries, advises or manages over 110 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 1998, the advisor and Chancellor LGT Asset Management, Inc. (the advisor for the period January 1, 1998 through May 28, 1998) together received compensation of 1.01% of average daily net assets, consisting of a management and administrative fee of 0.98% and an accounting fee of 0.03%.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- Anna Tong, Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1985.

- Sammy Lau, Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since December 1994. From November 1993 to November 1994, he was an Associate at J.P. Morgan (Hong Kong).

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually.

                          ---------------------------
                          AIM NEW PACIFIC GROWTH FUND
                          ---------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report which is available upon request.

                                                               ADVISOR CLASS(a)
                                                  ------------------------------------------
                                                    YEAR ENDED DECEMBER 31,      JUNE 1, TO
                                                  ---------------------------   DECEMBER 31,
                                                  1998(b)   1997(b)   1996(b)     1995(b)
--------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period              $ 6.45    $13.16    $12.45       $12.89
Income from investment operations:
  Net investment income (loss)                      0.08(c)   0.08      0.07         0.09
  Net realized and unrealized gain (loss) on
    investments                                    (1.28)    (5.89)     2.45         0.05
    Net increase (decrease) from investment
      operations                                   (1.20)    (5.81)     2.52         0.14
Distributions to shareholders:
  From net investment income                       (0.07)    (0.08)       --        (0.15)
  From net realized gain on investments               --     (0.82)    (1.81)       (0.43)
  In excess of net investment income                  --        --        --           --
  In excess of net realized gain on investments       --        --        --           --
    Total distributions                            (0.07)    (0.90)    (1.81)       (0.58)
Net asset value, end of period                    $ 5.18    $ 6.45    $13.16       $12.45
Total investment return                           (18.51)%  (44.26)%   20.56%        1.07%(d)
--------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (in 000s)               $1,402    $1,488    $1,575       $  935
Ratio of net investment income (loss) to average
  net assets                                        1.65%     0.76%     0.52%        1.26%(e)
Ratio of expenses to average net assets:
  With expense reductions and/or reimbursement      1.65%     1.31%     1.51%        1.54%(e)
  Without expense reductions and/or
    reimbursement                                   2.05%     1.58%     1.64%        1.59%(e)
Portfolio turnover rate(f)                            96%       80%       93%          63%(e)
--------------------------------------------------------------------------------------------

(a) Commencing June 1, 1995, the Fund began offering Advisor Class shares.
(b) These selected per share data were calculated based upon average shares outstanding during the period.
(c) Includes reimbursement of Fund operating expenses per share of $0.02.
(d) Not annualized.
(e) Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION FOR ADVISOR CLASS SHARES
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about Advisor Class shares of all the AIM Funds.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum initial investment for Advisor Class shares is $500; and the minimum investment for purchases of additional Advisor Class shares is $50.

HOW TO PURCHASE SHARES

Shares offered by this prospectus are available for purchase only by certain investors and are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees. Advisor Class shares are available through financial consultants (such as financial planners, trust companies, bank trust departments, and registered investment advisors). In order to purchase Advisor Class shares of any of the AIM Funds, your financial consultant, on your behalf, must submit a fully completed new account application form directly to the transfer agent.

You may purchase shares using one of the options below.

PURCHASE OPTIONS

----------------------------------------------------------------------------------------------------------
                                        OPENING AN ACCOUNT                    ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Must be submitted by your financial    Mail your check and the remittance
                                consultant.                            slip from your confirmation
                                                                       statement to the transfer agent.
                                                                       A I M Fund Services, Inc.
                                                                       P.O. Box 4739
                                                                       Houston, TX 77210-4739

By Wire                         Your financial consultant must mail    Call the transfer agent to receive
                                a completed account application to     a reference number. Then, use the
                                the transfer agent. You or your        wire instructions at left.
                                financial consultant may call the
                                transfer agent at (800) 959-4246 to
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank
                                methods described above.               Connection(SM) form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.
----------------------------------------------------------------------------------------------------------

                                      A-1                            ADV--05/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in Advisor Class shares of certain AIM Funds. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in Advisor Class shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend or distribution must be at least $5,000; or (b) in the AIM Fund receiving the dividend or distribution must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends and distributions into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this program, you can designate how the total value of your holdings of Advisor Class shares of AIM Funds should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual, or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for Advisor Class shares of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend, or terminate the Program at any time on 60 days' prior written notice.

 EACH AIM FUND AND THE DISTRIBUTOR RESERVE THE RIGHT AT ANY TIME TO REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER; MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND; OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS. TO PROTECT THE INTERESTS OF INVESTORS, EACH AIM FUND AND THE DISTRIBUTOR MAY REJECT ANY ORDER CONSIDERED MARKET TIMING ACTIVITY.

REDEEMING SHARES

REDEMPTION FEES

No redemption fee is imposed when shares are redeemed or repurchased; however, dealers/financial institutions may charge service fees for handling repurchase transactions.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial             Contact your financial consultant.
  Consultant

By Mail                         Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                                (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                                executed stock power; and (4) signature guarantees, if
                                necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                                resolutions or powers of attorney, if applicable.

By Telephone                    Call the transfer agent. You will be allowed to redeem by
                                telephone if (1) the proceeds are to be mailed to the
                                address on record with us or transferred electronically to a pre-authorized checking account; (2) the address on record with us has not been changed within the last 30 days; (3)
                                you do not hold physical share certificates; (4) you can
                                provide proper identification information; (5) the proceeds of the redemption do not exceed $50,000; and (6) you have
                                not previously declined the telephone redemption privilege.
                                The transfer agent must receive your call during the hours the New York Stock Exchange (NYSE) is open for business in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

ADV--05/99                            A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds at the address on record with us.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500.

  If an AIM Fund determines that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the AIM Fund may, in its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange Advisor Class shares in one AIM Fund for Advisor Class shares of another AIM Fund. You also may exchange Advisor Class shares for AIM Cash Reserve shares of AIM Money Market Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be qualified for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- The AIM Fund from which you are exchanging must have received the full amount of the purchase price for the shares being exchanged;

- Recently acquired shares must have been held in your account for ten business days, and all other shares must have been held for at least one day, prior to the exchange; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds.

  There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours the NYSE is open for business; however, you still will be

                                      A-3                            ADV--05/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------

allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Trustees instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' shares may change on days when you will not be able to purchase or redeem shares.

  Each AIM Fund determines the net asset value of its shares as of the close of the NYSE on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours the NYSE is open for business. The AIM Funds price purchase, exchange, and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  The foreign, state, and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

ADV--05/99                            A-4

                          ---------------------------
                          AIM NEW PACIFIC GROWTH FUND
                          ---------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Distributors, Inc.
                             11 Greenway Plaza,
                             Suite 100
                             Houston, TX 77046-1173
BY TELEPHONE:                (800) 347-4246
BY E-MAIL:                   general@aimfunds.com
ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can obtain copies of the fund's SAI and other information at the SEC's Public Reference Room in Washington, DC, on the SEC's website
(http://www.sec.gov) or by sending a letter, including a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009. Please call the SEC at 1-800-SEC-0330 for information about the Public Reference Room.

--------------------------------------------
 AIM New Pacific Growth Fund--Advisor Class
 SEC 1940 Act file number: 811-2699
--------------------------------------------

[AIM LOGO APPEARS HERE]  www.aimfunds.com  NPG-PRO-2    INVEST WITH DISCIPLINE
                                                      -- Registered Trademark --

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION

                            ADVISOR CLASS SHARES OF

                             AIM EUROPE GROWTH FUND
                             AIM JAPAN GROWTH FUND
                            AIM MID CAP EQUITY FUND
                          AIM NEW PACIFIC GROWTH FUND

                             (SERIES PORTFOLIOS OF
                               AIM GROWTH SERIES)

                               11 GREENWAY PLAZA
                                   SUITE 100
                             HOUSTON, TX 77046-1173
                                 (713) 626-1919

                             ---------------------

        THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND
           IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS OF THE
            ABOVE-NAMED FUNDS, A COPY OF WHICH MAY BE OBTAINED FREE
                OF CHARGE FROM AUTHORIZED DEALERS OR BY WRITING
                           A I M DISTRIBUTORS, INC.,
                     P.O. BOX 4739, HOUSTON, TX 77210-4739
                         OR BY CALLING (800) 347-4246.

                             ---------------------

             STATEMENT OF ADDITIONAL INFORMATION DATED MAY 3, 1999
  RELATING TO THE AIM EUROPE GROWTH FUND PROSPECTUS, THE AIM JAPAN GROWTH FUND
   PROSPECTUS, THE AIM MID CAP EQUITY FUND PROSPECTUS AND THE AIM NEW PACIFIC
                             GROWTH FUND PROSPECTUS
                             EACH DATED MAY 3, 1999

                               TABLE OF CONTENTS

                                                              PAGE NO.
                                                              --------
INTRODUCTION................................................       4

GENERAL INFORMATION ABOUT THE FUNDS.........................       4
  The Trust and its Shares..................................       4

INVESTMENT POLICIES.........................................       5
  Selection of Investments..................................       6
  Investments in Other Investment Companies.................       7
  Samurai and Yankee Bonds..................................       7
  Depositary Receipts.......................................       7
  Warrants or Rights........................................       8
  Lending of Portfolio Securities...........................       8
  Commercial Bank Obligations...............................       8
  Privatizations............................................       8
  Repurchase Agreements.....................................       9
  Borrowing, Reverse Repurchase Agreements and "Roll"
     Transactions...........................................       9
  When-Issued or Forward Commitment Securities..............       9
  Temporary Defensive Strategies............................      10

OPTIONS, FUTURES AND CURRENCY STRATEGIES....................      10
  Special Risks of Options, Futures and Currency
     Strategies.............................................      10
  Writing Call Options......................................      11
  Writing Put Options.......................................      11
  Purchasing Put Options....................................      12
  Purchasing Call Options...................................      12
  Index Options.............................................      13
  Interest Rate, Currency and Stock Index Futures
     Contracts..............................................      14
  Options on Futures Contracts..............................      16
  Limitations on Use of Futures, Options on Futures and
     Certain Options on Currencies..........................      16
  Forward Contracts.........................................      16
  Foreign Currency Strategies -- Special Considerations.....      17
  Cover.....................................................      18

RISK FACTORS................................................      18
  Illiquid Securities.......................................      18
  Foreign Securities........................................      19
  Debt Securities...........................................      24
  Equity Securities.........................................      24

INVESTMENT LIMITATIONS......................................      24

EXECUTION OF PORTFOLIO TRANSACTIONS.........................      26
  Portfolio Trading and Turnover............................      27

MANAGEMENT..................................................      28
  Trustees and Executive Officers...........................      28
  Investment Management and Administration Services.........      30
  Distribution Services.....................................      31
  Expenses of the Funds.....................................      31

                                                              PAGE NO.
                                                              --------
NET ASSET VALUE DETERMINATION...............................      31

HOW TO PURCHASE AND REDEEM SHARES...........................      32
  Backup Withholding........................................      32
  Programs and Services for Shareholders....................      34
  Dividend Order............................................      34

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS....................      34
  Reinvestment of Dividends and Distributions...............      34
  Tax Matters...............................................      34
  General...................................................      34
  Reinstatement Privilege...................................      35
  Foreign Taxes.............................................      35
  Passive Foreign Investment Companies......................      35
  Non-U.S. Shareholders.....................................      36
  Options, Futures and Foreign Currency Transactions........      36

SHAREHOLDER INFORMATION.....................................      37

MISCELLANEOUS INFORMATION...................................      38
  Charges for Certain Account Information...................      38
  Custodian.................................................      39
  Transfer Agency and Accounting Agency Services............      39
  Independent Accountants...................................      39
  Legal Matters.............................................      39
  Shareholder Liability.....................................      39
  Names.....................................................      39
  Control Persons and Principal Holders of Securities.......      40

INVESTMENT RESULTS..........................................      42
  Total Return Quotations...................................      42
  Performance Information...................................      43

APPENDIX....................................................      46
  Description of Bond Ratings...............................      46
  Description of Commercial Paper Ratings...................      47
  Absence of Rating.........................................      47

FINANCIAL STATEMENTS........................................      FS

                                  INTRODUCTION

  This Statement of Additional Information relates to the Advisor Class shares of AIM Europe Growth Fund ("Europe Fund"), AIM Japan Growth Fund ("Japan Fund"), AIM Mid Cap Equity Fund, formerly AIM Mid Cap Growth Fund ("Mid Cap Fund") and AIM New Pacific Growth Fund ("Pacific Fund") (individually, a "Fund," and collectively, the "Funds"). Each Fund is a diversified series of AIM Growth Series (the "Trust"), a registered open-end management investment company.

  A I M Advisors, Inc. ("AIM") serves as the investment manager of and administrator for Europe Fund, Japan Fund, Mid Cap Fund and Pacific Fund. INVESCO Asset Management (Japan) Limited ("INVESCO Japan") serves as the investment sub-advisor of Japan Fund. INVESCO Asia Limited ("INVESCO Asia") serves as the investment sub-advisor of Pacific Fund. INVESCO Asset Management Ltd. ("INVESCO AML") serves as the investment sub-advisor of Europe Fund. INVESCO Japan, INVESCO Asia and INVESCO AML may be referred to collectively as the "Sub-advisors."

  The Trust is a series mutual fund. The rules and regulations of the Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. This information for Pacific Fund is included in a separate Prospectus dated May 3, 1999, for Europe Fund is included in a separate Prospectus dated May 3, 1999, for Mid Cap Fund is included in a separate Prospectus dated May 3, 1999, and for Japan Fund is included in a separate Prospectus dated May 3, 1999. Additional copies of the Prospectuses and this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Funds' shares, A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, TX 77210-4739 or by calling (800) 347-4246. Investors must receive a Prospectus before they invest.

  This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Funds. Some of the information required to be in this Statement of Additional Information is also included in the Prospectus; and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                      GENERAL INFORMATION ABOUT THE FUNDS

THE TRUST AND ITS SHARES

  The Trust previously operated under the name GT Global Growth Series, which was organized as a Massachusetts business trust on February 19, 1985. The Trust was reorganized on May 29, 1998 as a Delaware business trust, and is registered with the SEC as a diversified open-end series management investment company. The Trust currently consists of the following portfolios: each of the four Funds, AIM Small Cap Growth Fund, formerly known as AIM Small Cap Equity Fund, and AIM Basic Value Fund, formerly known as AIM America Value Fund. Each of these funds has four separate classes: Class A, Class B, Class C and Advisor Class shares. All historical financial and other information contained in this Statement of Additional Information for periods prior to May 29, 1998, is that of the series GT Global Growth Series.

  This Statement of Additional Information relates solely to the Advisor Class shares of the Funds.

  The term "majority of the outstanding shares" of the Trust, a particular Fund, or a particular class of a Fund means, respectively, the vote of the lesser of
(a) 67% or more of the shares of the Trust, such Fund or such class present at a meeting of the Trust's shareholders, if the holders of more than 50% of the outstanding shares of the Trust, such Fund or such class are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Trust, such Fund or such class.

  Class A, Class B and Class C and Advisor Class shares of each Fund have equal rights and privileges. Each share of a particular class is entitled to one vote, to participate equally in dividends and distributions declared by the Trust's Board of Trustees (the "Board") with respect to the class of such Fund and, upon liquidation of the Fund, to participate proportionately in the net assets of the Fund allocable to such class remaining after satisfaction of outstanding liabilities of the Fund allocable to such class. Fund shares are fully paid, non-assessable and fully transferable when issued and have no preemptive rights and have such conversion and exchange rights as set forth in the Prospectus and this Statement of Additional Information. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

  Shareholders of the Funds do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all Funds voting together for election of trustees may elect all of the members of the Trust's Board. In such event, the remaining holders cannot elect any trustees of the Trust.

  On any matter submitted to a vote of shareholders, shares of a Fund will be voted by the Fund's shareholders individually when the matter affects the specific interest of the Fund only, such as approval of the Fund's investment management arrangements. In addition, shares of a particular class of a Fund may vote on matters affecting only that class. The shares of a Fund and of the Trust's other series will be voted in the aggregate on other matters, such as the election of Trustees and ratification of the selection of the Trust's independent accountants.

  Normally there will be no annual meeting of shareholders for any of the Funds in any year, except as required under the Investment Company Act of 1940, as amended (the "1940 Act"). A Trustee may be removed at any meeting of the shareholders of the Trust by a vote of the shareholders owning at least two-thirds of the outstanding shares. Any Trustee may call a special meeting of shareholders for any purpose. Furthermore, Trustees shall promptly call a meeting of shareholders solely for the purpose of removing one or more Trustees when requested in writing to do so by shareholders holding 10% of the Trust's outstanding shares.

  Pursuant to the Trust's Agreement and Declaration of Trust, the Trust may issue an unlimited number of shares of each Fund. Each share of a Fund represents an interest in the Fund only, has a par value of $0.01 per share, represents an equal proportionate interest in the Fund with other shares of the Fund and is entitled to such dividends and distributions out of the income earned and gain realized on the assets belonging to the Fund as may be declared by the Board of Trustees. Each share of a Fund is equal in earnings, assets and voting privileges except that each class normally has exclusive voting rights with respect to its distribution plan and bears the expenses, if any, related to the distribution of its shares. Shares of a Fund, when issued, are fully paid and nonassessable.

  Advisor Class shares are offered through the Prospectuses and this Statement of Additional Information to (a) trustees or other fiduciaries purchasing shares for employee benefit plans which are sponsored by organizations which have at least 1,000 employees; (b) any account with assets of at least $10,000 if (i) a financial planner, trust company, bank trust department or registered investment advisor has investment discretion over such account, and (ii) the account holder pays such person as compensation for its advice and other services an annual fee of at least 0.50% on the assets in the account; (c) any account with assets of at least $10,000 if (i) such account is established under a "wrap fee" program, and (ii) the account holder pays the sponsor of such program an annual fee of at least 0.50% on the assets in the account; (d) accounts advised by the Sub-advisors or one of the companies formerly affiliated with the Asset Management Division of Liechtenstein Global Trust AG, provided such accounts were invested in Advisor Class shares of any of the funds in The AIM Family of Funds on May 29, 1998; and (e) any of the companies affiliated with AMVESCAP PLC. Pursuant to a separate prospectus, the Fund also offers Class A, Class B and Class C shares, which represent interests in the Fund. The Class A, Class B and Class C shares have different distribution arrangements.

                              INVESTMENT POLICIES

  In addition to the primary investment policies set forth in the Prospectuses, each Fund may engage in other types of investments, as described below. Unless specifically noted, the Fund's investment policies described in this Statement of Additional Information are not fundamental policies and may be changed by vote of the Trust's Board of Trustees, without shareholder approval.

  Pacific Growth Fund's primary investment area includes: Australia, Hong Kong, India, Indonesia, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, South Korea, Taiwan and Thailand. Europe Growth Fund's primary investment area includes: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, Turkey and the United Kingdom.

  Pacific Fund, Europe Fund, and Japan Fund each may invest up to 35% of its total assets in the equity securities of issuers domiciled outside of its primary investment areas. Such investments may include: (a) securities of issuers in countries that are not located in the primary investment area but are linked by tradition, economic markets, cultural similarities or geography to the countries in such primary investment area; and (b) securities of issuers located elsewhere in the world that have operations in the primary investment area or that stand to benefit from political and economic events in the primary investment area. Accordingly, the Funds are regional funds for investors interested in more geographically concentrated investment but still desiring to diversify across multiple markets.

  For purposes of the Prospectus and this Statement of Additional Information, an issuer typically is considered to be domiciled in a particular country if it is (a) organized under the laws of, or has its principal office in, a particular country or (b) normally derives 50% or more of its total revenues from business in that country, provided that, in the view of AIM and/or the Sub-advisors, the value of such issuer's securities tends to reflect such country's development to a greater extent than developments elsewhere. However, these are not absolute requirements, and certain companies incorporated in a particular country and considered by AIM and/or the Sub-advisors to be located in that country may have substantial foreign operations or subsidiaries and/or export sales exceeding in size the assets or sales in that country.

  Pacific Fund, Europe Fund, and Japan Fund each may invest up to 35% of its total assets in debt securities, including U.S. and foreign government securities and corporate debt securities, Samurai and Yankee bonds, Euro bonds and Depositary Receipts. The issuers of such debt securities may or may not be domiciled in the primary investment area of a Fund. Each Fund will limit its purchases of debt securities to investment grade obligations. "Investment grade" debt refers to those securities rated within one of the four highest ratings categories by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or, if not similarly rated by any other nationally recognized statistical rating organization ("NRSRO"), deemed by AIM and/or the Sub-advisors to be of equivalent quality.

  There is no assurance that the Funds will achieve their investment objectives.

SELECTION OF INVESTMENTS

  Because the development of the world's economies and stock markets is rapidly evolving, from time to time the Board of Trustees may add or delete countries from a Fund's primary investment area as set forth in the Fund's Prospectus.

  In determining the appropriate distribution of investments among various countries and geographic regions for the Funds, AIM and/or the Sub-advisors ordinarily consider the following factors: prospects for relative economic growth between the different countries in which each Fund may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

  In analyzing companies for investment by each Fund, AIM and/or the Sub-advisors ordinarily look for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their respective marketplaces. In certain countries, governmental restrictions and other limitations on investment may affect the maximum percentage of equity ownership in any one company by a Fund or the Funds in the aggregate. In addition, in some instances only special classes of securities may be purchased by foreigners and the market prices, liquidity and rights with respect to those securities may vary from shares owned by nationals.

  AIM and/or the Sub-advisors allocate investments among fixed income securities of particular issuers on the basis of its views as to the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the economy, movements in the general level and term of interest rates, currency values, political developments, and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it. If market interest rates decline, fixed income securities generally appreciate in value and vice versa. Fixed income securities denominated in currencies other than the U.S. dollar or in multinational currency units are evaluated on the strength of the particular currency against the U.S. dollar as well as on the current and expected levels of interest rates in the country or countries. In addition to the foregoing, a Fund may seek to take advantage of differences in relative values of fixed income securities among various countries.

  Equity securities in which the Funds may invest include common stocks, preferred stocks, convertible debt securities and warrants to acquire such securities.

  Mid Cap Fund. The Fund may invest up to 35% of its total assets in the equity securities of (a) issuers domiciled in the United States that, at the time of purchase, have market capitalizations outside the range of market capitalizations of companies that are included in the Russell Mid Cap Index; and
(b) issuers domiciled outside the United States, including (i) issuers linked by tradition, economic markets, cultural similarities or geography to the United States; and (ii) issuers located elsewhere in the world that have operations in the United States or that stand to benefit from political or economic events in the United States. In addition, the Fund may invest up to 35% of its total assets in investment grade debt securities, including U.S. and foreign government securities and corporate debt securities, Samurai and Yankee bonds, Euro bonds and Depositary Receipts. The issuers of such debt securities may or may not be domiciled in the United States.

  As of June 30, 1998, the market capitalizations of companies comprising the Russell Mid Cap Index ranged from approximately $1.4 to $10.3 billion. Market capitalization means the total market value of a company's outstanding common stock. There is no necessary correlation between market capitalization and the financial attributes (such as level of assets, revenues or income) often used to measure a company's size.

  At this time, AIM and/or the Sub-advisors are not aware of the existence of any investment or exchange control regulations that might substantially impair the operations of the Funds as described in the Prospectus and this Statement of Additional Information. Although restrictions may in the future make it undesirable to invest in certain countries, AIM and/or the Sub-advisors does not believe that any current repatriation restrictions would affect its decisions to invest in the countries eligible for investment by any Fund. It should be noted, however, that this situation could change at any time.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

  With respect to certain countries, investments by a Fund presently may be made only by acquiring shares of other investment companies (including investment vehicles or companies advised by AIM and/or the Sub-advisors or their affiliates ("Affiliated Funds")) with local governmental approval to invest in those countries. At such time as direct investment in these countries is allowed, the Funds anticipate investing directly in these markets. The Funds may also invest in the securities of closed-end investment companies within the limits of the 1940 Act. These limitations currently provide that, in part, each Fund may purchase shares of a closed-end investment company unless: (a) such a purchase would cause a Fund to own more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause a Fund to have more than 5% of its assets invested in the investment company or more than 10% of its assets invested in an aggregate of all such investment companies. Investment in investment companies may involve the payment of substantial premiums above the value of such companies' portfolio securities. The Funds do not intend to invest in such vehicles or funds unless AIM and/or the Sub-advisors determine that the potential benefits of such investments justify the payment of any applicable premiums. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. The return on such securities will be reduced by operating expenses of such companies including payments to the investment managers of those investment companies. At the same time, such Fund would continue to pay its own management fees and other expenses. With respect to investments in Affiliated Funds, AIM and/or the Sub-advisors waive their advisory fee to the extent that such fees are based on assets of a Fund invested in Affiliated Funds.

SAMURAI AND YANKEE BONDS

  The Japan Fund and the Pacific Fund may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and the Mid Cap Fund may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). As compared with bonds issued in their countries of domicile, such bond issues normally carry a higher interest rate but are less actively traded. It is the policy of each Fund to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield. These bonds are issued by governments that are members of the Organization for Economic Cooperation and Development or have AAA ratings. None of the Funds has invested in Samurai or Yankee bonds since 1982.

DEPOSITARY RECEIPTS

  Each Fund may hold foreign securities. Such investments may include American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of a Fund's investment policies, its investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the underlying foreign equity securities.

  ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Funds may invest in both sponsored and unsponsored ADRs.

WARRANTS OR RIGHTS

  Warrants or rights may be acquired by a Fund in connection with other securities or separately and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

LENDING OF PORTFOLIO SECURITIES

  For the purpose of realizing additional income, each Fund may make secured loans of its portfolio securities amounting to not more than 30% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent, plus any accrued interest, "marked to market" on a daily basis. While a loan is outstanding, the borrower must maintain with the Fund's custodian collateral consisting of cash, U.S. government securities or certain irrevocable letters of credit equal to at least the value of the borrowed securities, plus any accrued interest or such other collateral as permitted by the Fund's investment program and regulatory agencies, and as approved by the Board. The risks of lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially. The Funds may pay reasonable administrative and custodial fees in connection with the loans of their securities. While the securities loans are outstanding, the Funds will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Fund will have a right to call each loan at any time and obtain the securities within the stated settlement period. The Funds will not have the right to vote equity securities while they are being lent, but may call in a loan in anticipation of any important vote. Loans only will be made to firms deemed by AIM and/or the Sub-advisors to be of good standing and will not be made unless, in the judgment of AIM and/or the Sub-advisors, the consideration to be earned from such loans would justify the risk.

COMMERCIAL BANK OBLIGATIONS

  For the purposes of each Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Funds to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a Fund typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase of $1 billion or more, this $1 billion figure is not an investment policy or restriction of any Fund. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

PRIVATIZATIONS

  The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). AIM and/or the Sub-advisors believe that privatizations may offer opportunities for significant capital appreciation and intends to invest in privatizations in appropriate circumstances. In certain foreign countries, the ability of foreign entities to participate in privatizations may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

REPURCHASE AGREEMENTS

  A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt, the Funds intend to enter into repurchase agreements only with banks and dealers believed by AIM and/or the Sub-advisors to present minimal credit risks in accordance with guidelines approved by the Trust's Board. AIM and/or the Sub-advisors reviews and monitors the creditworthiness of such institutions under the Board's general supervision.

  A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under the U.S. Bankruptcy Code that would allow it immediately to resell the collateral. A Fund will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would be invested in such repurchase agreements and other illiquid investments.

BORROWING, REVERSE REPURCHASE AGREEMENTS AND "ROLL" TRANSACTIONS

  Each Fund's borrowings will not exceed 33 1/3% of its total assets, i.e., each Fund's total assets at all times will equal at least 300% of the amount of outstanding borrowings. If market fluctuations in the value of a Fund's portfolio holdings or other factors cause the ratio of the Fund's total assets to outstanding borrowings to fall below 300%, within three days (excluding Sundays and holidays) of such event the Fund may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. Each Fund also may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. A Fund may borrow in connection with meeting requests for the redemption of a Fund's shares. Any borrowing by a Fund may cause greater fluctuation in the value of its shares than would be the case if the Fund did not borrow.

  Each Fund's fundamental investment limitations permit the Fund to borrow money for leveraging purposes. Each Fund, however, currently is prohibited, pursuant to a non-fundamental investment policy, from borrowing money in order to purchase securities. Nevertheless, this policy may be changed in the future by the Trust's Board of Trustees. If a Fund employs leverage in the future, it would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in a Fund's net asset value. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, a Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, a Fund's earnings or net asset value would decline faster than would otherwise be the case.

  Each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Fund transfers possession of a security to another party, such as a bank or broker/dealer in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. Each Fund also may engage in "roll" borrowing transactions which involve its sale of Government National Mortgage Association certificates or other securities together with a commitment (for which the Fund may receive a fee) to purchase similar, but not identical, securities at a future date. A Fund will segregate with a custodian liquid assets in an amount sufficient to cover its obligations under "roll" transactions and reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks. A Fund may borrow through reverse repurchase agreements and "roll" transactions in connection with meeting requests for the redemption of a Fund's shares.

WHEN-ISSUED OR FORWARD COMMITMENT SECURITIES

  A Fund may purchase debt securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The Price, which generally is expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund will purchase or sell when-issued securities or enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to a Fund. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate cash or liquid securities equal to the value of the when-issued or forward commitment securities with its custodian and will mark to market daily such assets. There is a risk that the securities may not be delivered and that a Fund may incur a loss.

TEMPORARY DEFENSIVE STRATEGIES

  Money market instruments in which the Funds may invest include the following: government securities; high grade commercial paper; bank certificates of deposit; bankers' acceptances; and repurchase agreements related to any of the foregoing. High grade commercial paper refers to commercial paper rated P-1 by Moody's or A-1 by S&P, at the time of investment or, if unrated, deemed by the Sub-advisors to be of comparable quality.

                    OPTIONS, FUTURES AND CURRENCY STRATEGIES

SPECIAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES

  The use of options, futures contracts and forward currency contracts ("Forward Contracts") involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow.

          (1) Successful use of most of these instruments depends upon AIM and/or the Sub-advisors' ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While AIM and/or the Sub-advisors are experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

          (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the hedging instrument is traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

          (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because AIM and/or the Sub-advisors projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from threat increase might by wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

          (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time.

          (5) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

WRITING CALL OPTIONS

  A Fund may write (sell) call options on securities, indices and currencies. Call options generally will be written on securities and currencies that, in the opinion of AIM and/or the Sub-advisors, are not expected to make any major price moves in the near future but that, over the long term, are deemed to be attractive investments for the Fund.

  A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

  Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objectives. When writing a call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency, which will be increased or offset by the premium received. The Fund does not consider a security or currency covered by a call option to be "pledged" as that term is used in the Fund's policy that limits the pledging or mortgaging of its assets.

  Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security or currency at less than its market value.

  The premium that a Fund receives for writing a call option is deemed to constitute the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment and the length of the option period. In determining whether a particular call option should be written, AIM and/or the Sub-advisors will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

  Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both.

  The Funds will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity normally are higher than those applicable to purchases and sales of portfolio securities.

  The exercise price of the options may be below, equal to or above the current market values of the underlying securities, indices or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

  A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from writing the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

WRITING PUT OPTIONS

  The Funds may write put options on securities, indices and currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

  A Fund generally would write put options in circumstances where AIM and/or the Sub-advisors wish to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund also would receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price, less the premium received.

  Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security or currency at more than its market value.

PURCHASING PUT OPTIONS

  Each Fund may purchase put options on securities, indices and currencies. As the holder of a put option, a Fund would have the right to sell the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such option, exercise such option or permit such option to expire.

  A Fund may purchase a put option on an underlying security or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any profit otherwise available for distribution when the security or currency eventually is sold.

  A Fund also may purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, a Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

PURCHASING CALL OPTIONS

  Each Fund may purchase call options on securities, indices and currencies. As the holder of a call option, a Fund would have the right to purchase the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such option, exercise such option or permit such option to expire.

  Call options may be purchased by a Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique also may be useful to the Funds in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. As long as it holds such a call option, rather than the underlying security or currency itself, a Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

  Each Fund also may purchase call options on underlying securities or currencies it owns to avoid realizing losses that would result in a reduction of its current return. For example, where a Fund has written a call option on an underlying security or currency having a current market value below the price at which it purchased the security or currency, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency. Accordingly, the Fund could purchase a call option on the same underlying security or currency, which could be exercised to fulfill the Fund's delivery obligations under its written call (if it is exercised). This strategy could allow the Fund to avoid selling the portfolio security or currency at a time when it has an unrealized loss; however, the Fund would have to pay a premium to purchase the call option plus transaction costs.

  Aggregate premiums paid for put and call options will not exceed 5% of such Fund's total assets at the time of purchase.

  Each Fund may attempt to accomplish objectives similar to those involved in using Forward Contracts by purchasing put or call options on currencies. A put option gives a Fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration of the option. A call option gives a Fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date of the option. A Fund might purchase a currency put option, for example, to protect itself against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.

  Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless AIM and/or the Sub-advisors believe that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

  The staff of the SEC considers purchased OTC options to be illiquid securities. A Fund may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

  A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund intends to purchase or write only those exchange-listed options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

INDEX OPTIONS

  Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such calls as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier, if the closing level is less than the exercise price.

  The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

  Even if a Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund, as the call writer, will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

  If a Fund purchases an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS

  A Fund may enter into interest rate, currency or stock index futures contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. The Funds' hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, or decreases in currency exchange rates and stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, or increases in currency exchange rates or stock prices.

  The Funds only will enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

  Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Funds' exposure to interest rate and currency exchange rate fluctuations, the Funds may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

  A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time and place. A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price at which the Futures Contract is originally struck; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

  Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that the Funds will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

  As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September deutschmarks on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of another Futures Contract of September deutschmarks on the same exchange. In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

  The Funds' Futures transactions will be entered into for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that a Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

  "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

  Subsequent payments, called "variation margin," to and from the futures commission merchant through which the Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

  Risks of Using Futures Contracts. The prices of Futures Contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest and currency rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

  There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities or currencies in the Fund's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. A decision of whether, when and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest or currency rate trends.

  Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract.

  Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract and option on Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract or option, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract and option prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

  If a Fund were unable to liquidate a Futures or option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

  Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because initial margin deposit requirements in the Futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

OPTIONS ON FUTURES CONTRACTS

  Options on Futures Contracts are similar to options on securities or currencies, except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

  The purchase of call options on Futures can serve as a long hedge, and the purchase of put options on Futures can serve as a short hedge. Writing call options on Futures can serve as a limited short hedge, and writing put options on Futures can serve as a limited long hedge, using a strategy similar to that used for writing options on securities, foreign currencies or indices.

  If a Fund writes an option on a Futures Contract, it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures Contracts. Premiums received from the writing of an option on a Futures Contract are included in the initial margin deposit.

  A Fund may seek to close out an option position by selling an option covering the same Futures Contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

LIMITATIONS ON USE OF FUTURES, OPTIONS ON FUTURES AND CERTAIN OPTIONS ON CURRENCIES

  To the extent that a Fund enters into Futures Contracts, options on Futures Contracts, and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. In general, a call option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract exceeds the strike, i.e., exercise, price of the call; a put option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract is exceeded by the strike price of the put. This guideline may be modified by the Trust's Board of Trustees without a shareholder vote. This limitation does not limit the percentage of a Fund's assets at risk to 5%.

FORWARD CONTRACTS

  A Forward Contract is an obligation, generally arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the Forward Contract. A Fund may also, if its contra party agrees, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.

  A Fund engages in forward currency transactions in anticipation of or to protect itself against fluctuations in exchange rates. A Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in a foreign currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, a Fund might purchase a currency forward to "lock in" the price of securities denominated in that currency that it anticipates purchasing.

  Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Each Fund will enter into such Forward Contracts with major U.S. or foreign banks and securities or currency dealers in accordance with guidelines approved by the Board.

  Each Fund may enter into Forward Contracts either with respect to specific transactions or with respect to the overall investments of the Fund. The precise matching of the Forward Contract amounts and the value of specific securities generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be predicted accurately, causing a Fund to sustain losses on these contracts and transaction costs.

  At or before the maturity of a Forward Contract requiring a Fund to sell a currency, the Fund either may sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract if its contra party agrees, entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

  The cost to a Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts usually are entered into on a principal basis, no fees or commissions are involved. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

FOREIGN CURRENCY STRATEGIES -- SPECIAL CONSIDERATIONS

  A Fund may use options on foreign currencies, Futures on foreign currencies, options on Futures on foreign currencies and Forward Contracts to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

  A Fund might seek to hedge against changes in the value of a particular currency when no Futures Contract, Forward Contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which AIM and/or the Sub-advisors believe will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

  The value of Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of Futures Contracts, Forward Contracts or options, a Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or Futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Futures contracts or options until they reopen.

  Settlement of Futures Contracts, Forward Contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVER

  Transactions using Forward Contracts, Futures Contracts and options (other than options purchased by a Fund) expose the Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either
(1) an offsetting ("covered") position in securities, currencies or other options, Forward Contracts or Futures Contracts, or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.

  Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Forward Contract, Futures Contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                                  RISK FACTORS

ILLIQUID SECURITIES

  A Fund may invest up to 15% of its net assets in illiquid securities. Securities may be considered illiquid if a Fund cannot reasonably expect within seven days to sell the securities for approximately the amount at which the Fund values such securities. See "Investment Limitations." The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of liquid securities such as securities eligible for trading on U.S. securities exchanges or in the OTC markets. Moreover, restricted securities, which may be illiquid for purposes of this limitation, often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

  Illiquid securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

  Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

  Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

  With respect to liquidity determinations generally, the Trust's Board of Trustees has the ultimate responsibility for determining whether specific securities, including restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, are liquid or illiquid. The Trust's Board has delegated the function of making day-to-day determinations of liquidity to AIM and/or the Sub-advisors in accordance with procedures approved by the Board. AIM and/or the Sub-advisors take into account a number of factors in reaching liquidity decisions, including: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes for the security; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited, and the mechanics of transfer.) AIM and/or the Sub-advisors monitor the liquidity of securities in each Fund's portfolio and periodically reports such determinations to the Trust's Board of Trustees. If the liquidity percentage restriction of a Fund is satisfied at the time of investment, a later increase in the percentage of illiquid securities held by the Fund resulting from a change in market value or assets will not constitute a violation of that restriction. If as a result of a change in market value or assets, the percentage of illiquid securities held by the Fund increases above the applicable limit, AIM and/or the Sub-advisors will take appropriate steps to bring the aggregate amount of illiquid assets back within the prescribed limitations as soon as reasonably practicable, taking into account the effect of any disposition on the Fund.

FOREIGN SECURITIES

  Political, Social and Economic Risks. Investing in securities of non-U.S. companies may entail additional risks due to the potential political, social and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization, confiscatory taxation, or other confiscation by any country, a Fund could lose its entire investment in any such country. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

  Religious, Political and Ethnic Instability. Certain countries in which a Fund may invest may have groups that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries. Instability may also result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; and (iii) hostile relations with neighboring or other countries. Such political, social and economic instability could disrupt the principal financial markets in which a Fund invests and adversely affect the value of its assets.

  Foreign Investment Restrictions. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. For example, certain countries require prior governmental approval before investments by foreign persons may be made, or may limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

Additionally, certain costs attributable to foreign investing, such as custody charges, are higher than those attributable to domestic investing.

  Non-Uniform Corporate Disclosure Standards and Governmental
Regulation. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by a Fund (other than the Mid Cap Fund) will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning most foreign issuers of securities held by a Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, AIM and/or the Sub-advisors will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as restrictions on market manipulation, insider trading rules, shareholder proxy requirements and timely disclosure of information.

  Currency Fluctuations. Because each Fund, other than the Mid Cap Fund, under normal circumstances will invest a substantial portion of its total assets in the securities of foreign issuers that are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for a significant part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of the Fund. Moreover, if the value of the foreign currencies in which a Fund receives its income declines relative to the U.S. dollar between the receipt of income and the making of Fund distributions, it may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, the international balance of payments, governmental intervention, speculation and other economic and political conditions.

  The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the relative movement of interest rate and the pace of business activity in the other countries and the United States, and other economic and financial conditions affecting the world economy.

  Although each Fund values its assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will do so, from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to sell that currency to the dealer.

  Adverse Market Characteristics. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities markets and brokers generally are subject to less governmental supervision and regulation than in the United States, and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. AIM and/or the Sub-advisors will consider such difficulties when determining the allocation of each Fund's assets, although AIM and/or the Sub-advisors do not believe that such difficulties will have a material adverse effect on the Funds' portfolio trading activities.

  The Funds may use foreign custodians, which may involve risks in addition to those related to the use of U.S. custodians. Such risks include uncertainties relating to: (i) determining and monitoring the financial strength, reputation and standing of the foreign custodian; (ii) maintaining appropriate safeguards to protect the Funds' investments and (iii) obtaining and enforcing judgments against such custodians.

  The risk also exists that an emergency situation may arise in one or more foreign markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, when a Fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of
Section 22(e). During the period commencing from a Fund's identification of such conditions until the date of SEC action, the portfolio securities of the Fund in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

  Withholding Taxes. A Fund's net investment income from foreign issuers may be subject to non-U.S. withholding taxes by the foreign issuer's country, thereby reducing the Fund's net investment income or delaying the receipt of income where those taxes may be recaptured. See "Taxes" herein.

  Concentration. To the extent a Fund invests a significant portion of its assets in securities of issuers located in a particular country or region of the world, it may be subject to greater risks and may experience greater volatility than a fund that is more broadly diversified geographically.

  Special Considerations Affecting Western European Countries. The countries that are members of the European Economic Community ("Common Market") (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden and the United Kingdom) eliminated certain import tariffs and quotas and other trade barriers with respect to one another over the past several years. AIM and/or the Sub-advisors believe that this deregulation should improve the prospects for economic growth in many Western European countries. Among other things, the deregulation could enable companies domiciled in one country to avail themselves of lower labor costs existing in other countries. In addition, this deregulation could benefit companies domiciled in one country by opening additional markets for their goods and services in other countries. Since, however, it is not clear what the exact form or effect of these Common Market reforms will be on business in Western Europe, it is impossible to predict the long-term impact of the implementation of these programs on the securities owned by a Fund.

  Special Considerations Affecting Russia and Eastern European
Countries. Investing in Russia and Eastern European countries involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets and should be considered highly speculative. Such risks include: (1) delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody;
(2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (3) pervasiveness of corruption and crime in the economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation) and high unemployment; (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends and on a Fund's ability to exchange local currencies for U.S. dollars; (7) political instability and social unrest and violence; (8) the risk that the governments of Russia and Eastern European countries may decide not to continue to support the economic reform programs implemented recently and may follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed when such countries had a communist form of government; (9) the financial condition of companies in these countries, including large amounts of inter-company debt that may create a payments crisis on a national scale; (10) dependency on exports and the corresponding importance of international trade; (11) the risk that the tax system in these countries will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (12) the underdeveloped nature of the securities markets.

  Special Considerations Affecting Pacific Region Countries. Many Pacific region countries may be subject to a greater degree of social, political and economic instability than is the case in the United States. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, and changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and
(v) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the principal financial markets in which a Fund invests and adversely affect the value of a Fund's assets. In addition, there may be the possibility of asset expropriations or future confiscatory levels of taxation affecting the Funds.

  In China, India, Indonesia, Malaysia, the Philippines, Singapore, South Korea and Thailand, government regulation or a company's charter may limit the maximum foreign aggregate ownership of equity in the company. South Korea generally prohibits foreign investment in won-denominated debt securities, and Sri Lanka prohibits foreign investment in government debt securities. South Korea prohibits foreign investment in specified telecommunications companies, and the Philippines prohibits foreign investment in mass media companies and companies providing certain professional services. In the Philippines, a Fund may generally invest in "B" shares of Philippine issuers engaged in partly nationalized business activities, the market prices, liquidity and rights of which may vary from shares owned by nationals. Similarly, in China, a Fund may only invest in "B" shares of securities traded on The Shanghai Securities Exchange and The Shenzhen Stock Exchange, currently the two officially recognized securities exchanges in China. "B" shares traded on The Shanghai Securities Exchange are settled in U.S. dollars, and those traded on The Shenzhen Stock Exchange are generally settled in Hong Kong dollars. Certain countries, such as India, face serious exchange constraints.

  If, because of restrictions on repatriation or conversion of funds, a Fund were unable to timely distribute substantially all of its net investment income, and net capital gains, the Fund could be subject to federal income and excise taxes that would not otherwise be incurred and could cease to qualify for the favorable tax treatment afforded to regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). In such case, it would become subject to federal income tax on all of its income and net gains.

  Several Pacific region countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurgency. Thailand has experienced border conflicts with Laos and Cambodia, and India is engaged in border disputes with several of its neighbors, including China and Pakistan. An uneasy truce exists between North Korea and South Korea, and the recurrence of hostilities remains possible. Reunification of North Korea and South Korea could have a detrimental effect on the economy of South Korea. Also, China continues to claim sovereignty over Taiwan and has, in the past, conducted military maneuvers near Taiwan.

  The economies of most Pacific region countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of Pacific region countries. In addition, the economies of some of the Asia Pacific region countries, Australia and Indonesia, for example, are vulnerable to weakness in world prices for their commodity exports, including crude oil.

  Few of the Pacific region countries have Western-style or fully democratic governments. Some governments in the region are authoritarian in nature and influenced by security forces. For example, during the course of the last 25 years, governments in the region have been installed or removed as a result of military coups, while others have periodically demonstrated repressive police state characteristics. In several Pacific region countries, the leadership ability of the government has suffered as a result of recent corruption scandals. Disparities of wealth, among other factors, have also led to social unrest in some of the Asia Pacific region countries, accompanied, in certain cases, by violence and labor unrest. Ethnic, religious and racial disaffection, as evidenced in India, Pakistan, and Sri Lanka, for example, have created social, economic and political problems. Such problems also have occurred in other regions.

  Starting in mid-1997, some Pacific region countries began to experience currency devaluations that resulted in high interest rate levels and sharp reductions in economic activity. While the currency crisis diminished prospects for short-term corporate earnings growth, AIM and/or the Sub-advisors believe that high interest rate levels may force governments and corporations to restructure the financial sector in a manner that may facilitate a return to high levels of long-term economic activity.

  China assumed sovereignty over Hong Kong in July 1997. Although China has committed by treaty to preserve the economic and social freedoms enjoyed in Hong Kong for fifty years, the continuation of the current form of the economic system in Hong Kong will depend on the actions of the government of China. In addition, such assumption of sovereignty has increased sensitivity in Hong Kong to political developments and statements by public figures in China. Business confidence in Hong Kong, therefore, can be significantly affected by such developments and statements, which in turn can affect markets and business performance. Investments in Hong Kong may be subject to expropriation, nationalization or confiscation, in which case a Fund could lose its entire investment in Hong Kong.

  In addition, there is continuing risk that the Hong Kong dollar will be devalued and a risk of possible loss of investor confidence in the Hong Kong markets and dollar. However, factors exist that are likely to mitigate this risk. First, China has stated its intention to implement a "one country, two systems" policy, which would preserve monetary sovereignty and leave control in the hands of the Hong Kong Monetary Authority ("HKMA").

  Second, fixed rate parity with the U.S. dollar is seen as critical to maintaining investors' confidence in the transition to Chinese rule and, therefore, it is anticipated that, if international investors lose confidence in Hong Kong dollar assets, the HKMA would take steps to support the currency, though the taking of such steps cannot be assured. Third, Hong Kong's and China's sizable combined foreign exchange reserve may be used to support the value of the Hong Kong dollar, provided that China does not appropriate such reserves for other uses, which is not anticipated but cannot be assured. Finally, China would be likely to experience significant adverse political and economic consequences if confidence in the Hong Kong dollar and the territory assets were to be endangered.

  Special Considerations Affecting Japan. Japan's economic growth has declined significantly since 1990. The general government position has deteriorated as a result of weakening economic growth and stimulative measures taken to support economic activity and to restore financial stability. Although the decline in interest rates and fiscal stimulation packages have helped to contain recessionary forces, uncertainties remain. Japan is also heavily dependent upon international trade, so its economy is especially sensitive to trade barriers and disputes.

  The common stocks of many Japanese companies trade at high price-earnings ratios, which may be attributable in part to inefficiencies associated with Japanese corporate operations. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States. In general, however, reported net income in Japan is understated relative to U.S. accounting standards and this is one reason why price-earnings ratios of the stocks of Japanese companies have tended historically to be higher than those for U.S. stocks. In addition, Japanese companies have tended to have higher growth rates than U.S. companies, and Japanese interest rates have generally been lower than in the United States, both of which factors tend to result in lower discount rates and higher price-earnings ratios in Japan than in the United States.

  The Japanese securities markets are less regulated than those in the United States. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are also not always equally enforced.

  In addition, Japan's banking industry is undergoing problems related to bad loans and declining values in real estate.

  Special Considerations Affecting Emerging Markets. Because of the special risks associated with investing in emerging markets, an investment in a Fund should be considered speculative. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world. Investing in the securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

  Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries in which they trade. There also may be a lower level of monitoring and regulation of emerging securities markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

  Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value in issuers compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. In addition, securities traded in certain emerging markets may be subject to risks due to the inexperience of financial intermediaries, a lack of modern technology, the lack of a sufficient capital base to expand business operations, and the possibility of permanent or temporary termination of trading.

  Settlement mechanisms in emerging securities markets may be less efficient and reliable than in more developed markets. In such emerging markets there may be share registration and delivery delays or failures.

  Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

DEBT SECURITIES

  The value of debt securities held by a Fund will fluctuate with changes in the perceived creditworthiness of the issuers of such securities and interest rates. Each Fund is permitted to purchase investment grade debt securities. In selecting debt securities for investment, AIM and/or the Sub-advisors review and monitor the creditworthiness of each issuer and issue and analyze interest rate trends and specific developments that may affect individual issuers, in addition to relying on ratings assigned by S&P, Moody's or another NRSRO as indicators of quality. Debt securities rated Baa by Moody's or BBB by S&P are investment grade, although Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities. Each Fund is also permitted to purchase debt securities that are not rated by S&P, Moody's or another NRSRO, but that AIM and/or the Sub-advisors determine to be of comparable quality to that of rated securities in which the Fund may invest. Such securities are included in the computation of any percentage limitations applicable to the comparable rated securities.

  Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security. AIM and/or the Sub-advisors will consider such an event in determining whether a Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. Also, NRSROs may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. For a description of Moody's and S&P ratings, see "Appendix" herein.

EQUITY SECURITIES

  Equity securities, particularly common stocks, generally represent the most junior position in an issuer's capital structure and entitle holders to an interest in the assets of an issuer, if any, remaining after all more senior claims have been satisfied.

                             INVESTMENT LIMITATIONS

  Each Fund has adopted the following investment limitations as fundamental policies that may not be changed without approval by the affirmative vote of a majority of the outstanding shares of the Fund. No Fund may:

          (1) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

          (2) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

          (3) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

          (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

          (5) Purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies;

          (6) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities; or

          (7) Purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

  Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

  For purposes of the concentration policy contained in limitation (7) above, each Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organization are considered to be securities of issuers in the same industry.

  The following investment limitations of each Fund are not fundamental policies and may be changed by vote of the Trust's Board of Trustees without shareholder approval. Each Fund may not:

          (1) Invest more than 15% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days;

          (2) Borrow money except for temporary or emergency purposes (not for leveraging) in excess of 33 1/3% of the value of the Fund's total assets;

          (3) Enter into a futures contract, an option on a futures contract or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of these positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into;

          (4) Purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

          (5) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

  If a percentage restriction on investment or utilization of assets in an investment policy or limitation is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values or a similar type of event will not be considered a violation of a Fund's investment policies or restrictions. A Fund may exchange securities, exercise conversion or subscription rights, warrants, or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the 1940 Act, any such securities so acquired without regard to the Fund's investment policies and restrictions. The original cost of the securities so acquired will be included in any subsequent determination of a Fund's compliance with the investment percentage limitations referred to above and in the Prospectus.

  Investors should refer to each Fund's Prospectus for further information with respect to that particular Fund's investment objective, which may not be changed without the approval of its shareholders, and other investment policies, techniques and limitations, which may be changed without shareholder approval.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

  Subject to policies established by the Trust's Board, AIM and/or the Sub-advisors are responsible for the execution of the Funds' portfolio transactions and the selection of brokers/dealers who execute such transactions on behalf of the Funds. In executing transactions, AIM and/or the Sub-advisors seek the best net results for each Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Although AIM and/or the Sub-advisors generally seek reasonably competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. While the Funds may engage in soft dollar arrangements for research services, as described below, the Funds have no obligation to deal with any broker/dealer or group of broker/dealers in the execution of portfolio transactions.

  Consistent with the interests of the Funds, AIM and/or the Sub-advisors may select brokers to execute the Funds' portfolio transactions on the basis of the research services they provide to AIM and/or the Sub-advisors for its use in managing the Funds and its other advisory accounts. Such services may include furnishing analysis, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such broker are in addition to, and not in lieu of, the services required to be performed by AIM and/or the Sub-advisors under the applicable investment management and administration contract. A commission paid to such broker may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that AIM and/or the Sub-advisors determine in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of AIM and/or the Sub-advisors to the Funds and its other clients and that the total commissions paid by each Fund will be reasonable in relation to the benefits received by the Funds over the long term. Research services may also be received from dealers who execute Fund transactions in OTC markets.

  AIM and/or the Sub-advisors may allocate brokerage transactions to broker/dealers who have entered into arrangements under which the broker/dealer allocates a portion of the commissions paid by the Fund toward payment of its expenses, such as transfer agent and custodian fees.

  Investment decisions for each Fund and for other investment accounts managed by AIM and/or the Sub-advisors are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts, including one or more Funds. In such cases, simultaneous transactions may occur. Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases AIM and/or the Sub-advisors believe that coordination and the ability to participate in volume transactions will be beneficial to the Funds.

  Under a policy adopted by the Trust's Board, and subject to the policy of obtaining the best net results, AIM and/or the Sub-advisors may consider a broker/dealer's sale of the shares of the Funds and the other funds for which AIM or the Sub-advisors serve as investment manager and/or administrator in selecting broker/dealers for the execution of portfolio transactions. This policy does not imply a commitment to execute portfolio transactions through all broker/dealers that sell shares of the Funds and such other funds.

  Each Fund contemplates purchasing most foreign equity securities in OTC markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on U.S. transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

  Foreign equity securities may be held by a Fund in the form of ADRs, ADSs, EDRs, GDRs, CDRs or securities convertible into foreign equity securities. ADRs, ADSs, EDRs, GDRs and CDRs may be listed on stock exchanges, or traded in the OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the OTC markets.

  Each Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through certain companies that are affiliated with AIM or any of the Sub-advisors. The Trust's Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

  The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of a Fund, provided the conditions of an exemptive order received by the Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund provided the Funds follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

  For the fiscal years ended December 31, 1998 and 1997, no payments were made to affiliated brokers.

  Aggregate brokerage commissions paid by the Funds for their three most recent fiscal years were:

       FUND                                        1998           1997           1996
       ----                                     ----------     ----------     ----------
   Europe Fund................................  $1,989,166     $2,217,385     $2,711,139
   Japan Fund.................................  $  235,325     $  218,841     $  253,623
   Mid Cap Fund...............................  $1,528,607     $2,193,539     $2,760,768
   Pacific Fund...............................  $  930,036     $2,767,789     $5,151,533

PORTFOLIO TRADING AND TURNOVER

  Although the Funds generally do not intend to trade for short-term profits, the securities held by a Fund will be sold whenever AIM and/or the Sub-advisors believe it is appropriate to do so, without regard to the length of time a particular security may have been held. Portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by each Fund's average month-end portfolio sales, excluding short-term investments. The portfolio turnover rate will not be a limiting factor when AIM and/or the Sub-advisors deem portfolio changes appropriate. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs that a Fund will bear directly and may result in the realization of net capital gains that are taxable when distributed to the Fund's shareholders. The portfolio turnover rates for the fiscal years ended December 31, 1998 and 1997 were as follows:

   FUND                                                          1998     1997
   ----                                                          ----     ----
   Europe Fund.................................................   97%     107%
   Japan Fund..................................................   67%      58%
   Mid Cap Fund................................................  168%     190%
   Pacific Fund................................................   96%      80%

                                   MANAGEMENT

  The Trust's Board of Trustees has overall responsibility for the operation of the Funds. The Board has approved all significant agreements between the Trust and persons or companies furnishing services to the Funds including the investment management and administration agreement with AIM, the investment sub-advisory agreement between AIM and the Sub-advisors, the agreements with AIM Distributors regarding distribution of the Funds' shares, the custody agreement and the transfer agency agreement. The day-to-day operations of the Funds are delegated to the officers of the Trust, subject always to the investment objectives and policies of the Funds and to the general supervision of the Trust's Board.

TRUSTEES AND EXECUTIVE OFFICERS

  The Trust's Trustees and Executive Officers are listed below. Unless otherwise indicated, the address of each Executive Officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

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                                POSITIONS HELD
  NAME, ADDRESS AND AGE        WITH REGISTRANT             PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------
 *ROBERT H. GRAHAM, (52)   Trustee, Chairman of the  Director, President and Chief Executive Officer,
                           Board and President       A I M Management Group Inc.; Director and President,
                                                     A I M Advisors, Inc.; Director and Senior Vice
                                                     President, A I M Capital Management, Inc., A I M
                                                     Distributors, Inc., A I M Fund Services, Inc. and
                                                     Fund Management Company; and Director, AMVESCAP PLC.
----------------------------------------------------------------------------------------------------------
 C. DEREK ANDERSON, (57)   Trustee                   Mr. Anderson is President, Plantagenet Capital
 220 Sansome Street                                  Management, LLC (an investment partnership); Chief
 Suite 400                                           Executive Officer, Plantagenet Holdings, Ltd. (an
 San Francisco, CA 94104                             investment banking firm); Director, Anderson Capital
                                                     Management, Inc. since 1988; Director, PremiumWear,
                                                     Inc. (formerly Munsingwear, Inc.) (a casual apparel
                                                     company) and Director, "R" Homes, Inc. and various
                                                     other companies. Mr. Anderson is also a trustee of
                                                     each of the other investment companies registered
                                                     under the 1940 Act that is sub-advised or sub-
                                                     administered by the Sub-advisors.
----------------------------------------------------------------------------------------------------------
 FRANK C. BAYLEY, (59)     Trustee                   Mr. Bayley is a partner of the law firm of Baker &
 Two Embarcadero Center                              McKenzie, and serves as a Director and Chairman of
 Suite 2400                                          C.D. Stimson Company (a private investment company).
 San Francisco, CA 94111                             Mr. Bayley is also a trustee of each of the other
                                                     investment companies registered under the 1940 Act
                                                     that is sub-advised or sub-administered by the
                                                     Sub-advisors.
----------------------------------------------------------------------------------------------------------
 ARTHUR C. PATTERSON, (55) Trustee                   Mr. Patterson is Managing Partner of Accel Partners
 428 University Avenue                               (a venture capital firm). He also serves as a
 Palo Alto, CA 94301                                 director of Viasoft and PageMart, Inc. (both public
                                                     software companies) as well as several other
                                                     privately held software and communications companies.
                                                     Mr. Patterson is also a trustee of each of the other
                                                     investment companies registered under the 1940 Act
                                                     that is sub-advised or sub-administered by the Sub-
                                                     advisors.
----------------------------------------------------------------------------------------------------------

---------------

* A trustee who is an "interested person" of the Trust and A I M Advisors, Inc. as defined in the 1940
  Act.

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                                POSITIONS HELD
  NAME, ADDRESS AND AGE        WITH REGISTRANT             PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------
 RUTH H. QUIGLEY, (64)     Trustee                   Miss Quigley is a private investor. From 1984 to
 1055 California Street                              1986, she was President of Quigley Friedlander & Co.,
 San Francisco, CA 94108                             Inc. (a financial advisory services firm). Miss
                                                     Quigley is also a trustee of each of the other
                                                     investment companies registered under the 1940 Act
                                                     that is sub-advised or sub-administered by the
                                                     Sub-advisors.
----------------------------------------------------------------------------------------------------------
 MELVILLE B. COX, (54)     Vice President            Vice President and Chief Compliance Officer, A I M
                                                     Advisors, Inc., A I M Capital Management, Inc., A I M
                                                     Distributors, Inc., A I M Fund Services, Inc. and
                                                     Fund Management Company.
----------------------------------------------------------------------------------------------------------
 GARY T. CRUM, (50)        Vice President            Director and President, A I M Capital Management,
                                                     Inc.; Director and Senior Vice President, A I M
                                                     Management Group Inc. and A I M Advisors, Inc.; and
                                                     Director, A I M Distributors, Inc. and AMVESCAP PLC.
----------------------------------------------------------------------------------------------------------
 CAROL F. RELIHAN, (43)    Vice President            Director, Senior Vice President, General Counsel and
                                                     Secretary, A I M Advisors, Inc.; Senior Vice
                                                     President, General Counsel and Secretary, A I M
                                                     Management Group Inc.; Director, Vice President and
                                                     General Counsel, Fund Management Company; Vice
                                                     President and General Counsel, A I M Fund Services,
                                                     Inc.; and Vice President, A I M Capital Management,
                                                     Inc. and A I M Distributors, Inc.
----------------------------------------------------------------------------------------------------------
 SAMUEL D. SIRKO (39)      Vice President and        Vice President, Assistant General Counsel and
                           Secretary                 Assistant Secretary, A I M Advisors, Inc.; and
                                                     Assistant General Counsel and Assistant Secretary,
                                                     A I M Management Group Inc., A I M Capital
                                                     Management, Inc., A I M Distributors, Inc., A I M
                                                     Fund Services, Inc. and Fund Management Company.
----------------------------------------------------------------------------------------------------------
 DANA R. SUTTON, (39)      Vice President and        Vice President and Fund Controller, A I M Advisors,
                           Treasurer                 Inc.; and Assistant Vice President and Assistant
                                                     Treasurer, Fund Management Company.
----------------------------------------------------------------------------------------------------------

  The Board of Trustees has a Nominating and Audit Committee, comprised of Miss Quigley and Messrs. Anderson, Bayley and Patterson, which is responsible for nominating persons to serve as Trustees, reviewing audits of the Trust and the Funds and recommending firms to serve as independent auditors of the Trust. All of the Trust's Trustees also serve as directors or trustees of some or all of the other investment companies managed, administered or advised by AIM. All of the Trust's Executive Officers hold similar offices with some or all of the other investment companies managed, administered or advised by AIM. Each Trustee who is not a director, officer or employee of AIM and/or the Sub-advisors or any affiliated company is paid an annual retainer component plus a per-meeting fee component, and reimbursed travel and other expenses incurred in connection with attendance at such meetings. Other Trustees and Officers receive no compensation or expense reimbursements from the Trust.

  For the fiscal year ended December 31, 1998, the Trust paid Mr. Anderson, Mr. Bayley, Mr. Patterson and Miss Quigley, who are not directors, officers or employees of AIM and/or the Sub-advisors or any affiliated company, total compensation of $13,300, $10,900, $12,100 and $13,300, respectively, for their services as Trustees. For the year ended December 31, 1998, Mr. Anderson, Mr. Bayley, Mr. Patterson and Miss Quigley, who are not directors, officers or employees of AIM and/or the Sub-advisors or any other affiliated company, received total compensation of $106,850, $90,650, $98,600 and $99,500, respectively, from the investment companies managed or administered by AIM and sub-advised or sub-administered by the Sub-advisors for which he or she serves as a Trustee. Fees and expenses disbursed to the Trustees contained no accrued or payable pension or retirement benefits. As of April 1, 1999, the Officers and Trustees and their families as a group owned in the aggregate beneficially or of record less than 1% of the outstanding shares of any Fund.

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

  AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046, was organized in 1976 and, together with its subsidiaries, manages or advises approximately 110 investment portfolios encompassing a broad range of investment objectives. INVESCO Asset Management Limited, 11 Devonshire Square, London, EC2M 4YR, England, has provided investment management and/or administrative services to pension funds, insurance funds, index funds, unit trusts, offshore funds and a variety of institutional accounts since 1967. INVESCO Asset Management (Japan) Limited, Imperial Tower, 1-1-1 Uchisaiwai-cho, Chiyoda-Ku, Tokyo, 100-0011, has provided investment management services since 1990. INVESCO Asia Limited, 12/F, Three Exchange Square, 8 Connaught Place, Hong Kong, has provided investment management services since 1972. AIM, the Sub-advisors and their world-wide asset management affiliates provide investment management and/or administrative services to institutional, corporate and individual clients around the world.

  AIM is a direct, wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976. AIM is also the sole shareholder of the Funds' principal underwriter, AIM Distributors.

  AIM Management, AIM and the Sub-Advisors are indirect wholly owned subsidiaries of AMVESCAP PLC, 11 Devonshire Square, London, EC2M 4YR, England. AMVESCAP PLC and its subsidiaries are an independent management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia.

  In addition to the investment resources of their Houston and London offices, AIM and the Sub-advisors draw upon the expertise, personnel, data and systems of other offices in Atlanta, Boston, Dallas, Denver, Louisville, Miami, New York, Portland (Oregon), Frankfurt, Hong Kong, London, Singapore, Sydney, Tokyo and Toronto. In managing the Funds and the Portfolio, the Sub-advisors employ a team approach, taking advantage of its investment resources around the world.

  AIM serves as the investment manager and administrator to each Fund under an investment management and administration contract ("Management Contract") between the Trust and AIM. INVESCO Japan serves as the sub-advisor to Japan Fund under a sub-advisory contract between AIM and INVESCO Japan ("Sub-Management Contract"). INVESCO Asia serves as the sub-advisor to Pacific Fund under a sub-advisory contract between AIM and INVESCO Asia ("Sub-Management Contract"). INVESCO AML serves the sub-adviser to Europe Fund under a sub-advisory contract between AIM and INVESCO AML ("Sub-Management Contract"). The Sub-Management Contracts together with the Management Contract may be referred to hereafter as the "Management Contracts." As investment managers and administrators, AIM and/or the Sub-advisors make all investment decisions for each Fund and administer each Fund's affairs. Among other things, AIM and/or the Sub-advisors furnish the services and pay the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of the Trust and the Funds and provide suitable office space and necessary small office equipment and utilities.

  The Management Contracts may be renewed for additional one-year terms with respect to each Fund, provided that any such renewal has been specifically approved at least annually by: (i) the Board of Trustees or the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940
Act), and (ii) a majority of Trustees who are not parties to the Management Contracts or "interested persons" of any such party (as defined in the 1940
Act), cast in person at a meeting called for the specific purpose of voting on such approval. With respect to any Fund, either the Trust or each of AIM or the Sub-advisors may terminate the Management Contracts without penalty upon sixty days' written notice to the other party. The Management Contracts terminate automatically in the event of their assignment (as defined in the 1940 Act).

  For these services, each Fund (other than Mid Cap Fund) pays AIM investment management and administrative fees, computed daily and paid monthly, based on its average daily net assets, at the annualized rate of 0.975% on the first $500 million, 0.95% on the next $500 million, 0.925% on the next $500 million and 0.90% on the amounts thereafter. Mid Cap Fund pays AIM investment management and administration fees, computed daily and paid monthly, based on its average daily net assets, at the annualized rate of 0.725% on the first $500 million, 0.70% on the next $500 million, 0.675% on the next $500 million and 0.65% on amounts thereafter. AIM pays each Sub-advisor sub-advisory fees, computed weekly and paid monthly based on each Fund's average daily net assets, at the annualized rate of 0.39% of the first $500 million, 0.38% on the next $500 million, 0.37% on the next $500 million, and 0.36% on the amounts thereafter. The investment management and administration fees paid by the Funds are higher than those paid by most mutual funds. The Funds pay all expenses not assumed by AIM, the Sub-advisors, AIM Distributors or other agents. AIM has undertaken to limit expenses of each of Europe Fund, Japan Fund and Pacific Fund (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the annual rate of 1.65% of the average daily net assets of each Fund's Advisor Class shares, and has undertaken to limit expenses of Mid Cap Fund to the annual rate of 1.40% of the average daily net assets of each Fund's Advisor Class until May 31, 2000.

  AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Tables in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

  AIM also serves as the Funds' pricing and accounting agent. For these services, AIM receives a fee based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets, and 0.02% of the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

  In placing securities for a Fund's portfolio transactions, the Sub-advisors seek to obtain the best net results. Consistent with its obligation to obtain the best net results, the Sub-advisor may consider a broker/dealer's sale of shares of the AIM Funds as a factor in considering through whom portfolio transactions will be effected. Brokerage transactions may be executed through affiliates of AIM or the Sub-advisors.

  For the fiscal years ended December 31, 1998, 1997 and 1996, each Fund paid the current and former Advisors the following investment management and administration fees:

     FUND                                          1998           1997           1996
     ----                                       ----------     ----------     ----------
     Europe Fund..............................  $5,643,072     $5,228,246     $5,416,280
     Japan Fund...............................  $  740,164     $1,017,788     $1,367,702
     Mid Cap Fund.............................  $3,140,938     $3,999,732     $4,982,969
     Pacific Fund.............................  $1,447,661     $3,736,264     $5,260,774

DISTRIBUTION SERVICES

  Each Fund's Advisor Class shares are offered continuously through the Funds' principal underwriter and distributor, AIM Distributors, on a "best efforts" basis without a front-end sales charge or a contingent deferred sales charge.

EXPENSES OF THE FUNDS

  Each Fund pays all expenses not assumed by AIM, the Sub-advisors, AIM Distributors and other agents. These expenses include, in addition to the advisory, distribution, transfer agency, pricing and accounting agency and brokerage fees discussed above, legal and audit expenses, custodian fees, trustees' fees, organizational fees, fidelity bond and other insurance premiums, taxes, extraordinary expenses and expenses of reports and prospectuses sent to existing investors. Certain of these expenses, such as custodial fees and brokerage fees generally are higher for non-U.S. securities. The allocation of general Trust expenses, and expenses shared by the Funds with one another, are made on a basis deemed fair and equitable, which may be based on the relative net assets of the Funds or the nature of the services performed and relative applicability to each Fund. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, that are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. The ratio of each Fund's, other than Mid Cap Fund's, expenses to its relative net assets can be expected to be higher than the expense ratios of funds investing solely in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of investment management fees paid by each Fund generally are higher than the comparable expenses of such other funds.

                         NET ASSET VALUE DETERMINATION

  The net asset value per share of each Fund is normally determined daily as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the net asset value of a Fund is determined as of the close of the NYSE on such day. Net asset value per share is determined by dividing the value of each Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of each Fund's net asset value per share is made in accordance with generally accepted accounting principles.

  Each equity security held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices on that day. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

  Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees of the Fund.

  Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Funds. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor cannot exchange or redeem shares of a Fund.

                       HOW TO PURCHASE AND REDEEM SHARES

  A complete description of the manner in which shares of the Funds may be purchased appears in the Funds' Prospectuses under the heading "Purchasing Shares."

  Complete information concerning the method of exchanging shares of the Funds for shares of the other AIM Funds is set forth in the Prospectuses under the heading "Exchanging Shares."

  Information concerning redemption of the Funds' shares is set forth in the Prospectuses under the heading "Redeeming Shares." Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. AIM intends to redeem all shares of the Funds in cash. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by A I M Fund Services, Inc. ("AFS"), of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

  The right of redemption may be suspended or the date of payment postponed when
(a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

BACKUP WITHHOLDING

  Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for nonresident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

  Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

  An investor is subject to backup withholding if:

          (1) the investor fails to furnish a correct TIN to the Fund, or

          (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

          (3) the investor is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

          (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

          (5) the investor does not certify his TIN. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive during 1983.

  Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies.

  Certain payees and payments are exempt from backup withholding and information reporting. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

  - a corporation

  - an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under Section 403(b)(7)

  - the United States or any of its agencies or instrumentalities

  - a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

  - a foreign government or any of its political subdivisions, agencies or instrumentalities

  - an international organization or any of its agencies or instrumentalities

  - a foreign central bank of issue

  - a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

  - a futures commission merchant registered with the Commodity Futures Trading Commission

  - a real estate investment trust

  - an entity registered at all times during the tax year under the 1940 Act

  - a common trust fund operated by a bank under Section 584(a)

  - a financial institution

  - a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List

  - a trust exempt from tax under Section 664 or described in Section 4947


  Investors should contact the IRS or their tax advisor if they have any questions concerning entitlement to an exemption from backup withholding.

NOTE: Section references are to sections of the Code.

  IRS Penalties -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

  Nonresident Aliens -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

PROGRAMS AND SERVICES FOR SHAREHOLDERS

  The Funds provide certain services for shareholders and certain investment or redemption programs. See "Exchanging Shares" and "Redeeming Shares" in the Prospectuses. All inquiries concerning these programs should be made directly to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, toll free at (800) 959-4246.

DIVIDEND ORDER

  Dividends may be paid to someone other than the registered owner, or sent to an address other than the address of record. (Please note that signature guarantees are required to effect this option.) An investor also may direct that his or her dividends be invested in one of the other AIM Funds and there is no sales charge for these investments; initial investment minimums apply. See "Dividends and Distributions" in the Prospectuses. To effect this option, please contact your authorized dealer. For more information concerning AIM Funds other than the Funds, please obtain a current prospectus by contacting your authorized dealer, by writing to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by calling toll free (800) 959-4246.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

  Income dividends and capital gains distributions are automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth herein under the caption "Shareholder Information." If a shareholder's account does not have any shares in it on a dividend or capital gains distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

TAX MATTERS

  The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

GENERAL

  Each Fund is treated as a separate corporation for federal income tax purposes. To continue to qualify for treatment as a RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, Futures or Forward Contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); and (2) the Diversification Requirements.

  Dividends and other distributions declared by a Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

  If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

  Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

REINSTATEMENT PRIVILEGE

  For federal income tax purposes, exercise of your reinstatement privilege may increase the amount of gain or reduce the amount of loss recognized in the original redemption transaction, because the initial sales charge will not be taken into account in determining such gain or loss to the extent there has been a reduction in the initial sales charge payable upon reinstatement.

FOREIGN TAXES

  Dividends and interest received by a Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents its income from foreign and U.S. possessions sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. Each Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's foreign taxes and income from sources within foreign countries and U.S. possessions if it makes this election. Pursuant to the Taxpayer Relief Act of 1997 ("Tax Act"), individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the Form 1116 that otherwise is required.

PASSIVE FOREIGN INVESTMENT COMPANIES

  Each Fund (other than the Mid Cap Fund) may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on, or of any gain from disposition of, stock of a PFIC (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to the Fund to the extent it distributes that income to its shareholders.

  If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund from the QEF. In most instances, it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

  A Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also will be allowed to deduct (as ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Regulations proposed in 1992 provided a similar election with respect to the stock of certain PFICs.

NON-U.S. SHAREHOLDERS

  Ordinary dividends and return of capital distributions paid by a Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") generally will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply, however, to a distribution paid by a Fund to a foreign shareholder that is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic shareholders will apply. A distribution of net capital gain by a Fund to foreign shareholders generally will be subject to U.S. federal income tax (at the rates applicable to domestic persons) only if the distribution is "effectively connected" or the foreign shareholder is treated as a resident alien individual for federal income tax purposes.

OPTIONS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS

  Each Fund's use of hedging transactions, such as selling (writing) and purchasing options and Futures Contracts and entering into Forward Contracts, involves complex rules that will determine, for federal income tax purposes, the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, Futures and Forward Contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

  Futures and Forward Contracts that are subject to Section 1256 of the Code (other than those that are part of a "mixed straddle") ("Section 1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be deemed to have been sold at that time at market value for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. That 60% portion will qualify for the reduced maximum tax rates on noncorporate taxpayers' net capital gain -- 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 12 months.

  Section 988 of the Code also may apply to gains and losses from transactions in foreign currencies, foreign-currency-denominated debt securities and options, Futures and Forward Contracts on foreign currencies ("Section 988" gains and losses). Each Section 988 gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. Each Fund attempts to monitor section 988 transactions to minimize any adverse tax impact.

  If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, Futures or Forward Contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time unless the completed transaction exception applies. A constructive sale generally consists of a short sale, an offsetting notional principal contract or Futures or Forward Contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

  The foregoing is a general and abbreviated summary of certain federal tax considerations affecting the Funds and their shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from a Fund.

                            SHAREHOLDER INFORMATION

  This information supplements the discussion in each Fund's Prospectus under the title "Shareholder Information."

  Timing of Purchase Orders. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

  Share Certificates. AIM Funds will issue share certificates upon written request to AFS. Otherwise, shares are held on the shareholder's behalf and recorded on the Fund books. AIM Funds will not issue certificates for shares held in prototype retirement plans.

  Systematic Withdrawal Plan. Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

  Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the AIM Funds and AIM Cash Reserve Shares of AIM Money Market Fund), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

  Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan.

  Terms and Conditions of Exchanges. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

  Exchanges by Telephone. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close. The Transfer Agent and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholders Social Security Number and current address, and mailings of confirmations promptly after the transaction.

  By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

  Redemptions by Telephone. By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

  Signature Guarantees. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

  Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

  Dividends and Distributions. In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

  For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date.

  Dividends on Class B and Class C shares are expected to be lower than those for Class A shares or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares. Dividends on all shares may also be affected by other class-specific expenses.

  Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

  Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

                           MISCELLANEOUS INFORMATION

CHARGES FOR CERTAIN ACCOUNT INFORMATION

  The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

CUSTODIAN

  State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. The Custodian attends to the collection of principal and income, pays and collects all monies for securities bought and sold by the Funds and performs certain other ministerial duties. The Custodian is authorized to establish and has established separate accounts in foreign currencies and to cause securities of the Company to be held in separate accounts outside the United States in the custody of non-U.S. banks.

TRANSFER AGENCY AND ACCOUNTING AGENCY SERVICES

  A I M Fund Services, Inc., a wholly owned subsidiary of AIM, acts as transfer agent and dividend disbursing agent for the Funds. The Transfer Agency and Service Agreement between the Trust and AFS provides that AFS will perform certain shareholder services for the Funds for a fee per account serviced. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Funds; maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts. The Transfer Agency and Service Agreement became effective on September 8, 1998.

  Pursuant to the Transfer Agency and Service Agreement, INVESCO NY, as Sub-advisor also serves as pricing and accounting agent for the Funds and received accounting services fees as follows:

                                                          1998       1997       1996
                                                        --------   --------   --------
Europe Fund*..........................................  $158,561   $138,072   $139,442
Japan Fund............................................  $ 20,629   $ 26,210   $ 35,119
Mid Cap Fund..........................................  $118,894   $142,274   $173,767
Pacific Fund..........................................  $ 40,387   $ 99,321   $135,182

---------------

* INVESCO AML became the Fund's Sub-Advisor on December 14, 1998. The fees reflected represent fees received by both Sub-Advisors.

INDEPENDENT ACCOUNTANTS

  The Trust's and the Funds' independent accountants are PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP conducts annual audits of the Funds, assists in the preparation of the Funds' federal and state income tax returns and consults with the Trust and the Funds as to matters of accounting, regulatory filings and federal and state income taxation.

  The audited financial statements of the Trust included in this Statement of Additional Information have been examined by PricewaterhouseCoopers LLP as stated in their opinion appearing herein and are included in reliance upon such opinion given upon the authority of that firm as experts in accounting and auditing.

LEGAL MATTERS

  The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue N.W., Washington, DC 20036-1800, acts as counsel to the Trust and the Funds.

SHAREHOLDER LIABILITY

  Under Delaware law, the shareholders of the Trust enjoy the same limitations of liability extended to shareholders of private, for-profit corporations. There is a remote possibility, however, that under certain circumstances shareholders of the Trust may be held personally liable for the Trust's obligations. However, the Trust's Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a trustee. If a shareholder is held personally liable for the obligations of the Trust, the Trust Agreement provides that the shareholder shall be entitled out of the assets belonging to the applicable Fund (or allocable to the applicable Class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Trust's Bylaws and applicable law. Thus, the risk of a shareholder incurring financial loss on account of such liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and where the other party was held not to be bound by the disclaimer.

NAMES

  Prior to May 29, 1998, AIM New Pacific Growth Fund operated under the name of GT Global New Pacific Growth Fund; AIM Europe Growth Fund operated under the name GT Global Europe Growth Fund; AIM Japan Growth Fund operated under the name of GT Global Japan Growth Fund; and AIM Mid Cap Growth Fund operated under the name of GT Global America Mid Cap Growth Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

  To the best knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding shares of any class of each Fund's equity securities as of April 1, 1999, and the percentage of the outstanding shares held by such holders are set forth below.

                                                                                              PERCENT
                                                                               PERCENT        OWNED OF
                                                                               OWNED OF      RECORD AND
FUND                                     NAME AND ADDRESS OF OWNER              RECORD*      BENEFICIALLY
----                                     -------------------------             --------      ------------
Europe Growth Fund -- Advisor Class      LGT Asset Management 401(k) Plan       83.311%
                                         Judy Creel, Arthur Sprague, or
                                         Robert Alley, TTEES
                                         11 Greenway Plaza, Suite 100
                                         Houston, TX 77046-1173

                                         LGT Asset Management SERP Plan          7.919%
                                         Judy Creel, Arthur Sprague, or
                                         Robert Alley, TTEES
                                         Attn: Debbie Nettles
                                         11 Greenway Plaza, Suite 100
                                         Houston, TX 77046-1173

Europe Growth Fund -- Class A            MLPF&S for the Sole Benefit of Its     13.536%
                                         Customers
                                         Attn: Fund Administration
                                         4800 Deer Lake Drive East, 2nd Floor
                                         Jacksonville, FL 32246-6484

Europe Growth Fund -- Class B            MLPF&S for the Sole Benefit of Its      8.231%
                                         Customers
                                         Attn: Fund Administration
                                         4800 Deer Lake Drive East, 2nd Floor
                                         Jacksonville, FL 32246-6484

Japan Fund -- Advisor Class              Prudential Securities, Inc.            33.065%
                                         Special Custody Acct. For the
                                         Exclusive Benefit of Customers-PC
                                         Attn: Mutual Funds
                                         1 New York Plaza
                                         New York, NY 10004-1901

                                         FTC & Co.                              23.407%
                                         Attn: Datalynx #147
                                         P.O. Box 173736
                                         Denver, CO 80217

                                         Charles Schwab & Co. Inc.              20.429%
                                         Reinvestment Account
                                         101 Montgomery St.
                                         San Francisco, CA 94104

                                         LGT Asset Management 401(k) Plan        9.002%
                                         Judy Creel, Arthur Sprague, or
                                         Robert Alley, TTEES
                                         11 Greenway Plaza, Suite 100
                                         Houston, TX 77046-1173

Japan Growth Fund -- Class A             MLPF&S for the Sole Benefit of Its     10.159%
                                         Customers
                                         Attn: Fund Administration
                                         4800 Deer Lake Drive East, 2nd Floor
                                         Jacksonville, FL 32246-6484

---------------

* The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

                                                                                              PERCENT
                                                                               PERCENT        OWNED OF
                                                                               OWNED OF      RECORD AND
FUND                                     NAME AND ADDRESS OF OWNER             RECORD*      BENEFICIALLY
----                                     -------------------------             --------     ------------
Japan Growth Fund -- Class B             MLPF&S for the Sole Benefit of Its     16.337%
                                         Customers
                                         Attn: Fund Administration
                                         4800 Deer Lake Drive East, 2nd Floor
                                         Jacksonville, FL 32246-6484

Mid Cap Equity Fund -- Advisor Class     LGT Asset Management 401(k) Plan       55.877%
                                         Judy Creel, Arthur Sprague, or
                                         Robert Alley, TTEES
                                         11 Greenway Plaza, Suite 100
                                         Houston, TX 77046-1173

                                         LGT Asset Management SERP Plan         44.066%
                                         Judy Creel, Arthur Sprague, or
                                         Robert Alley, TTEES
                                         Attn: Debbie Nettles
                                         11 Greenway Plaza, Suite 100
                                         Houston, TX 77046-1173

Mid Cap Growth -- Class A                MLPF&S for the Sole Benefit of Its     10.472%
                                         Customers
                                         Attn: Fund Administration
                                         4800 Deer Lake Drive East, 2nd Floor
                                         Jacksonville, FL 32246-6484

Mid Cap Equity -- Class B                MLPF&S for the Sole Benefit of Its     11.147%
                                         Customers
                                         Attn: Fund Administration
                                         4800 Deer Lake Drive East, 2nd Floor
                                         Jacksonville, FL 32246-6484

Pacific Fund -- Advisor Class            LGT Asset Management 401(k) Plan       73.875%
                                         Judy Creel, Arthur Sprague, or
                                         Robert Alley, TTEES
                                         11 Greenway Plaza, Suite 100
                                         Houston, TX 77046-1173

                                         LGT Asset Management SERP Plan         21.159%
                                         Judy Creel, Arthur Sprague, or
                                         Robert Alley, TTEES
                                         Attn: Debbie Nettles
                                         11 Greenway Plaza, Suite 100
                                         Houston, TX 77046-1173

Pacific Fund -- Class A                  MLPF&S for the Sole Benefit of Its      7.157%
                                         Customers
                                         Attn: Fund Administration
                                         4800 Deer Lake Drive East, 2nd Floor
                                         Jacksonville, FL 32246-6484

Pacific Fund -- Class B                  MLPF&S for the Sole Benefit of Its      6.151%
                                         Customers
                                         Attn: Fund Administration
                                         4800 Deer Lake Drive East, 2nd Floor
                                         Jacksonville, FL 32246-6484

---------------

* The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

                               INVESTMENT RESULTS

TOTAL RETURN QUOTATIONS

  The standard formula for calculating total return is as follows:
                                        n
                                 P(1+T)   =ERV

    Where  P      =   a hypothetical initial payment of $1,000.
           T      =   average annual total return (assuming the applicable maximum sales load is deducted at the beginning of the 1, 5, or 10 year periods).
           n      =   number of years.
           ERV    =   ending redeemable value of a hypothetical $1,000 payment at the end of the 1, 5, or 10 year periods (or fractional
                      portions of such period).

  The standardized returns for the Advisor Class shares of the Europe Fund, stated as average annualized total returns for the periods shown, were:

                                                                     EUROPE FUND
     PERIOD                                                        (ADVISOR CLASS)
     ------                                                        ---------------
     Fiscal year ended December 31, 1998.........................       16.88%
     For the five years ended December 31, 1998..................         n/a
     For the ten years ended December 31, 1998...................         n/a
     June 1, 1995 (commencement of operations) through December
       31, 1998..................................................       15.55%

  The standardized returns for the Advisor Class shares of the Japan Fund, stated as average annualized total returns for the periods shown, were:

                                                                      JAPAN FUND
     PERIOD                                                        (ADVISOR CLASS)
     ------                                                        ---------------
     Fiscal year ended December 31, 1998.........................        (0.31)%
     For the five years ended December 31, 1998..................          n/a
     For the ten years ended December 31, 1998...................          n/a
     June 1, 1995 (commencement of operations) through December
        31, 1998..................................................         0.13%

  The standardized returns for the Advisor Class shares of the Mid Cap Fund, stated as average annualized total returns for the periods shown, were:

                                                                    MID CAP FUND
     PERIOD                                                        (ADVISOR CLASS)
     ------                                                        ---------------
     Fiscal year ended December 31, 1998.........................       (4.59)%
     For the five years ended December 31, 1998..................         n/a
     For the ten years ended December 31, 1998...................         n/a
     June 1, 1995 (commencement of operations) through December
        31, 1998..................................................        8.26%

  The standardized returns for the Advisor Class shares of the Pacific Fund, stated as average annualized total returns for the periods shown, were:

                                                                     PACIFIC FUND
     PERIOD                                                        (ADVISOR CLASS)
     ------                                                        ---------------
     Fiscal year ended December 31, 1998.........................       (18.51)%
     For the five years ended December 31, 1998..................          n/a
     For the ten years ended December 31, 1998...................          n/a
     June 1, 1995 (commencement of operations) through December
       31, 1998..................................................       (15.60)%

  Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, cumulative total return across a stated period may be calculated as follows:
                                        n
                                 P(1+V)   =ERV

    Where  P      =   a hypothetical initial payment of $1,000.
           V      =   cumulative total return assuming payment of all of, a stated
                      portion of, or none of, the applicable maximum sales load at the beginning of the stated period.
           n      =   number of years.
           ERV    =   ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

  The aggregate non-standardized returns (not taking sales charges into account) for the Advisor Class shares of the Europe Fund, stated as aggregate total returns for the periods shown, were:

                                                                      EUROPE FUND
     PERIOD                                                         (ADVISOR CLASS)
     ------                                                         ---------------
     June 1, 1995 (commencement of operations) through December
       31, 1998..................................................        67.86%

  The aggregate non-standardized returns (not taking sales charges into account) for the Advisor Class shares of the Japan Fund, stated as aggregate total returns for the periods shown, were:

                                                                      JAPAN FUND
     PERIOD                                                         (ADVISOR CLASS)
     ------                                                         ---------------
     June 1, 1995 (commencement of operations) through December
       31, 1998..................................................       1.24%

  The aggregate non-standardized returns (not taking sales charges into account) for the Advisor Class shares of the Mid Cap Fund, stated as aggregate total returns for the periods shown, were:

                                                                     MID CAP FUND
     PERIOD                                                         (ADVISOR CLASS)
     ------                                                         ---------------
     June 1, 1995 (commencement of operations) through December
       31, 1998..................................................        32.89%

  The aggregate non-standardized returns (not taking sales charges into account) for the Advisor Class shares of the Pacific Fund, stated as aggregate total returns for the periods shown, were:

                                                                     PACIFIC FUND
     PERIOD                                                         (ADVISOR CLASS)
     ------                                                         ---------------
     June 1, 1995 (commencement of operations) through December
       31, 1998..................................................       (45.54)%

  Each Fund's investment results will vary from time to time depending upon market conditions, the composition of each Fund's portfolio and operating expenses of each Fund, so that current or past yield or total return should not be considered representative of what an investment in each Fund may earn in any future period. These factors and possible differences in the methods used in calculating investment results should be considered when comparing each Fund's investment results with those published for other investment companies and other investment vehicles. Each Fund's results also should be considered relative to the risks associated with such Fund's investment objective and policies.

PERFORMANCE INFORMATION

  A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN THE FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

  From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Voluntary fee waivers or reductions or commitments to assume expenses may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions or commitments to assume expenses,

AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions or reimbursement of expenses set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

  The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in any Fund. Further information regarding the Fund's performance is contained in the Fund's annual report to shareholders, which is available upon request and without charge.

  Total return figures for the Funds are neither fixed nor guaranteed, and no Fund's principal is insured. Performance quotations reflect historical information and should not be considered representative of a Fund's performance for any period in the future. Performance is a function of a number of factors which can be expected to fluctuate. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. Such publications or media entities may include the following, among others:

     Advertising Age
     Barron's
     Best's Review
     Broker World
     Business Week
     Changing Times
     Christian Science Monitor
     Consumer Reports
     Economist
     EuroMoney
     FACS of the Week
     Financial Planning
     Financial Product News
     Financial World
     Forbes
     Fortune
     Global Finance
     Hartford Courant Inc.
     Institutional Investor
     Insurance Forum
     Insurance Week
     Investor's Daily
     Journal of the American
       Society of CLU & ChFC
     Kiplinger Letter
     Money
     Mutual Fund Forecaster
     Mutual Fund Magazine
     Nation's Business
     New York Times
     Pension World
     Pensions & Investments
     Personal Investor
     Financial Services Week
     Philadelphia Inquirer
     Smart Money
     USA Today
     U.S. News & World Report
     Wall Street Journal
     Washington Post
     CNN
     CNBC
     PBS

  The Funds and AIM Distributors may from time to time, in advertisements, sales literature and reports furnished to present or prospective shareholders, compare each Fund with the following, or compare each Fund's performance to performance data of similar mutual funds as published in the following, among others:

     Bank Rate National Monitor Index
     Bear Stearns Foreign Bond Index
     Bond Buyer Index
     CDA/Wiesenberger Investment Company Services
       (data and mutual fund rankings and comparisons)
     CNBC/Financial News Composite Index
     COFI
     Consumer Price Index
     Datastream
     Donoghue's
     Dow Jones Industrial Average
     EAFE Index
     First Boston High Yield Index
     Fitch IBCA (publications)
     Ibbotson Associates International Bond Index
     International Bank for Reconstruction and
       Development (publications)
     International Finance Corporation Emerging
       Markets Database
     International Financial Statistics
     Lehman Bond Indices
     Lipper Analytical Data Services, Inc. (data and
       mutual fund rankings and comparisons)
     Micropal, Inc. (data and mutual fund rankings
       and comparisons)
     Moody's Investors Service (publications)
     Morgan Stanley Capital International All Country
       (AC) World Index
     Morgan Stanley Capital International World
       Indices
     Morningstar, Inc. (data and mutual fund rankings
       and comparisons)
     Nasdaq
     Organization for Economic Cooperation and
       Development (publications)
     Salomon Brothers Global Telecommunications
       Index
     Salomon Brothers World Government Bond
       Index-Non-U.S.
     Salomon Brothers World Government Bond
       Index
     Standard & Poor's (publications)
     Standard & Poor's 500 Composite Stock Price
       Index
     Stangar
     Wilshire Associates
     World Bank (publications and reports)
     The World Bank Publication of Trends in
       Developing Countries
     Worldscope

  Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

       10-year Treasuries
       30-year Treasuries
       30-day Treasury Bills

  Information relating to foreign market performance, capitalization and diversification is based on sources believed to be reliable but may be subject to revision and has not been independently verified by the Funds or AIM Distributors. Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for the Funds may also include reference to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose (i) the largest holdings in the Fund's portfolio, (ii) certain selling group members and/or (iii) certain institutional shareholders.

  From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning, and inflation.

  Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

                                    APPENDIX

                          DESCRIPTION OF BOND RATINGS

  Moody's Investors Service, Inc. ("Moody's") rates the debt securities issued by various entities from "Aaa" to "C." Investment Grade Ratings are the first four categories: Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.
A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa -- Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Standard & Poor's, a division of the McGraw Hill Companies, Inc. ("S&P") rates the securities debt of various entities in categories ranging from "AAA" to "D" according to quality. Investment grade ratings are the first four categories:
AAA -- An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. AA -- An obligation rated "AA" differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. BBB -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. BB, B, CCC, CC, C -- Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. BB -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. B -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. CCC -- An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. CC -- An obligation rated "CC" is currently highly vulnerable to nonpayment. C -- The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. D -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

  Moody's employs the designation "Prime-1" to indicate commercial paper having a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

  S&P ratings of commercial paper are graded into several categories ranging from "A-1" for the highest quality obligations to "D" for the lowest. Issues in the "A" category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. "A-1" -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus sign (+) designation. "A-2" -- Capacity for timely payments on issues with this designation is satisfactory; however, the relative degree of safety is not as high as for issues designated "A-1."

                               ABSENCE OF RATING

  Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

          1. An application for rating was not received or accepted.

          2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

          3. There is a lack of essential data pertaining to the issue or issuer.

          4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

  Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the Company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the Company ranks in the lower end of its generic rating category.

                              FINANCIAL STATEMENTS

                                       FS

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM Europe Growth Fund (formerly GT Global Europe Growth
Fund) and Board of Trustees of AIM Growth Series (formerly GT Global Growth Series):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Europe Growth Fund at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP

BOSTON, MASSACHUSETTS
FEBRUARY 19, 1999

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (29.2%)
  Orange PLC-/- .............................................   UK          1,543,401   $ 17,800,947         3.4
    WIRELESS COMMUNICATIONS
  TNT Post Group N.V. .......................................   NETH          488,041     15,720,626         3.0
    TRANSPORTATION - SHIPPING
  Vodafone Group PLC ........................................   UK            898,220     14,539,401         2.8
    WIRELESS COMMUNICATIONS
  MobilCom AG ...............................................   GER            39,499     12,562,692         2.4
    TELECOM - OTHER
  Mannesmann AG .............................................   GER            99,250     11,375,870         2.2
    WIRELESS COMMUNICATIONS
  Telecel - Comunicacaoes Pessoais S.A. .....................   PORT           51,227     10,480,844         2.0
    WIRELESS COMMUNICATIONS
  Swisscom AG-/- ............................................   SWTZ           24,728     10,354,355         2.0
    TELEPHONE NETWORKS
  Telecom Italia SpA ........................................   ITLY        1,189,452     10,125,492         2.0
    TELEPHONE NETWORKS
  Telecom Italia Mobile SpA .................................   ITLY        1,359,699     10,039,576         1.9
    TELEPHONE NETWORKS
  Helsingin Puhelin Oyj (Helsinki Telephone Corp.) ..........   FIN           152,600      9,072,461         1.8
    TELEPHONE NETWORKS
  Corporate Services Group PLC ..............................   UK          3,380,455      8,511,236         1.6
    BUSINESS & PUBLIC SERVICES
  STET Hellas Telecommunications S.A. - ADR-/- {\/} .........   GREC          196,532      6,362,724         1.2
    WIRELESS COMMUNICATIONS
  EM.TV & Merchandising AG ..................................   GER            11,063      6,306,919         1.2
    BROADCASTING & PUBLISHING
  ASSA Abloy AB "B" .........................................   SWDN          122,267      4,667,829         0.9
    BUSINESS & PUBLIC SERVICES
  Esat Telecom Group PLC - ADR-/- {\/} ......................   IRE            77,500      2,983,750         0.6
    TELEPHONE NETWORKS
  Panafon Hellenic Telecom S.A.-/- ..........................   GREC           31,411        842,178         0.2
    WIRELESS COMMUNICATIONS
                                                                                        ------------
                                                                                         151,746,900
                                                                                        ------------
Finance (22.3%)
  Axa - UAP .................................................   FR             82,862     12,007,911         2.3
    INSURANCE - MULTI-LINE
  Zurich Allied AG ..........................................   SWTZ           13,853     10,259,613         2.0
    INSURANCE - MULTI-LINE
  ING Groep N.V. ............................................   NETH          166,578     10,155,032         2.0
    OTHER FINANCIAL
  UBS AG - Registered .......................................   SWTZ           32,455      9,973,791         1.9
    BANKS-MONEY CENTER
  Unicredito Italiano SpA ...................................   ITLY        1,680,892      9,927,505         1.9
    OTHER FINANCIAL
  Abbey National PLC ........................................   UK            456,001      9,753,246         1.9
    BANKS-SUPER REGIONAL
  Safra Republic Holdings S.A.{\/} ..........................   LUX           156,000      8,502,000         1.6
    OTHER FINANCIAL

    The accompanying notes are an integral part of the financial statements.

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (Continued)
  Lloyds TSB Group PLC ......................................   UK            575,860   $  8,163,394         1.6
    BANKS-MONEY CENTER
  Nordbanken Holding AB .....................................   SWDN        1,135,143      7,269,389         1.4
    BANKS-REGIONAL
  ForeningsSparbanken AB ....................................   SWDN          255,682      6,612,466         1.3
    BANKS-REGIONAL
  Mediolanum SpA ............................................   ITLY          875,230      6,493,129         1.3
    INSURANCE-LIFE
  Skandia Forsakrings AB Free ...............................   SWDN          414,494      6,329,711         1.2
    INSURANCE - MULTI-LINE
  CGU PLC ...................................................   UK            327,013      5,105,833         1.0
    INSURANCE - MULTI-LINE
  BPI-SGPS S.A. .............................................   PORT          141,607      4,809,890         0.9
    BANKS-MONEY CENTER
                                                                                        ------------
                                                                                         115,362,910
                                                                                        ------------
Technology (15.9%)
  Dassault Systemes S.A. ....................................   FR            247,694     11,641,330         2.3
    COMPUTERS & PERIPHERALS
  Equant N.V.-/- {V} ........................................   NETH          163,518     11,377,073         2.2
    NETWORKING
  TT Tieto Oy "B" ...........................................   FIN           228,328     10,169,814         2.0
    COMPUTERS & PERIPHERALS
  Saville Systems PLC - ADR{\/} .............................   IRE           467,000      8,873,000         1.7
    TELECOM TECHNOLOGY
  SAP AG Non-Voting .........................................   GER            18,153      8,662,545         1.7
    COMPUTERS & PERIPHERALS
  Misys PLC .................................................   UK          1,120,686      8,176,234         1.6
    SOFTWARE
  Mobistar S.A.-/- ..........................................   BEL           151,688      7,617,328         1.5
    TELECOM TECHNOLOGY
  Computacenter PLC-/- ......................................   UK            869,978      6,361,592         1.2
    COMPUTERS & PERIPHERALS
  Sonera Group Oyj-/- .......................................   FIN           194,800      3,440,008         0.7
    TELECOM TECHNOLOGY
  Energis PLC-/- ............................................   UK            151,300      3,381,941         0.7
    TELECOM TECHNOLOGY
  JBA Holdings PLC ..........................................   UK            515,660      1,585,404         0.3
    SOFTWARE
                                                                                        ------------
                                                                                          81,286,269
                                                                                        ------------
Health Care (11.1%)
  Novartis AG ...............................................   SWTZ            7,389     14,528,328         2.8
    PHARMACEUTICALS
  Roche Holding AG ..........................................   SWTZ              864     10,545,179         2.0
    PHARMACEUTICALS
  SmithKline Beecham PLC ....................................   UK            732,592     10,269,566         2.0
    PHARMACEUTICALS
  Glaxo Wellcome PLC ........................................   UK            292,286     10,040,453         1.9
    PHARMACEUTICALS

    The accompanying notes are an integral part of the financial statements.

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Health Care (Continued)
  Nycomed Amersham PLC ......................................   UK          1,034,910   $  7,137,654         1.4
    PHARMACEUTICALS
  Genset - ADR-/- {\/} ......................................   FR            159,794      4,414,309         0.9
    BIOTECHNOLOGY
  Primamedic Ltd.-/- ........................................   ASTRI         618,200        685,541         0.1
    PHARMACEUTICALS
                                                                                        ------------
                                                                                          57,621,030
                                                                                        ------------
Capital Goods (7.4%)
  Nokia Oyj "A" .............................................   FIN           205,148     24,956,688         4.8
    TELECOM EQUIPMENT
  Telefonaktiebolaget LM Ericsson "B" .......................   SWDN          495,180     11,769,672         2.3
    TELECOM EQUIPMENT
  Altran Technologies S.A. ..................................   FR              6,074      1,464,845         0.3
    MACHINERY & ENGINEERING
                                                                                        ------------
                                                                                          38,191,205
                                                                                        ------------
Consumer Non-Durables (7.3%)
  Nestle S.A. - Registered ..................................   SWTZ            4,534      9,872,313         1.9
    FOOD
  Cadbury Schweppes PLC .....................................   UK            572,834      9,748,405         1.9
    FOOD
  Tabacalera S.A. "A" .......................................   SPN           265,300      6,685,254         1.3
    TOBACCO
  Diageo PLC ................................................   UK            499,547      5,607,981         1.1
    BEVERAGES - ALCOHOLIC
  Raisio Group PLC-/- .......................................   FIN           500,807      5,502,834         1.1
    FOOD
                                                                                        ------------
                                                                                          37,416,787
                                                                                        ------------
Energy (3.3%)
  BP Amoco PLC ..............................................   UK            471,997      7,036,173         1.4
    OIL
  Petroleum Geo-Services ASA-/- .............................   NOR           422,448      5,393,758         1.0
    ENERGY EQUIPMENT & SERVICES
  Coflexip - ADR{\/} ........................................   FR            150,769      4,843,454         0.9
    ENERGY EQUIPMENT & SERVICES
                                                                                        ------------
                                                                                          17,273,385
                                                                                        ------------
Consumer Durables (1.7%)
  Porsche AG Preferred-/- ...................................   GER             3,741      8,530,845         1.7
    AUTOMOBILES
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $441,896,026) ................                            507,429,331        98.2
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated December 31, 1998, with State Street Bank & Trust
   Co., due January 4, 1999, for an effective yield of 4.50%, collateralized by $10,370,000 U.S. Treasury Bonds, 8.75%
   due 5/15/17 (market value of collateral is $14,513,396,
   including accrued interest) (cost $14,223,000) ...........                           $ 14,223,000         2.8
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $456,119,026)  * ....................                            521,652,331       101.0
Other Assets and Liabilities ................................                             (5,000,159)       (1.0)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $516,652,172       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {V}  Security is denominated in French Francs.
          * For Federal income tax purposes, cost is $461,177,839 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  96,242,133
                 Unrealized depreciation:           (35,767,641)
                                                  -------------
                 Net unrealized appreciation:     $  60,474,492
                                                  -------------
                                                  -------------

             Abbreviation:
             ADR--American Depositary Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at December 31, 1998, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS {D}
                                        ------------------------------
                                                  SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY      & OTHER      TOTAL
--------------------------------------  ------   -------------   -----
Austria (ASTRI/ATS) ..................    0.1                      0.1
Belgium (BEL/BEF) ....................    1.5                      1.5
Finland (FIN/FIM) ....................   10.4                     10.4
France (FR/FRF) ......................    6.7                      6.7
Germany (GER/DEM) ....................    9.2                      9.2
Greece (GREC/GRD) ....................    1.4                      1.4
Ireland (IRE/IEP) ....................    2.3                      2.3
Italy (ITLY/ITL) .....................    7.1                      7.1
Luxembourg (LUX/LUF) .................    1.6                      1.6
Netherlands (NETH/NLG) ...............    7.2                      7.2
Norway (NOR/NOK) .....................    1.0                      1.0
Portugal (PORT/PTE) ..................    2.9                      2.9
Spain (SPN/ESP) ......................    1.3                      1.3
Sweden (SWDN/SEK) ....................    7.1                      7.1
Switzerland (SWTZ/CHF) ...............   12.6                     12.6
United Kingdom (UK/GBP) ..............   25.8                     25.8
United States (US/USD) ...............                1.8          1.8
                                        ------      -----        -----
Total  ...............................   98.2         1.8        100.0
                                        ------      -----        -----
                                        ------      -----        -----

--------------

{d}  Percentages indicated are based on net assets of $516,652,172.

    The accompanying notes are an integral part of the financial statements.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                               December 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $456,119,026) (Note 1)............................  $521,652,331
  U.S. currency....................................................................  $     891
  Foreign currencies (cost $566,885)...............................................    572,681      573,572
                                                                                     ---------
  Receivable for Fund shares sold.............................................................    6,979,690
  Dividends and dividend withholding tax reclaims receivable..................................      438,913
  Miscellaneous and interest receivable.......................................................        5,208
                                                                                                -----------
    Total assets..............................................................................  529,649,714
                                                                                                -----------
Liabilities:
  Payable for Fund shares repurchased.........................................................   11,326,788
  Payable for securities purchased............................................................      572,681
  Payable for service and distribution expenses (Note 2)......................................      488,767
  Payable for investment management and administration fees (Note 2)..........................      431,502
  Payable for transfer agent fees (Note 2)....................................................      104,812
  Payable for custodian fees..................................................................       19,043
  Payable for professional fees...............................................................       15,518
  Payable for fund accounting fees (Note 2)...................................................       11,935
  Payable for printing and postage expenses...................................................       10,316
  Payable for registration and filing fees....................................................        5,169
  Payable for Trustees' fees and expenses (Note 2)............................................        5,106
  Other accrued expenses......................................................................        5,905
                                                                                                -----------
    Total liabilities.........................................................................   12,997,542
                                                                                                -----------
Net assets....................................................................................  $516,652,172
                                                                                                -----------
                                                                                                -----------
Class A:
Net asset value and redemption price per share ($415,066,115 DIVIDED BY 26,485,045 shares
 outstanding).................................................................................  $     15.67
                                                                                                -----------
                                                                                                -----------
Maximum offering price per share (100 DIVIDED BY 94.5 of $15.67) *............................  $     16.58
                                                                                                -----------
                                                                                                -----------
Class B:+
Net asset value and offering price per share ($99,943,136 DIVIDED BY 6,551,353 shares
 outstanding).................................................................................  $     15.26
                                                                                                -----------
                                                                                                -----------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($1,642,921 DIVIDED
 BY 103,868 shares outstanding)...............................................................  $     15.82
                                                                                                -----------
                                                                                                -----------
Net assets consist of:
  Paid in capital (Note 4)....................................................................  $364,202,132
  Accumulated net realized gain on investments and foreign currency transactions..............   86,905,207
  Net unrealized appreciation on translation of assets and liabilities in foreign
   currencies.................................................................................       11,528
  Net unrealized appreciation of investments..................................................   65,533,305
                                                                                                -----------
Total -- representing net assets applicable to capital shares outstanding.....................  $516,652,172
                                                                                                -----------
                                                                                                -----------

--------------
   * On sales of $25,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $1,801,354)............................  $ 9,216,947
  Interest income...........................................................................      782,335
  Securities lending income.................................................................      563,149
                                                                                              -----------
    Total investment income.................................................................   10,562,431
                                                                                              -----------
Expenses:
  Investment management and administration fees (Note 2)....................................    5,643,072
  Service and distribution expenses: (Note 2)
    Class A....................................................................  $ 1,649,617
    Class B....................................................................    1,052,508    2,702,125
                                                                                 -----------
  Interest expense (Note 1).................................................................    1,549,511
  Transfer agent fees.......................................................................    1,215,665
  Custodian fees............................................................................      414,640
  Printing and postage expenses.............................................................      390,815
  Registration and filing fees..............................................................      163,150
  Fund accounting fees (Note 2).............................................................      158,561
  Professional fees.........................................................................      157,950
  Trustees' fees and expenses (Note 2)......................................................       16,060
  Other expenses............................................................................       32,313
                                                                                              -----------
    Total expenses before reductions........................................................   12,443,862
                                                                                              -----------
      Expense reductions (Note 5)...........................................................      (30,709)
                                                                                              -----------
    Total net expenses......................................................................   12,413,153
                                                                                              -----------
Net investment loss.........................................................................   (1,850,722)
                                                                                              -----------
Net realized and unrealized gain on investments and foreign currencies: (Note
  1)
  Net realized gain on investments.............................................  118,937,449
  Net realized gain on foreign currency transactions...........................      119,748
                                                                                 -----------
    Net realized gain during the year.......................................................  119,057,197
  Net change in unrealized appreciation on translation of assets and
   liabilities in foreign currencies...........................................      217,346
  Net change in unrealized appreciation of investments.........................    6,189,915
                                                                                 -----------
    Net unrealized appreciation during the year.............................................    6,407,261
                                                                                              -----------
Net realized and unrealized gain on investments and foreign currencies......................  125,464,458
                                                                                              -----------
Net increase in net assets resulting from operations........................................  $123,613,736
                                                                                              -----------
                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                               YEAR ENDED      YEAR ENDED
                                                                              DECEMBER 31,    DECEMBER 31,
                                                                                  1998            1997
                                                                             --------------  --------------
Increase (Decrease) in net assets
Operations:
  Net investment loss......................................................  $   (1,850,722) $   (2,163,876)
  Net realized gain on investments and foreign currency transactions.......     119,057,197     107,144,938
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies............................         217,346        (237,701)
  Net change in unrealized appreciation (depreciation) of investments......       6,189,915     (31,970,694)
                                                                             --------------  --------------
    Net increase in net assets resulting from operations...................     123,613,736      72,772,667
                                                                             --------------  --------------
Class A:
Distributions to shareholders: (Note 1)
  From net realized gain on investments....................................     (28,578,354)       (368,261)
Class B:
Distributions to shareholders: (Note 1)
  From net realized gain on investments....................................      (6,161,419)        (76,445)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net realized gain on investments....................................         (89,449)         (1,099)
                                                                             --------------  --------------
    Total distributions....................................................     (34,829,222)       (445,805)
                                                                             --------------  --------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested.........................   5,304,793,872   2,415,165,409
  Decrease from capital shares repurchased.................................  (5,368,180,025) (2,538,538,626)
                                                                             --------------  --------------
    Net decrease from capital share transactions...........................     (63,386,153)   (123,373,217)
                                                                             --------------  --------------
Total increase (decrease) in net assets....................................      25,398,361     (51,046,355)
Net assets:
  Beginning of year........................................................     491,253,811     542,300,166
                                                                             --------------  --------------
  End of year *............................................................  $  516,652,172  $  491,253,811
                                                                             --------------  --------------
                                                                             --------------  --------------
 * Includes undistributed net investment income............................  $           --  $           --
                                                                             --------------  --------------
                                                                             --------------  --------------

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A
                                          ----------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------
                                          1998  (d)   1997  (d)   1996  (d)   1995  (d)   1994  (d)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   14.32   $   12.89   $   10.88   $   10.03   $   10.84
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........      (0.03)      (0.04)      (0.03)       0.04        0.06
  Net realized and unrealized gain
   (loss) on investments................       2.35        1.48        2.16        0.95       (0.69)
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       2.32        1.44        2.13        0.99       (0.63)
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............         --          --          --       (0.10)      (0.05)
  From net realized gain on
   investments..........................      (0.97)      (0.01)      (0.12)      (0.04)         --
  In excess of net realized gain on
   investments..........................         --          --          --          --       (0.13)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.97)      (0.01)      (0.12)      (0.14)      (0.18)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   15.67   $   14.32   $   12.89   $   10.88   $   10.03
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      16.63%      11.20%      19.61%       9.86%       (5.8)%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 415,066   $ 407,004   $ 453,792   $ 483,375   $ 646,313
Ratio of net investment income (loss) to
 average net assets.....................      (0.20)%     (0.29)%     (0.26)%      0.38%       0.61%
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions (Note 5)......       1.75%       1.75%       1.82%       1.83%       1.73%
  Without expense reductions............       1.75%       1.89%       1.88%       1.89%       1.81%
Ratio of interest expense to average net
 assets++...............................       0.27%        N/A         N/A         N/A         N/A
Portfolio turnover rate++...............         97%        107%        123%        108%         91%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS B
                                          ----------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------
                                          1998  (d)   1997  (d)   1996  (d)   1995  (d)   1994  (d)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   14.06   $   12.73   $   10.81   $    9.97   $   10.79
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........      (0.14)      (0.13)      (0.11)      (0.03)         --
  Net realized and unrealized gain
   (loss) on investments................       2.31        1.47        2.15        0.94       (0.69)
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       2.17        1.34        2.04        0.91       (0.69)
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............         --          --          --       (0.03)         --
  From net realized gain on
   investments..........................      (0.97)      (0.01)      (0.12)      (0.04)         --
  In excess of net realized gain on
   investments..........................         --          --          --          --       (0.13)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.97)      (0.01)      (0.12)      (0.07)      (0.13)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   15.26   $   14.06   $   12.73   $   10.81   $    9.97
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      15.80%      10.55%      18.79%       9.20%      (6.38)%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  99,943   $  81,011   $  87,092   $  73,025   $  81,602
Ratio of net investment income (loss) to
 average net assets.....................      (0.85)%     (0.94)%     (0.91)%     (0.27)%     (0.04)%
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions (Note 5)......       2.40%       2.40%       2.47%       2.48%       2.38%
  Without expense reductions............       2.40%       2.54%       2.53%       2.54%       2.46%
Ratio of interest expense to average net
 assets++...............................       0.27%        N/A         N/A         N/A         N/A
Portfolio turnover rate++...............         97%        107%        123%        108%         91%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                              ADVISOR CLASS+
                                          ------------------------------------------------------
                                                        YEAR ENDED                 JUNE 1, 1995
                                                       DECEMBER 31,                     TO
                                          ---------------------------------------  DECEMBER 31,
                                            1998  (d)     1997  (d)    1996  (d)     1995  (d)
                                          -------------  -----------  -----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....    $   14.41     $   12.92    $   10.85     $   10.24
                                          -------------  -----------  -----------  -------------
Income from investment operations:
  Net investment income (loss)..........         0.02          0.01         0.01          0.08
  Net realized and unrealized gain
   (loss) on investments................         2.36          1.49         2.18          0.71
                                          -------------  -----------  -----------  -------------
    Net increase (decrease) from
     investment operations..............         2.38          1.50         2.19          0.79
                                          -------------  -----------  -----------  -------------
Distributions to shareholders:
  From net investment income............           --            --           --         (0.14)
  From net realized gain on
   investments..........................        (0.97)        (0.01)       (0.12)        (0.04)
  In excess of net realized gain on
   investments..........................           --            --           --            --
                                          -------------  -----------  -----------  -------------
    Total distributions.................        (0.97)        (0.01)       (0.12)        (0.18)
                                          -------------  -----------  -----------  -------------
Net asset value, end of period..........    $   15.82     $   14.41    $   12.92     $   10.85
                                          -------------  -----------  -----------  -------------
                                          -------------  -----------  -----------  -------------

Total investment return (c).............        16.88%        11.64%       20.21%         7.75%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $   1,643     $   3,239    $   1,416     $     718
Ratio of net investment income (loss) to
 average net assets.....................         0.15%         0.06%        0.09%         0.73%(a)
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions (Note 5)......         1.40%         1.40%        1.47%         1.48%(a)
  Without expense reductions............         1.40%         1.54%        1.53%         1.54%(a)
Ratio of interest expense to average net
 assets++...............................         0.27%          N/A          N/A           N/A
Portfolio turnover rate++...............           97%          107%         123%          108%(a)

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                    NOTES TO
                              FINANCIAL STATEMENTS
                               December 31, 1998

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM Europe Growth Fund (the "Fund") formerly GT Global Europe Growth Fund, is a separate series of AIM Growth Series (the "Trust") formerly GT Global Growth Series. The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Trust has eight series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of Fund shares and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by A I M Advisors, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and asked prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued to amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U.S. government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counter party is unable to meet the terms of a contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently market-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of on over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other then normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At December 31, 1998, stocks with an aggregate value of approximately $16,294,685 were on loan to brokers. The loans were secured by cash collateral of $17,024,659, received by the Fund. For the year ended December 31, 1998, the Fund received securities lending fees of $563,149.

For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the

Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, or excise tax on income and capital gains.

(J) DISTRIBUTION TO SHAREHOLDERS
Distribution to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets, and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with BankBoston and State Street Bank and Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On December 31, 1998, the Fund had no outstanding loans.

For the year ended December 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $40,237,214 with a weighted average interest rate of 6.26%. Interest expense for the year ended December 31, 1998 was $1,539,318. Other interest expense amounted to $10,193.

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager"), an indirect wholly-owned subsidiary of AMVESCAP PLC, is the Fund's investment manager and administrator, and as of December 14, 1998, sub-advisory and sub-administration responsibility for the Fund was transferred from INVESCO (NY), Inc.,(formerly, Chancellor LGT Asset Management, Inc.) to INVESCO Asset Management Ltd., both indirect wholly-owned subsidiaries of AMVESCAP PLC. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO
(NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. Also, as of the close of business on May 29, 1998, A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, became the Fund's distributor, and the Trust was reorganized from a Massachusetts business trust into a Delaware business trust. Finally, A I M Fund Services, Inc. ("AFS"), an affiliate of the Manager and AIM Distributors, replaced GT Global Investor Services, Inc. ("GT Services") as transfer agent of the Fund as of the close of business on September 4, 1998.

The Fund pays investment management and administration fees to the Manager at the following annualized rates: 0.975% on the first $500 million of the average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

AIM Distributors serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global"), an affiliate of the investment sub-advisor, served as the Fund's distributor.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1998, AIM Distributors and GT Global retained $55,381 and $789, respectively, of such sales charges. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. AIM Distributors and GT Global collected such CDSCs in the amount of $29,478 and $0, respectively, for the year ended December 31, 1998. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. During the year ended December 31, 1998, AIM Distributors and GT Global collected such CDSCs in the amount of $199,555 and $178,096, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for its expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which a Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Fund. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.35% of the average daily net assets of the Fund's Class A shares. Under the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A or Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge.

The Manager and AIM Distributors have voluntarily undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes,interest, and extraordinary items) to the maximum annual level of 2.00%, 2.65%, and 1.65% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.

Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay AFS an annualized fee of $24.85 per shareholder accounts that are open during any monthly period (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any monthly period. Both fees shall be billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.

For the period January 1, 1998 to September 4, 1998, GT Services, an affiliate of the Manager and AIM Distributors, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also was reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% to the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

The Trust pays each of its Trustees who is not an employee, officer or director of the Manager, AIM Distributors or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1998, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $551,235,800 and $637,985,802, respectively. There were no purchases or sales of U.S. government obligations by the Fund during the period.

4. CAPITAL SHARES
At December 31, 1998, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                           YEAR ENDED                          YEAR ENDED
                                        DECEMBER 31, 1998                   DECEMBER 31, 1997
                                ---------------------------------   ---------------------------------
CLASS A                             SHARES            AMOUNT            SHARES            AMOUNT
------------------------------  ---------------   ---------------   ---------------   ---------------
Shares sold...................      284,179,353   $ 4,678,178,730       146,863,882   $ 2,008,141,712
Shares issued in connection
  with reinvestment of
  distributions...............        1,565,424        23,371,501            20,229           286,488
                                ---------------   ---------------   ---------------   ---------------
                                    285,744,777     4,701,550,231       146,884,111     2,008,428,200
Shares repurchased............     (287,680,343)   (4,771,589,437)     (153,681,853)   (2,115,903,158)
                                ---------------   ---------------   ---------------   ---------------
Net decrease..................       (1,935,566)  $   (70,039,206)       (6,797,742)  $  (107,474,958)
                                ---------------   ---------------   ---------------   ---------------
                                ---------------   ---------------   ---------------   ---------------

CLASS B
------------------------------
Shares sold...................       29,683,015   $   488,430,227        25,162,463   $   340,605,118
Shares issued in connection
  with reinvestment of
  distributions...............          370,423         5,382,231             4,768            66,175
                                ---------------   ---------------   ---------------   ---------------
                                     30,053,438       493,812,458        25,167,231       340,671,293
Shares repurchased............      (29,265,734)     (483,839,015)      (26,243,592)     (357,657,223)
                                ---------------   ---------------   ---------------   ---------------
Net increase (decrease).......          787,704   $     9,973,443        (1,076,361)  $   (16,985,930)
                                ---------------   ---------------   ---------------   ---------------
                                ---------------   ---------------   ---------------   ---------------
ADVISOR CLASS
------------------------------
Shares sold...................        6,484,352   $   109,346,851         4,798,844   $    66,064,822
Shares issued in connection
  with reinvestment of
  distributions...............            5,605            84,332                77             1,094
                                ---------------   ---------------   ---------------   ---------------
                                      6,489,957       109,431,183         4,798,921        66,065,916
Shares repurchased............       (6,610,936)     (112,751,573)       (4,683,709)      (64,978,245)
                                ---------------   ---------------   ---------------   ---------------
Net increase (decrease).......         (120,979)  $    (3,320,390)          115,212   $     1,087,671
                                ---------------   ---------------   ---------------   ---------------
                                ---------------   ---------------   ---------------   ---------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who then paid a portion of the Fund's expenses. For the year ended December 31, 1998, the Fund's expenses were reduced by $30,709 under these arrangements.
--------------
FEDERAL TAX INFORMATION (UNAUDITED):

For the fiscal year ended December 31, 1998, the amount of income received by the Fund from sources within foreign countries and possessions of the United States was $.3013 per share (representing a total of $10,719,966). The amount of taxes paid by the Fund to such countries for the fiscal year ended December 31, 1998 was $.0505 per share (representing a total of $1,795,341). The following table provides a breakdown by country of ordinary income dividends and foreign taxes paid by the Fund during the fiscal year ended December 31, 1998:

COUNTRY                         GROSS INCOME %   FOREIGN TAX PAID %
------------------------------  --------------   ------------------
Finland.......................        0.76               2.65
France........................        2.94              22.91
Germany.......................        0.49               1.15
Italy.........................        1.31               4.56
Netherlands...................        2.86               8.44
Portugal......................        0.47               1.90
Sweden........................        3.40              11.85
Switzerland...................        3.03              20.14
United Kingdom................       10.33              25.92
                                   -------            -------
                                     25.59              99.52
Nonqualifying.................        0.02               0.48
United States.................       74.39                 --
                                   -------            -------
                                    100.00%            100.00%
                                   -------            -------
                                   -------            -------

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $59,633,841 as a capital gain dividend for the fiscal year ended December 31, 1998.

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM Japan Growth Fund (formerly GT Global Japan Growth
Fund) and Board of Trustees of AIM Growth Series (formerly GT Global Growth Series):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Japan Growth Fund at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP

BOSTON, MASSACHUSETTS
FEBRUARY 19, 1999

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                         VALUE       % OF NET
EQUITY INVESTMENTS                                                         SHARES      (NOTE 1)       ASSETS
-----------------------------------------------------------------------  -----------  -----------  -------------
Services (24.9%)
  Ito-Yokado Co., Ltd.{z} .............................................       55,000  $ 3,845,813        6.2
    RETAILERS-OTHER
  NTT Mobile Communications{z} ........................................           75    3,086,830        4.9
    WIRELESS COMMUNICATIONS
  Yoshinoya D&C Co., Ltd. .............................................          160    1,741,901        2.8
    RESTAURANTS
  Secom Co., Ltd. .....................................................       18,000    1,491,237        2.4
    CONSUMER SERVICES
  Fast Retailing Co., Ltd. ............................................       80,000    1,414,764        2.3
    RETAILERS-APPAREL
  Fuji Photo Film Co., Ltd. ...........................................       35,000    1,301,115        2.1
    CONSUMER SERVICES
  Ryohin Keikaku Co., Ltd. ............................................        6,300      839,219        1.3
    RETAILERS-APPAREL
  Nippon Telegraph & Telephone Corp. ..................................          101      779,536        1.2
    TELEPHONE NETWORKS
  Tsutsumi Jewelry Co., Ltd. ..........................................       41,800      665,959        1.1
    RETAILERS-OTHER
  Southland Corp.{l} -/- {\/} .........................................      185,600      353,800        0.6
    RETAILERS-OTHER
                                                                                      -----------
                                                                                       15,520,174
                                                                                      -----------
Technology (16.0%)
  Murata Manufacturing Co., Ltd. ......................................       52,000    2,158,612        3.5
    INSTRUMENTATION & TEST
  Matsushita-Kotobuki Electronics Ltd. ................................       95,000    2,051,691        3.3
    COMPUTERS & PERIPHERALS
  Fujitsu Ltd. ........................................................      134,000    1,785,006        2.9
    COMPUTERS & PERIPHERALS
  Rohm Co., Ltd. ......................................................       16,000    1,457,249        2.3
    SEMICONDUCTORS
  TDK Corp. ...........................................................       15,000    1,371,482        2.2
    COMPUTERS & PERIPHERALS
  Nihon Unisys Ltd. ...................................................       80,000    1,125,863        1.8
    COMPUTERS & PERIPHERALS
                                                                                      -----------
                                                                                        9,949,903
                                                                                      -----------
Consumer Durables (14.4%)
  Sony Corp. ..........................................................       35,200    2,564,135        4.1
    CONSUMER ELECTRONICS
  Bridgestone Corp.{z} ................................................      100,000    2,270,313        3.6
    AUTO PARTS
  Citizen Watch Co., Ltd. .............................................      300,000    1,805,629        2.9
    CONSUMER ELECTRONICS
  Sekisui Chemical Co., Ltd. ..........................................      250,000    1,681,714        2.7
    HOUSING
  Toyota Motor Corp. ..................................................       25,000      679,324        1.1
    AUTOMOBILES
                                                                                      -----------
                                                                                        9,001,115
                                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                         VALUE       % OF NET
EQUITY INVESTMENTS                                                         SHARES      (NOTE 1)       ASSETS
-----------------------------------------------------------------------  -----------  -----------  -------------
Health Care (11.9%)
  Takeda Chemical Industries{z} .......................................      105,000  $ 4,042,751        6.5
    PHARMACEUTICALS
  Yamanouchi Pharmaceutical Co., Ltd. .................................       76,000    2,448,575        3.9
    PHARMACEUTICALS
  Taisho Pharmaceutical Co., Ltd. .....................................       35,000      963,445        1.5
    PHARMACEUTICALS
                                                                                      -----------
                                                                                        7,454,771
                                                                                      -----------
Finance (10.0%)
  Nichiei Co., Ltd.{z} ................................................       32,000    2,549,124        4.1
    OTHER FINANCIAL
  Jafco Co., Ltd. .....................................................       45,000    1,218,800        2.0
    INVESTMENT MANAGEMENT
  Acom Co., Ltd. ......................................................       14,000      899,628        1.4
    CONSUMER FINANCE
  Diamond Lease Co., Ltd. .............................................      119,000      853,160        1.4
    OTHER FINANCIAL
  Takefuji Corp. ......................................................        9,300      679,102        1.1
    CONSUMER FINANCE
                                                                                      -----------
                                                                                        6,199,814
                                                                                      -----------
Consumer Non-Durables (8.6%)
  Wacoal Corp. ........................................................      118,000    1,517,561        2.4
    TEXTILES & APPAREL
  Asahi Breweries Ltd.{z} .............................................      100,000    1,473,712        2.4
    BEVERAGES - ALCOHOLIC
  Nintendo Corp., Ltd. ................................................       13,000    1,254,204        2.0
    TOYS
  Paris Miki, Inc. ....................................................       50,000    1,150,647        1.8
    OTHER CONSUMER GOODS
                                                                                      -----------
                                                                                        5,396,124
                                                                                      -----------
Capital Goods (5.3%)
  Canon, Inc.{z} ......................................................       95,000    2,030,669        3.3
    OFFICE EQUIPMENT
  Toshiba Corp. .......................................................      215,000    1,280,713        2.0
    ELECTRICAL PLANT/EQUIPMENT
                                                                                      -----------
                                                                                        3,311,382
                                                                                      -----------      -----

TOTAL EQUITY INVESTMENTS (cost $56,835,148) ...........................                56,833,283       91.1
                                                                                      -----------      -----

    The accompanying notes are an integral part of the financial statements.

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                         VALUE       % OF NET
REPURCHASE AGREEMENT                                                                   (NOTE 1)       ASSETS
-----------------------------------------------------------------------               -----------  -------------
  Dated December 31, 1998, with State Street Bank & Trust Co., due
   January 4, 1999, for an effective yield of 4.50%, collateralized by
   $5,305,000 U.S. Treasury Bonds, 8.75% due 5/15/17 (market value of collateral is $7,424,645, including accrued interest).
   (cost $7,277,000) ..................................................               $ 7,277,000       11.6
                                                                                      -----------      -----

TOTAL INVESTMENTS (cost $64,112,148)  * ...............................                64,110,283      102.7
Other Assets and Liabilities ..........................................                (1,713,929)      (2.7)
                                                                                      -----------      -----

NET ASSETS ............................................................               $62,396,354      100.0
                                                                                      -----------      -----
                                                                                      -----------      -----

--------------

        {z} All or part of the Fund's holdings in this security is segregated as collateral for written futures. See Note 1 to the Financial Statements.
        {l} This is a U.S. security of which approximately 62.5% of its outstanding stock is owned by Ito-Yokado Co., Ltd.
       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
          * For Federal income tax purposes, cost is $64,933,650 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   5,944,696
                 Unrealized depreciation:            (6,768,063)
                                                  -------------
                 Net unrealized depreciation:     $    (823,367)
                                                  -------------
                                                  -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1998

                                          MARKET VALUE                             UNREALIZED
                                              (U.S.        CONTRACT   DELIVERY    APPRECIATION
CONTRACTS TO SELL:                          DOLLARS)        PRICE       DATE     (DEPRECIATION)
----------------------------------------  -------------   ----------  --------   ---------------
Japanese Yen............................   44,514,932      120.81250   2/12/99      $(3,128,486)
Japanese Yen............................    6,232,090      122.51500   2/12/99         (518,504)
Japanese Yen............................    2,670,896      118.24000   2/12/99         (133,683)
                                          -------------                          ---------------
  Total Contracts to Sell (Receivable
   amount $49,637,245)..................   53,417,918                                (3,780,673)
                                          -------------                          ---------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 85.61%.
  Total Open Forward Foreign Currency
   Contracts............................                                            $(3,780,673)
                                                                                 ---------------
                                                                                 ---------------

----------------
See Note 1 of Notes to the Financial Statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      WRITTEN FUTURE CONTRACT OUTSTANDING
                               DECEMBER 31, 1998

                                            EXPIRATION         NO. OF
DESCRIPTION                                    DATE           CONTRACTS       CURRENCY      MARKET VALUE
----------------------------------------  ---------------  ---------------  -------------  ---------------
Simex Nikkei 225 Index Future (Face
 17,799,224)............................       March 1999           290          JPY       $    18,965,146

----------------
See Note 1 of Notes to the Financial Statements.

    The accompanying notes are an integral part of the financial statements.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                               December 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $56,835,148) (Note 1)..................................  $56,833,283
  Repurchase agreement, at value and cost..........................................................    7,277,000
  U.S. currency....................................................................................          270
  Receivable for initial margin (Note 1)...........................................................    1,868,000
  Receivable for Fund shares sold..................................................................      628,411
  Receivable from A I M Advisors, Inc..............................................................      252,032
  Dividends receivable.............................................................................       34,664
  Interest receivable..............................................................................          910
                                                                                                     -----------
    Total assets...................................................................................   66,894,570
                                                                                                     -----------
Liabilities:
  Payable for open forward foreign currency contracts (Note 1).....................................    3,780,673
  Payable for investment management and administration fees (Note 2)...............................      297,101
  Payable for Fund shares repurchased..............................................................      285,231
  Payable for service and distribution expenses (Note 2)...........................................       63,391
  Payable for transfer agent fees (Note 2).........................................................       26,130
  Payable for printing and postage expenses........................................................       15,566
  Payable for professional fees....................................................................       10,167
  Payable for registration and filing fees.........................................................        8,021
  Payable for Trustees' fees and expenses (Note 2).................................................        5,654
  Payable for custodian fees.......................................................................        5,537
  Payable for fund accounting fees.................................................................          641
  Other accrued expenses...........................................................................          104
                                                                                                     -----------
    Total liabilities..............................................................................    4,498,216
                                                                                                     -----------
Net assets.........................................................................................  $62,396,354
                                                                                                     -----------
                                                                                                     -----------
Class A:
Net asset value and redemption price per share ($37,607,822 DIVIDED BY 4,226,699 shares
 outstanding)......................................................................................  $      8.90
                                                                                                     -----------
                                                                                                     -----------
Maximum offering price per share (100/94.50 of $8.90) *............................................  $      9.42
                                                                                                     -----------
                                                                                                     -----------
Class B:+
Net asset value and offering price per share ($22,815,096 DIVIDED BY 2,669,627 shares
 outstanding)......................................................................................  $      8.55
                                                                                                     -----------
                                                                                                     -----------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($1,973,436 DIVIDED BY
 219,050 shares outstanding).......................................................................  $      9.01
                                                                                                     -----------
                                                                                                     -----------
Net assets consist of:
  Paid in capital (Note 4).........................................................................  $85,080,433
  Accumulated net realized loss on investments and foreign currency transactions...................  (20,069,001)
  Net unrealized depreciation on translation of assets and liabilities in foreign currencies.......   (3,779,135)
  Net unrealized appreciation of investments.......................................................    1,164,057
                                                                                                     -----------
Total -- representing net assets applicable to capital shares outstanding..........................  $62,396,354
                                                                                                     -----------
                                                                                                     -----------

--------------
   * On sales of $25,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income...........................................................................  $   802,460
  Dividend income (net of foreign withholding tax of $86,653)...............................      491,033
  Securities lending income.................................................................       53,757
                                                                                              -----------
    Total investment income.................................................................    1,347,250
                                                                                              -----------
Expenses:
  Investment management and administration fees (Note 2)....................................      740,164
  Service and distribution expenses: (Note 2)
    Class A....................................................................  $   149,992
    Class B....................................................................      236,324      386,316
                                                                                 -----------
  Transfer agent fees (Note 2)..............................................................      294,620
  Printing and postage expenses.............................................................      179,750
  Registration and filing fees..............................................................      123,400
  Professional fees.........................................................................       62,645
  Custodian fees............................................................................       48,620
  Fund accounting fees (Note 2).............................................................       20,629
  Trustees' fees and expenses (Note 2)......................................................       13,140
  Other expenses............................................................................       24,753
                                                                                              -----------
    Total expenses before reductions........................................................    1,894,037
                                                                                              -----------
      Expenses reimbursed by A I M Advisors, Inc. (Note 2)..................................     (252,032)
      Expense reductions (Note 5)...........................................................      (27,338)
                                                                                              -----------
    Total net expenses......................................................................    1,614,667
                                                                                              -----------
Net investment loss.........................................................................     (267,417)
                                                                                              -----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized loss on investments.............................................  (18,161,660)
  Net realized gain on foreign currency transactions...........................    3,387,626
                                                                                 -----------
    Net realized loss during the year.......................................................  (14,774,034)
  Net change in unrealized appreciation on translation of assets and
   liabilities in foreign currencies...........................................   (6,527,794)
  Net change in unrealized depreciation of investments.........................   22,781,499
                                                                                 -----------
    Net unrealized appreciation during the year.............................................   16,253,705
                                                                                              -----------
Net realized and unrealized gain on investments and foreign currencies......................    1,479,671
                                                                                              -----------
Net increase in net assets resulting from operations........................................  $ 1,212,254
                                                                                              -----------
                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                              YEAR ENDED     YEAR ENDED
                                                                             DECEMBER 31,   DECEMBER 31,
                                                                                 1998           1997
                                                                             -------------  -------------
Increase (Decrease) in net assets
Operations:
  Net investment loss......................................................   $  (267,417)   $  (801,848)
  Net realized loss on investments and foreign currency transactions.......   (14,774,034)    (1,309,551)
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies............................    (6,527,794)       630,890
  Net change in unrealized appreciation (depreciation) of investments......    22,781,499     (8,170,261)
                                                                             -------------  -------------
    Net increase (decrease) in net assets resulting from operations........     1,212,254     (9,650,770)
                                                                             -------------  -------------
Class A:
Distributions to shareholders: (Note 1)
  From net realized gain on investments....................................       (54,192)      (110,678)
  In excess of net realized gain on investments............................          (607)
Class B:
Distributions to shareholders: (Note 1)
  From net realized gain on investments....................................       (30,844)       (61,407)
  In excess of net realized gain on investments............................          (345)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net realized gain on investments....................................        (1,907)
  In excess of net realized gain on investments............................           (21)       (71,057)
                                                                             -------------  -------------
    Total distributions....................................................       (87,916)      (243,142)
                                                                             -------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested.........................   323,386,822    280,419,107
  Decrease from capital shares repurchased.................................  (361,299,089)  (267,455,599)
                                                                             -------------  -------------
    Net increase (decrease) from capital share transactions................   (37,912,267)    12,963,508
                                                                             -------------  -------------
Total increase (decrease) in net assets....................................   (36,787,929)     3,069,596
Net assets:
  Beginning of year........................................................    99,184,283     96,114,687
                                                                             -------------  -------------
  End of year  *...........................................................   $62,396,354    $99,184,283
                                                                             -------------  -------------
                                                                             -------------  -------------
 * Includes undistributed net investment income............................   $        --    $        --
                                                                             -------------  -------------
                                                                             -------------  -------------

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                    CLASS A
                                          -----------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------
                                          1998  (d)   1997  (d)    1996  (d)   1995  (d)      1994
                                          ----------  ----------  -----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    8.96   $    9.76    $   11.00   $   12.15   $   11.61
                                          ----------  ----------  -----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........      (0.02) *     (0.08)      (0.04)      (0.04)      (0.04)
  Net realized and unrealized gain
   (loss) on investments................      (0.03)      (0.70)       (0.77)       0.26        0.79
                                          ----------  ----------  -----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............      (0.05)      (0.78)       (0.81)       0.22        0.75
                                          ----------  ----------  -----------  ----------  ----------
Distributions to shareholders:
  From net realized gain on
   investments..........................      (0.01)      (0.02)       (0.43)      (1.37)      (0.21)
  In excess of net realized gain on
   investments..........................         --          --           --          --          --
                                          ----------  ----------  -----------  ----------  ----------
    Total distributions.................      (0.01)      (0.02)       (0.43)      (1.37)      (0.21)
                                          ----------  ----------  -----------  ----------  ----------
Net asset value, end of period..........  $    8.90   $    8.96    $    9.76   $   11.00   $   12.15
                                          ----------  ----------  -----------  ----------  ----------
                                          ----------  ----------  -----------  ----------  ----------

Total investment return (c).............      (0.54)%     (7.99)%      (7.43)%      1.94%       6.56%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  37,608   $  44,583    $  63,585   $ 111,105   $  98,066
Ratio of net investment income (loss) to
 average net assets.....................      (0.19)%     (0.61)%      (0.40)%     (0.40)%     (0.32)%
Ratio of operating expenses to average
 net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........       1.96%       1.99%        1.84%       1.99%       1.91%
  Without expense reductions and/or
   reimbursement........................       2.33%       2.06%        1.94%       2.14%       2.03%
Portfolio turnover rate++...............         67%         58%          31%         67%         49%

----------------

 (a) Annualized
 (b) Not Annualized
 (c) Total investment return does not include sales charge.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Includes reimbursement of Fund operating expenses per share of $0.03. + Commencing June 1, 1995, the Fund began offering Advisor Class Shares.
 ++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS B
                                          ----------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------
                                          1998  (d)   1997  (d)   1996  (d)   1995  (d)      1994
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    8.67   $    9.49   $   10.78   $   12.02   $   11.57
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........      (0.07) *     (0.14)     (0.11)      (0.12)      (0.13)
  Net realized and unrealized gain
   (loss) on investments................      (0.04)      (0.66)      (0.75)       0.25        0.79
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............      (0.11)      (0.80)      (0.86)       0.13        0.66
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net realized gain on
   investments..........................      (0.01)      (0.02)      (0.43)      (1.37)      (0.21)
  In excess of net realized gain on
   investments..........................         --          --          --          --          --
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.01)      (0.02)      (0.43)      (1.37)      (0.21)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    8.55   $    8.67   $    9.49   $   10.78   $   12.02
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      (1.25)%     (8.42)%     (8.05)%      1.20%       5.81%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  22,815   $  24,250   $  32,116   $  41,274   $  27,355
Ratio of net investment income (loss) to
 average net assets.....................      (0.84)%     (1.26)%     (1.05)%     (1.05)%     (0.97)%
Ratio of operating expenses to average
 net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........       2.61%       2.64%       2.49%       2.64%       2.56%
  Without expense reductions and/or
   reimbursement........................       2.98%       2.71%       2.59%       2.79%       2.68%
Portfolio turnover rate++...............         67%         58%         31%         67%         49%

----------------

 (a) Annualized
 (b) Not Annualized
 (c) Total investment return does not include sales charge.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Includes reimbursement of Fund operating expenses per share of $0.03. + Commencing June 1, 1995, the Fund began offering Advisor Class Shares.
 ++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                            ADVISOR CLASS+
                                          ---------------------------------------------------
                                                                                 JUNE 1, 1995
                                                 YEAR ENDED DECEMBER 31,              TO
                                          -------------------------------------  DECEMBER 31,
                                           1998  (d)    1997  (d)    1996  (d)    1995  (d)
                                          -----------  -----------  -----------  ------------
Per Share Operating Performance:
Net asset value, beginning of period....   $    9.05    $    9.81    $   11.02    $   10.50
                                          -----------  -----------  -----------  ------------
Income from investment operations:
  Net investment income (loss)..........        0.01*       (0.01)       (0.01)       (0.00)
  Net realized and unrealized gain
   (loss) on investments................       (0.04)       (0.73)       (0.77)        1.89
                                          -----------  -----------  -----------  ------------
    Net increase (decrease) from
     investment operations..............       (0.03)       (0.74)       (0.78)        1.89
                                          -----------  -----------  -----------  ------------
Distributions to shareholders:
  From net realized gain on
   investments..........................       (0.01)       (0.02)       (0.43)       (1.37)
  In excess of net realized gain on
   investments..........................          --           --           --           --
                                          -----------  -----------  -----------  ------------
    Total distributions.................       (0.01)       (0.02)       (0.43)       (1.37)
                                          -----------  -----------  -----------  ------------
Net asset value, end of period..........   $    9.01    $    9.05    $    9.81    $   11.02
                                          -----------  -----------  -----------  ------------
                                          -----------  -----------  -----------  ------------

Total investment return (c).............       (0.31)%      (7.54)%      (7.14)%      18.14 %(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $   1,973    $  30,351    $     413    $     558
Ratio of net investment income (loss) to
 average net assets.....................        0.16%       (0.26)%      (0.05)%      (0.05)%(a)
Ratio of operating expenses to average
 net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........        1.61%        1.64%        1.49%        1.64 %(a)
  Without expense reductions and/or
   reimbursement........................        1.98%        1.71%        1.59%        1.79 %(a)
Portfolio turnover rate++...............          67%          58%          31%          67 %(a)

----------------

 (a) Annualized
 (b) Not Annualized
 (c) Total investment return does not include sales charge.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Includes reimbursement of Fund operating expenses per share of $0.03. + Commencing June 1, 1995, the Fund began offering Advisor Class Shares.
 ++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

                                    NOTES TO
                              FINANCIAL STATEMENTS
                               December 31, 1998

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM Japan Growth Fund (the "Fund") formerly, GT Global Japan Growth Fund, is a separate series of AIM Growth Series (the "Trust") formerly, GT Global Growth Series. The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Trust has eight series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by A I M Advisors, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type. However, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued to the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counter party is unable to meet the terms of a contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates. At December 31, 1998, the Fund had segregated securities valued at $19,299,212 and cash of $1,868,000 to cover intial margin requirements on open futures contracts.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At December 31, 1998, stocks with an aggregate value of $736,856 were on loan to brokers. The loans were secured by cash collateral of $762,500 received by the Fund. For the year ended December 31, 1998, the Fund received securities lending fees of $53,757.

For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of each loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, and unrealized appreciation of securities held, or for excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $14,061,105 which expires in 2006.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. These risks of investing in foreign markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may by resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities, if any, (excluding 144A issues), are shown at the end of the Fund's Portfolio of Investments.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with BankBoston and State Street Bank and Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On December 31, 1998, the Fund had no loans outstanding.

For the year ended December 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $4,412,250 with a weighted average interest rate of 6.33%. Interest expense for the year ended December 31, 1998, was $3,103 and is included in "Other expenses" on the Statement of Operations.

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager"), an indirect wholly-owned subsidiary of AMVESCAP PLC, is the Fund's investment manager and administrator, and INVESCO
(NY), Inc., (formerly, Chancellor LGT Asset Management, Inc.) is the Fund's investment sub-adviser and sub-administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. Also, as of the close of business May 29, 1998, A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, became the Fund's distributor, and the Trust was reorganized from a Massachusetts business trust into a Delaware business trust. Finally, as of the close of business on September 4, 1998, A I M Fund Services, Inc. ("AFS"), an affiliate of the Manager and AIM Distributors, replaced GT Global Investor Services, Inc. ("GT Services") as the transfer agent of the Fund.

The Fund pays investment management and administration fees to the Manager at the following annualized rates: 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% of the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

AIM Distributors, an affiliate of the Manager, serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global"), an affiliate of the investment sub-advisor, served as the Fund's distributor.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1998, AIM Distributors and GT Global retained sales charges of $18,903 and $8,184, respectively, Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. AIM Distributors and GT Global collected such CDSCs in the amount of $394 and $1,128 for the year ended December 31, 1998, respectively. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended December 31, 1998, AIM Distributors and GT Global collected such CDSCs in the amount of $81,408 and $98,773, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Funds. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.35% of the average daily net assets of the Fund's Class A shares. Under the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A or Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge.

The Manager and AIM Distributors have voluntarily undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary items) to the maximum annual level of 2.00%, 2.65%, and 1.65% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.

Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay AFS an annualized fee of $24.85 per shareholder accounts that are open during any monthly period (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any monthly period. Both fees shall be billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.

For the period January 1, 1998 to September 4, 1998, GT Services, an affiliate of the Manager and AIM Distributors, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services was also reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G. T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% to the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

The Trust pays each of its Trustees who is not an employee, officer or director of the Manager, AIM Distributors or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1998, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $41,076,712 and $60,506,578, respectively. There were no purchases or sales of U.S. government obligations by the Fund during the year.

4. CAPITAL SHARES
At December 31, 1998, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                        YEAR ENDED                 YEAR ENDED
                                                                     DECEMBER 31, 1998          DECEMBER 31, 1997
                                                                 -------------------------  -------------------------
                                                                   SHARES        AMOUNT       SHARES        AMOUNT
                                                                 -----------  ------------  -----------  ------------
CLASS A
---------------------------------------------------------------
Shares sold....................................................   31,462,291  $276,913,744   18,880,969  $187,727,101
Shares issued in connection with reinvestment of
  distributions................................................        5,162        45,216        9,319        84,712
                                                                 -----------  ------------  -----------  ------------
                                                                  31,467,453   276,958,960   18,890,288   187,811,813
Shares repurchased.............................................  (32,214,010) (285,404,844) (20,434,942) (203,841,370)
                                                                 -----------  ------------  -----------  ------------
Net decrease...................................................     (746,557) $ (8,445,884)  (1,544,654) $(16,029,557)
                                                                 -----------  ------------  -----------  ------------
                                                                 -----------  ------------  -----------  ------------

CLASS B
---------------------------------------------------------------
Shares sold....................................................    3,640,751  $ 31,434,436    5,059,734  $ 49,439,098
Shares issued in connection with reinvestment of
  distributions................................................        3,285        27,680        4,729        41,630
                                                                 -----------  ------------  -----------  ------------
                                                                   3,644,036    31,462,116    5,064,463    49,480,728
Shares repurchased.............................................   (3,772,881)  (32,567,659)  (5,648,959)  (54,991,415)
                                                                 -----------  ------------  -----------  ------------
Net decrease...................................................     (128,845) $ (1,105,543)    (584,496) $ (5,510,687)
                                                                 -----------  ------------  -----------  ------------
                                                                 -----------  ------------  -----------  ------------
ADVISOR CLASS
---------------------------------------------------------------
Shares sold....................................................    1,661,544  $ 14,964,767    4,149,684  $ 43,125,403
Shares issued in connection with reinvestment of
  distributions................................................          110           979          126         1,163
                                                                 -----------  ------------  -----------  ------------
                                                                   1,661,654    14,965,746    4,149,810    43,126,566
Shares repurchased.............................................   (4,795,465)  (43,326,586)    (839,053)   (8,622,814)
                                                                 -----------  ------------  -----------  ------------
Net increase (decrease)........................................   (3,133,811) $(28,360,840)   3,310,757  $ 34,503,752
                                                                 -----------  ------------  -----------  ------------
                                                                 -----------  ------------  -----------  ------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who then paid a portion of the Fund's expenses. For the year ended December 31, 1998, the Fund's expenses were reduced by $27,338 under these arrangements.

--------------
FEDERAL TAX INFORMATION (UNAUDITED):

For the fiscal year ended December 31, 1998, the amount of income received by the Fund from sources within foreign countries and possessions of the United States was $.0767 per share (representing a total of $576,355). The amount of taxes paid by the Fund to such countries for the fiscal year ended December 31, 1998 was $.0115 per share (representing a total of $86,545). The following table provides a breakdown by country of ordinary income dividends and foreign taxes paid by the Fund during the fiscal year ended December 31, 1998:

COUNTRY                                                          GROSS INCOME %   FOREIGN TAX PAID %
---------------------------------------------------------------  --------------   ------------------
Japan..........................................................       37.87              99.88
Nonqualifying..................................................        0.09               0.12
United States..................................................       62.04                 --
                                                                    -------            -------
                                                                     100.00%            100.00%
                                                                    -------            -------
                                                                    -------            -------

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Mid Cap Equity Fund (formerly AIM Mid Cap Growth Fund) and
                       Board of Trustees of AIM Growth Series:

                       In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Mid Cap Equity Fund at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



                                                 PricewaterhouseCoopers LLP

                       Boston, Massachusetts
                       February 19, 1999

SCHEDULE OF INVESTMENTS

December 31, 1998

                                                     MARKET
                                      SHARES         VALUE
COMMON STOCKS-90.98%

AUTO PARTS & EQUIPMENT-0.62%

Keystone Automotive Industries,
  Inc.(a)                               103,000   $  2,156,563
--------------------------------------------------------------

BANKS (REGIONAL)-1.04%

Bank United Corp.-Class A                92,000      3,611,000
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO, & CABLE)-6.00%

Cablevision Systems Corp.-Class
  A(a)(b)                               200,000     10,037,500
--------------------------------------------------------------
Chancellor Media Corp.(a)                95,500      4,572,063
--------------------------------------------------------------
Jacor Communications, Inc.(a)            96,300      6,199,313
--------------------------------------------------------------
                                                    20,808,876
--------------------------------------------------------------

CHEMICALS (SPECIALTY)-1.63%

International Specialty Products,
  Inc.(a)                               415,700      5,637,931
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.94%

Discreet Logic, Inc. (Canada)(a)        272,100      5,135,888
--------------------------------------------------------------
Tekelec(a)                               95,000      1,573,438
--------------------------------------------------------------
                                                     6,709,326
--------------------------------------------------------------

COMPUTERS (NETWORKING)-2.43%

FORE Systems, Inc.(a)                   166,900      3,056,356
--------------------------------------------------------------
Xylan Corp.(a)                          304,800      5,353,050
--------------------------------------------------------------
                                                     8,409,406
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-9.27%

BMC Software, Inc.(a)                    76,300      3,400,119
--------------------------------------------------------------
Citrix Systems, Inc.(a)                  46,900      4,552,231
--------------------------------------------------------------
Electronic Arts, Inc.(a)                 25,000      1,403,125
--------------------------------------------------------------
Hyperion Solutions Corp.(a)              68,000      1,224,000
--------------------------------------------------------------
I2 Technologies, Inc.(a)                 65,000      1,974,375
--------------------------------------------------------------
Mastech Corp.(a)                         80,000      2,290,000
--------------------------------------------------------------
Novell, Inc.(a)                         240,700      4,362,688
--------------------------------------------------------------
Oracle Corp.(a)                         123,500      5,325,938
--------------------------------------------------------------
Rational Software Corp.(a)              156,600      4,149,900
--------------------------------------------------------------
Unisys Corp.(a)                         100,000      3,443,750
--------------------------------------------------------------
                                                    32,126,126
--------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.60%

Blyth Industries, Inc.(a)                67,000      2,093,750
--------------------------------------------------------------

CONSUMER FINANCE-1.79%

Providian Financial Corp.                82,500      6,187,500
--------------------------------------------------------------

CONTAINERS (METAL & GLASS)-0.92%

Owens-Illinois, Inc.(a)                 104,400      3,197,250
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-5.00%

U S Foodservice, Inc.(a)(b)             353,400     17,316,600
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.99%

Molex, Inc.-Class A                     135,100      4,306,313
--------------------------------------------------------------
SCI Systems, Inc.(a)                     45,000      2,598,750
--------------------------------------------------------------
                                                     6,905,063
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTOR)-7.47%

Advanced Micro Devices, Inc.(a)         145,600      4,213,300
--------------------------------------------------------------
Analog Devices, Inc.(a)                 106,200      3,332,025
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

ELECTRONICS (SEMICONDUCTOR)-(CONTINUED)

Burr-Brown Corp.(a)                     247,300   $  5,796,094
--------------------------------------------------------------
Dallas Semiconductor Corp.               49,000      1,996,750
--------------------------------------------------------------
Lattice Semiconductor Corp.(a)           64,000      2,938,000
--------------------------------------------------------------
Level One Communications, Inc.(a)        68,300      2,424,650
--------------------------------------------------------------
Xilinx, Inc.(a)                          79,600      5,183,950
--------------------------------------------------------------
                                                    25,884,769
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-0.85%

KLA-Tencor Corp.(a)                      68,200      2,958,175
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.33%

Ambac Financial Group, Inc.              35,000      2,106,563
--------------------------------------------------------------
SEI Investments Co.                      25,000      2,484,375
--------------------------------------------------------------
                                                     4,590,938
--------------------------------------------------------------

HEALTHCARE (DRUGS-GENERIC & OTHER)-4.46%

Barr Laboratories, Inc.(a)               42,000      2,016,000
--------------------------------------------------------------
Forest Laboratories, Inc.(a)            113,000      6,010,188
--------------------------------------------------------------
Jones Pharma, Inc.                       55,400      2,022,100
--------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Israel)                      78,900      3,210,244
--------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)          35,000      2,200,625
--------------------------------------------------------------
                                                    15,459,157
--------------------------------------------------------------

HEALTHCARE (MEDICAL EQUIPMENT & SUPPLIES)-5.05%

Allegiance Corp.                         40,000      1,865,000
--------------------------------------------------------------
Arterial Vascular Engineering, Inc.(a)  108,100      5,675,250
--------------------------------------------------------------
Guidant Corp.                            28,000      3,087,000
--------------------------------------------------------------
Henry Schein, Inc.(a)                    50,000      2,237,500
--------------------------------------------------------------
PSS World Medical, Inc.(a)               95,000      2,185,000
--------------------------------------------------------------
Sybron International Corp.(a)            90,000      2,446,875
--------------------------------------------------------------
                                                    17,496,625
--------------------------------------------------------------

HEALTHCARE (SPECIALIZED SERVICES)-1.55%

Alza Corp.(a)                            66,000      3,448,500
--------------------------------------------------------------
Omnicare, Inc.                           55,000      1,911,250
--------------------------------------------------------------
                                                     5,359,750
--------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-0.93%

EXEL Limited-Class A                     43,100      3,232,500
--------------------------------------------------------------

LODGING-HOTELS-0.94%

Promus Hotel Corp.(a)                   100,500      3,253,688
--------------------------------------------------------------

MACHINERY (DIVERSIFIED)-1.18%

Applied Power, Inc.-Class A             108,100      4,080,775
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-2.53%

Pall Corp.                              135,700      3,434,906
--------------------------------------------------------------
United States Filter Corp.              233,249      5,335,571
--------------------------------------------------------------
                                                     8,770,477
--------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-2.95%

BJ Services Co.(a)                      174,900      2,732,812
--------------------------------------------------------------
Cooper Cameron Corp.(a)                 102,800      2,518,600
--------------------------------------------------------------
Rowan Companies, Inc.(a)                116,000      1,160,000
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
OIL & GAS (DRILLING & EQUIPMENT)-(CONTINUED)

Transocean Offshore Inc.                 45,600   $  1,222,650
--------------------------------------------------------------
Weatherford International, Inc.(a)      134,400      2,604,000
--------------------------------------------------------------
                                                    10,238,062
--------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-3.44%

Anadarko Petroleum Corp.                 81,800      2,525,575
--------------------------------------------------------------
Burlington Resources, Inc.              132,200      4,734,412
--------------------------------------------------------------
Devon Energy Corp.                       50,000      1,534,375
--------------------------------------------------------------
Noble Affiliates, Inc.                   50,000      1,231,250
--------------------------------------------------------------
Seagull Energy Corp.(a)                 301,200      1,901,325
--------------------------------------------------------------
                                                    11,926,937
--------------------------------------------------------------

PERSONAL CARE-0.49%

Avon Products, Inc.                      38,000      1,681,500
--------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.25%

New York Times Co. (The)-Class A         25,000        867,187
--------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.40%

Federated Department Stores,
  Inc.(a)                                33,000      1,437,562
--------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.63%

Kroger Co.(a)                            36,000      2,178,000
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-1.04%

Kmart Corp.(a)                          235,000      3,598,437
--------------------------------------------------------------

RETAIL (SPECIALTY)-1.37%

Pep Boys-Manny, Moe & Jack              301,800      4,734,487
--------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.61%

Abercrombie & Fitch Co.-Class A(a)       18,600      1,315,950
--------------------------------------------------------------
Intimate Brands, Inc.                   142,200      4,248,225
--------------------------------------------------------------
                                                     5,564,175
--------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.94%

GreenPoint Financial Corp.               92,900      3,263,111
--------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-10.39%

Outdoor Systems, Inc.(a)(b)             831,180     24,935,400
--------------------------------------------------------------
Snyder Communications, Inc.(a)          152,700      5,153,625
--------------------------------------------------------------
Young & Rubicam, Inc.(a)                183,200      5,931,100
--------------------------------------------------------------
                                                    36,020,125
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.16%

Metzler Group, Inc.(a)                   60,000      2,921,250
--------------------------------------------------------------
Stewart Enterprises, Inc.- Class A       50,000      1,112,500
--------------------------------------------------------------
                                                     4,033,750
--------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-2.87%

Cambridge Technology Partners,
  Inc.(a)                               164,400      3,637,350
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
SERVICES (COMPUTER SYSTEMS)-(CONTINUED)

Gerber Scientific, Inc.                  82,600   $  1,966,912
--------------------------------------------------------------
Policy Management Systems Corp.(a)       86,000      4,343,000
--------------------------------------------------------------
                                                     9,947,262
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.83%

CSG Systems International, Inc.(a)       41,000      3,239,000
--------------------------------------------------------------
Equifax, Inc.                            25,000        854,687
--------------------------------------------------------------
NOVA Corp.(a)                            65,300      2,265,093
--------------------------------------------------------------
                                                     6,358,780
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.68%

Metromedia Fiber Network, Inc.(a)        70,000      2,345,000
--------------------------------------------------------------

WASTE MANAGEMENT-1.41%

Allied Waste Industries, Inc.(a)        207,000      4,890,375
--------------------------------------------------------------
    Total Common Stocks (Cost
      $252,047,680)                                315,330,995
--------------------------------------------------------------

OPTIONS PURCHASED-0.03%
PUT OPTIONS-0.03%
BROADCASTING (TELEVISION, RADIO & CABLE)-0.00%

                       NUMBER OF   EXERCISE   EXPIRATION
                       CONTRACTS    PRICE        DATE
Cablevision Systems Corp.-
  Class A                1,230         40       Jan-99     $     15,375
-----------------------------------------------------------------------
DISTRIBUTORS (FOOD &
  HEALTH)-0.01%
U S Foodservice, Inc.    2,828         45       Jan-99           35,350
-----------------------------------------------------------------------
SERVICES (ADVERTISING/
  MARKETING)-0.02%
Outdoor Systems, Inc.    7,010      22.50       Jan-99           65,718
-----------------------------------------------------------------------
    Total Options Purchased
      (Cost $1,172,362)                                         116,443
-----------------------------------------------------------------------

                                      SHARES
WARRANTS-0.50%
BANKS (REGIONAL)-0.50%
Golden State Bancorp, Litigation
  Warrants, expiring 01/01/01
  (Cost $2,296,743)                     381,300   $  1,739,682
--------------------------------------------------------------

                                     PRINCIPAL
                                      AMOUNT
REPURCHASE AGREEMENT-7.90%
SBC Warburg Dillon Read Inc.,
  4.75%, 01/04/99                   $27,371,944   $ 27,371,944
--------------------------------------------------------------
TOTAL INVESTMENTS-99.41%                           344,559,064
--------------------------------------------------------------
OTHER ASSETS & LIABILITIES-0.59%                     2,059,395
--------------------------------------------------------------
NET ASSETS-100.00%                                $346,618,459
==============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 4.
(c) Collateral on repurchase agreements, including the fund's pro-rata interest in joint repurchase agreement is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts. with other mutual funds private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(d) Joint repurchase agreement entered into 12/31/98 with a maturing value of $1,000,527,778. Collateralized by $2,207,068,000 U.S. Government
    obligations, 0% to 6.75% due 06/30/99 to 11/15/21 with an aggregate market value at 12/31/98 of $1,020,001,079.

Abbreviation:

ADR - American Depositary Receipt

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998

ASSETS:

Investments, at market value
  (cost $282,888,729)                        $344,559,064
---------------------------------------------------------
Cash                                              718,265
---------------------------------------------------------
Receivables for:
  Investments sold                              3,035,046
---------------------------------------------------------
  Fund shares sold                              5,232,000
---------------------------------------------------------
  Dividends and interest                           57,064
---------------------------------------------------------
Other assets                                       14,660
---------------------------------------------------------
    Total assets                              353,616,099
---------------------------------------------------------

LIABILITIES:

Payable for fund shares reacquired              1,853,509
---------------------------------------------------------
Options written
  (premiums received $2,262,028)                4,346,737
---------------------------------------------------------
Accrued investment management &
  administration fees                             203,493
---------------------------------------------------------
Accrued accounting fees                             7,983
---------------------------------------------------------
Accrued distribution fees                         352,058
---------------------------------------------------------
Accrued trustees' fees                              7,113
---------------------------------------------------------
Accrued transfer agent fees                        83,800
---------------------------------------------------------
Accrued operating expenses                        142,947
---------------------------------------------------------
    Total liabilities                           6,997,640
---------------------------------------------------------
Net assets applicable to shares outstanding  $346,618,459
---------------------------------------------------------

NET ASSETS:

Class A                                      $180,258,032
=========================================================
Class B                                      $165,447,122
=========================================================
Advisor Class                                $    913,305
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:
Class A                                         9,501,665
=========================================================
Class B                                         9,110,457
=========================================================
Advisor Class                                      47,866
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      18.97
---------------------------------------------------------
  Offering price per share:
    (Net asset value of
     $18.97 divided by 94.50%)               $      20.07
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      18.16
=========================================================
Advisor Class:
  Net asset value and offering price per
    share                                    $      19.08
=========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1998

INVESTMENT INCOME:

Dividends (net of $5,749 foreign
withholding tax)                             $  1,161,164
---------------------------------------------------------
Interest                                          613,489
---------------------------------------------------------
Security lending income                           254,918
---------------------------------------------------------
    Total investment income                     2,029,571
---------------------------------------------------------

EXPENSES:

Investment management & administration fees     3,140,938
---------------------------------------------------------
Accounting fees                                   118,894
---------------------------------------------------------
Trustees fees                                      17,403
---------------------------------------------------------
Distribution fees -- Class A                      760,959
---------------------------------------------------------
Distribution fees -- Class B                    2,148,252
---------------------------------------------------------
Transfer agent fees -- Class A                    487,406
---------------------------------------------------------
Transfer agent fees -- Class B                    483,318
---------------------------------------------------------
Transfer agent fees -- Advisor Class                2,521
---------------------------------------------------------
Other                                           1,043,368
---------------------------------------------------------
    Total expenses                              8,203,059
---------------------------------------------------------
Less: Expense reductions                          (46,733)
---------------------------------------------------------
     Net expenses                               8,156,326
---------------------------------------------------------
Net investment income (loss)                   (6,126,755)
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND OPTION
  CONTRACTS:

Net realized gain (loss) from investment
  securities                                   (7,289,125)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                        (3,811,413)
---------------------------------------------------------
  Option contracts written                     (2,084,709)
---------------------------------------------------------
                                               (5,896,122)
---------------------------------------------------------
    Net gain (loss) from investment
       securities and option contracts        (13,185,247)
---------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                  $(19,312,002)
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1998 and 1997

                                                                    1998             1997
                                                                -------------    -------------

OPERATIONS:

  Net investment income (loss)                                  $  (6,126,755)   $  (6,767,300)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    option contracts                                               (7,289,125)      91,288,360
----------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities and option contracts                                (5,896,122)     (23,043,968)
----------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                  (19,312,002)      61,477,092
----------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains on investment securities:

  Class A                                                          (8,638,559)     (27,861,047)
----------------------------------------------------------------------------------------------
  Class B                                                          (8,762,197)     (29,550,073)
----------------------------------------------------------------------------------------------
  Advisor Class                                                       (46,305)        (120,835)
----------------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                         (59,340,039)     (91,841,233)
----------------------------------------------------------------------------------------------
  Class B                                                         (69,635,070)     (78,964,718)
----------------------------------------------------------------------------------------------
  Advisor Class                                                        70,469         (860,102)
----------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                        (165,663,703)    (167,720,916)
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                             512,282,162      680,003,078
----------------------------------------------------------------------------------------------
  End of period                                                 $ 346,618,459    $ 512,282,162
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $ 295,648,297    $ 430,679,692
----------------------------------------------------------------------------------------------
  Undistributed net investment income                                      --               --
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts            (8,615,464)      16,120,722
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                                59,585,626       65,481,748
----------------------------------------------------------------------------------------------
                                                                $ 346,618,459    $ 512,282,162
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Equity Fund, formerly AIM Mid Cap Growth Fund, (the "Fund"), is a separate series of AIM Growth Series (the "Trust"). The Trust is a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust has six diversified series of shares in operation, each series corresponding to a distinct portfolio of investments.
  The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.
A. Portfolio Valuation -- The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.
     Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the mean between the closing bid and asked prices. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by A I M Advisors, Inc. (the "Manager") to be the primary market.
     Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost which approximates market value.
     Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.
B. Repurchase Agreements -- With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.
C. Option Accounting Principles -- When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option is the mean between the last bid and asked prices on that day. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in interest rates.
     The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.
     The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
D. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in interest rates.
E. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are computed on the basis of specific identification of the Securities sold. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. On December 31, 1998 $6,126,755 was reclassified from paid-in capital to undistributed net investment income as a result of a net operating tax loss in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected as a result of this reclassification.
F. Portfolio Securities Loaned -- At December 31, 1998, stocks with an aggregate value listed below were on loan to brokers. The loans were secured by cash collateral received by the Fund:

                                DECEMBER 31, 1998           PERIOD ENDED
                          -----------------------------   DECEMBER 31, 1998
                          AGGREGATE VALUE      CASH       -----------------
                             ON LOANS       COLLATERAL      FEES RECEIVED
                          ---------------   -----------   -----------------
                            $49,076,261     $49,978,243       $254,918

     Cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.
G. Taxes -- It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under
   Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund has a capital loss carryforward of $8,616,058 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2006. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
H. Distributions to Shareholders -- Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.
I. Restricted Securities -- The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered.
   Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.
J. Indexed Securities -- The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.
K. Line of Credit -- The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first serve basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On December 31, 1998, the Fund did not have loans outstanding.
     For the period ended December 31, 1998, the average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $9,979,175 with a weighted average interest rate of 6.33%. Interest expense for the Fund for the period ended December 31, 1998 was $253,985, and is included in "Other Expenses" on the Statement of Operations.

NOTE 2-RELATED PARTIES

A I M Advisors, Inc. ("Manager") is the Fund's investment manager and administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. In connection with this transaction, A I M Advisors, Inc., an indirect wholly-owned subsidiary of AMVESCAP PLC, became the investment manager and administrator of the Fund. Also on May 29, 1998, A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, became the Fund's distributor, and the Trust was reorganized from a Massachusetts business trust into a Delaware business trust. Finally, on September 4, 1998, A I M Fund Services, Inc. ("AFS"), a wholly-owned subsidiary of the Manager, became the transfer agent of the Fund.

  The Fund pays investment management and administration fees to the Manager at the annualized rate of 0.725% on the first $500 million of average daily net assets of the Fund; 0.70% on the next $500 million; 0.675% on the next $500 million; and 0.65% on amounts thereafter.
  AIM Distributors serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global"), an affiliate of Chancellor LGT, served as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.
  Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1998, AIM Distributors and GT Global retained the following sales charges: $4,819 and $17,303, respectively. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.
  Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended December 31, 1998, AIM Distributors and GT Global collected such CDSCs in the amount of: $191,592 and $770,735, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.
  For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Old Class A Plan") and Class B shares ("Old Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Old Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Old Class A Plan would have been incurred within one year of such reimbursement.
  For the period ended May 29, 1998, pursuant to the Old Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Old Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.
  Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Fund. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.35% of the average daily net assets of each of the Fund's Class A shares.
  Pursuant to the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares.
  The Class A Plan and the Class B Plan (together, the "Plans") are designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program that provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A and Class B shares of the Fund. Payments also can be directed by AIM Distributors to financial institutions who have entered into service agreements with respect to Class A and Class B shares of the Fund and who provide continuing personal services to their customers who own Class A and Class B shares of the Fund. The service fees payable to selected financial institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts that were purchased on or after a prescribed date set forth in the Plans.
  The Manager and AIM Distributors have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the annual rate of 1.75%, 2.40%, and 1.40% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class Shares, respectively. This undertaking may be changed or eliminated in the future. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.
  Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") an annualized fee of $24.85 for each shareholder accounts that are open during any calendar month (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any calendar month. Both fees are billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.
  For the period January 1, 1998 to September 4, 1998, GT Global Investor Services, Inc., an affiliate of Chancellor LGT, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services was also reimbursed by the

Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.
  The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% to the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.
   The Trust pays each of its Trustees who is not an employee, officer or director of the Manager, AIM Distributors or AFS $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.
   At December 31, 1998, all of the shares of beneficial interest were owned either by the Fund or Invesco (NY), Inc.
NOTE 3-PURCHASES AND SALES OF SECURITIES

  The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1998 was $710,371,237 and $898,879,718, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1998 is as follows:

Aggregate unrealized appreciation of investment
  securities                                        $70,168,213
---------------------------------------------------------------
Aggregate unrealized (depreciation) of investment
  securities                                         (8,497,878)
---------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                        $61,670,335
===============================================================
  Cost of investments is the same for tax and
    financial statement purposes.

NOTE 4-CALL OPTIONS CONTRACTS WRITTEN
Transactions in call options written during the year ended December 31, 1998 are summarized as follows:

                                           CALL OPTION CONTRACTS
                                           ----------------------
                                           NUMBER OF    PREMIUMS
                                           CONTRACTS    RECEIVED
                                           ---------   ----------
Beginning of period                             --             --
-----------------------------------------------------------------
Written                                     11,068     $2,262,028
-----------------------------------------------------------------
End of period                               11,068     $2,262,028
=================================================================

  Open call option contracts written at December 31, 1998 were as follows:

                                                                    DECEMBER 31,
                                            NUMBER                      1998         UNREALIZED
                       CONTRACT   STRIKE      OF        PREMIUMS       MARKET       APPRECIATION
ISSUER                  MONTH     PRICE    CONTRACTS    RECEIVED       VALUE       (DEPRECIATION)
------                 --------   ------   ---------    --------    ------------   --------------
Cablevision Systems
 Corp.                  Jan 99      45       1230      $  371,546    $  691,875     $  (320,329)
-------------------------------------------------------------------------------------------------
Outdoor Systems, Inc.   Jan 99      25       7010       1,699,675     3,548,812      (1,849,137)
-------------------------------------------------------------------------------------------------
U S Foodservice, Inc.   Jan 99      50       2828         190,807       106,050          84,757
-------------------------------------------------------------------------------------------------
                                                       $2,262,028    $4,346,737     $(2,084,709)
=================================================================================================

NOTE 5-SHARE INFORMATION

Changes in the Fund's shares outstanding during the years ended December 31, 1998 and 1997 were as follows:

                                  1998                          1997
                       ---------------------------   ---------------------------
                         SHARES         AMOUNT         SHARES         AMOUNT
                       -----------   -------------   -----------   -------------
Sold:
  Class A               23,952,734   $ 505,999,810    24,801,099   $ 522,081,212
--------------------------------------------------------------------------------
  Class B                5,833,056     120,542,669     9,218,434     190,231,954
--------------------------------------------------------------------------------
  Advisor Class            887,277      18,970,978     1,056,271      23,267,932
--------------------------------------------------------------------------------
Issued as
reinvestment of
dividends:
  Class A                  448,265       7,998,160     1,170,749      23,490,213
--------------------------------------------------------------------------------
  Class B                  471,450       8,052,203     1,240,395      24,063,873
--------------------------------------------------------------------------------
  Advisor Class              2,579          46,305         5,993         120,751
--------------------------------------------------------------------------------
Reacquired:
  Class A              (27,068,413)   (573,338,009)  (30,338,852)   (637,412,658)
--------------------------------------------------------------------------------
  Class B               (9,774,765)   (198,229,942)  (14,376,532)   (293,260,545)
--------------------------------------------------------------------------------
  Advisor Class           (896,015)    (18,946,814)   (1,103,923)    (24,248,785)
--------------------------------------------------------------------------------
                        (6,143,832)  $(128,904,640)   (8,326,366)  $(171,666,053)
================================================================================

NOTE 6-EXPENSE REDUCTIONS

The Manager has directed certain portfolio trades to brokers who then paid a portion of the Fund's expenses. For the year ended December 31, 1998, the expenses of the Fund were reduced by $46,733 under these arrangements.

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and Class B outstanding during each of the years in the five-year period ended December 31, 1998 and for a share of Advisor Class capital stock outstanding during each of the years in three-year period ended December 31, 1998 and the period June 1, 1995 (date operations commenced) through December 31, 1995.

                                                                                     Class A
                                                               ----------------------------------------------------
                                                               1998(a)      1997       1996       1995       1994
                                                               --------   --------   --------   --------   --------
Net asset value, beginning of period                           $  21.01   $  20.77   $  19.07   $  17.69   $  17.17
------------------------------------------------------------   --------   --------   --------   --------   --------
Income from investment operations:
  Net investment income                                           (0.24)(b)  (0.20)      0.03       0.24       0.04(b)
------------------------------------------------------------   --------   --------   --------   --------   --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (0.81)      3.00       2.96       3.93       2.55
------------------------------------------------------------   --------   --------   --------   --------   --------
    Total from investment operations                              (1.05)      2.80       2.99       4.17       2.59
------------------------------------------------------------   --------   --------   --------   --------   --------
Less distributions:
  Dividends from net investment income                               --         --         --      (0.21)     (0.02)
------------------------------------------------------------   --------   --------   --------   --------   --------
  Distributions from net realized gains                           (0.99)     (2.56)     (1.29)     (2.58)     (2.05)
------------------------------------------------------------   --------   --------   --------   --------   --------
    Total distributions                                           (0.99)     (2.56)     (1.29)     (2.79)     (2.07)
------------------------------------------------------------   --------   --------   --------   --------   --------
Net asset value, end of period                                 $  18.97   $  21.01   $  20.77   $  19.07   $  17.69
============================================================   ========   ========   ========   ========   ========
Total Return(C)                                                   (4.71)%    14.05%     15.65%     23.23%     15.69%
============================================================   ========   ========   ========   ========   ========
Ratios/supplemental data:
  Net assets, end of period (000s omitted)                     $180,258   $255,674   $343,427   $396,291   $196,937
============================================================   ========   ========   ========   ========   ========
Ratio of expenses to average net assets:
  With expense reductions and/or reimbursement                     1.56%(d)   1.37%      1.36%      1.46%      1.58%
============================================================   ========   ========   ========   ========   ========
  Without expense reductions and/or reimbursement                  1.57%(d)   1.48%      1.41%      --         --
============================================================   ========   ========   ========   ========   ========
Ratio of net investment income to average net assets
  With expense reductions and/or reimbursement                    (1.09)%(d) (0.90)%     0.12%      1.24%      0.17%
============================================================   ========   ========   ========   ========   ========
  Without expense reductions and/or reimbursement                 (1.10)%(d) (1.01)%     0.07%      --         --
============================================================   ========   ========   ========   ========   ========
Portfolio turnover rate(e)                                          168%       190%       253%        71%       102%
============================================================   ========   ========   ========   ========   ========

(a) The Fund changed investment advisors on May 29, 1998.
(b) Calculated using average shares outstanding.
(c) Does not deduct sales charges and is not annualized for periods less than one year.
(d) Ratios are based on average net assets of $216,642,403.
(e) Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                               Class B                                   Advisor Class
                                         ---------------------------------------------------   ----------------------------------
                                         1998(a)      1997       1996       1995     1994(a)   1998(a)    1997     1996     1995
                                         --------   --------   --------   --------   -------   -------   ------   ------   ------
Net asset value, beginning of period     $  20.31   $  20.28   $  18.77   $  17.50   $ 17.09   $21.10    $20.76   $19.05   $20.61
--------------------------------------   --------   --------   --------   --------   -------   ------    ------   ------   ------
Income from investment operations:
  Net investment income                     (0.38)(b)    (0.34)    (0.11)     0.10     (0.09)   (0.17)(b)  (0.15)   0.09     0.21
--------------------------------------   --------   --------   --------   --------   -------   ------    ------   ------   ------
  Net gains (losses) on securities
    (both realized and unrealized)          (0.78)      2.93       2.91       3.87      2.55    (0.86)     3.05     2.91     1.09
--------------------------------------   --------   --------   --------   --------   -------   ------    ------   ------   ------
    Total from investment operations        (1.16)      2.59       2.80       3.97      2.46    (1.03)     2.90     3.00     1.30
--------------------------------------   --------   --------   --------   --------   -------   ------    ------   ------   ------
Less distributions:
  Dividends from net investment income         --         --         --      (0.12)       --       --        --       --    (0.28)
--------------------------------------   --------   --------   --------   --------   -------   ------    ------   ------   ------
  Distributions from net realized
    gains                                   (0.99)     (2.56)     (1.29)     (2.58)    (2.05)   (0.99)    (2.56)   (1.29)   (2.58)
--------------------------------------   --------   --------   --------   --------   -------   ------    ------   ------   ------
    Total distributions                     (0.99)     (2.56)     (1.29)     (2.70)    (2.05)   (0.99)    (2.56)   (1.29)   (2.86)
--------------------------------------   --------   --------   --------   --------   -------   ------    ------   ------   ------
Net asset value, end of period           $  18.16   $  20.31   $  20.28   $  18.77   $ 17.50   $19.08    $21.10   $20.76   $19.05
======================================   ========   ========   ========   ========   =======   ======    ======   ======   ======
Total Return(c)                             (5.41)%    13.35%     14.82%     22.42%    15.06%   (4.59)%   14.54%   15.72%    6.01%
======================================   ========   ========   ========   ========   =======   ======    ======   ======   ======
Ratios/supplemental data:
  Net assets, end of period (000s
    omitted)                             $165,447   $255,468   $334,590   $348,435   $80,060      $913   $1,140   $1,986   $1,394
======================================   ========   ========   ========   ========   =======   ======    ======   ======   ======
Ratio of expenses to average net
  assets:
  With expense reductions and/or
    reimbursement                            2.21%(d)   2.02%      2.01%      2.11%     2.23%    1.21%(d)  1.02%    1.01%   1.11%(e)
======================================   ========   ========   ========   ========   =======   ======    ======   ======   ======
  Without expense reductions and/or
    reimbursement                            2.22%(d)   2.13%      2.06%       --         --     1.22%(d)  1.13%    1.06%      --
======================================   ========   ========   ========   ========   =======   ======    ======   ======   ======
Ratio of net investment income to
  average net assets
  With expense reductions and/or
    reimbursement                           (1.74)%(d) (1.55)%    (0.53)%     0.59%    (0.48)%  (0.74)%(d) 0.55%    0.47%   1.59%(e)
======================================   ========   ========   ========   ========   =======   ======    ======   ======   ======
  Without expense reductions and/or
    reimbursement                           (1.75)%(d) (1.66)%    (0.58)%       --        --    (0.75)%(d)(0.66)%   0.42%     --
======================================   ========   ========   ========   ========   =======   ======    ======   ======   ======
Portfolio turnover rate(f)                    168%       190%       253%        71%      102%     168%      190%     253%      71%
======================================   ========   ========   ========   ========   =======   ======    ======   ======   ======

(a) The Fund changed investment advisors on May 29, 1998.
(b) Calculated using average shares outstanding.
(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are based on average net assets of $214,825,194 and $1,120,683 for Class B and Advisor Class, respectively.
(e) Annualized.
(f) Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM New Pacific Growth Fund (formerly GT Global New Pacific Growth Fund) and Board of Trustees of AIM Growth Series (formerly GT Global Growth Series):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM New Pacific Growth Fund at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


                                                  PRICEWATERHOUSECOOPERS LLP


BOSTON, MASSACHUSETTS
FEBRUARY 19, 1999

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (30.2%)
  National Australia Bank Ltd. ..............................   AUSL          371,750   $  5,599,513         4.9
    BANKS-MONEY CENTER
  Samsung Fire & Marine Insurance ...........................   KOR            10,500      3,937,500         3.4
    INSURANCE - MULTI-LINE
  Australia & New Zealand Banking Group Ltd. ................   AUSL          574,750      3,758,500         3.3
    BANKS-REGIONAL
  AMP Ltd.-/- ...............................................   AUSL          285,150      3,609,801         3.2
    INSURANCE-LIFE
  HSBC Holdings PLC .........................................   HK            115,021      2,865,466         2.5
    BANKS-MONEY CENTER
  Lend Lease Corp., Ltd. ....................................   AUSL          210,000      2,828,827         2.5
    REAL ESTATE
  Overseas-Chinese Banking Corp., Ltd. - Foreign ............   SING          400,000      2,715,975         2.4
    BANKS-REGIONAL
  Development Bank of Singapore - Foreign ...................   SING          300,000      2,709,912         2.4
    BANKS-MONEY CENTER
  Cathay Life Insurance Co., Ltd. ...........................   TWN           700,000      2,262,978         2.0
    INSURANCE-LIFE
  Hang Seng Bank ............................................   HK            220,000      1,966,542         1.7
    BANKS-MONEY CENTER
  DBS Land Ltd. .............................................   SING          800,000      1,178,539         1.0
    REAL ESTATE
  First Commercial Bank .....................................   TWN           700,000        979,173         0.9
    BANKS-MONEY CENTER
                                                                                        ------------
                                                                                          34,412,726
                                                                                        ------------
Services (23.0%)
  Telstra Corporation Ltd.-/- ...............................   AUSL        1,060,800      4,955,898         4.3
    TELEPHONE - REGIONAL/LOCAL
  Brambles Industries Ltd. ..................................   AUSL          158,050      3,846,768         3.4
    BUSINESS & PUBLIC SERVICES
  Singapore Press Holdings Ltd. .............................   SING          310,816      3,297,533         2.9
    BROADCASTING & PUBLISHING
  News Corp., Ltd. Preferred ................................   AUSL          535,350      3,255,003         2.8
    BROADCASTING & PUBLISHING
  Hong Kong Telecommunications Ltd. .........................   HK          1,300,200      2,274,104         2.0
    TELEPHONE NETWORKS
  TABCORP Holdings Ltd. .....................................   AUSL          358,600      2,195,708         1.9
    LEISURE & TOURISM
  Telecom Corporation of New Zealand Ltd. ...................   NZ            431,200      1,870,481         1.6
    TELEPHONE NETWORKS
  Philippine Long Distance Telephone Co. ....................   PHIL           60,290      1,555,871         1.4
    TELEPHONE - LONG DISTANCE
  Telekom Malaysia Bhd.{F} ..................................   MAL           367,750        806,469         0.7
    TELEPHONE NETWORKS
  Woolworths Ltd. ...........................................   AUSL          234,550        797,925         0.7
    RETAILERS-OTHER
  Cable & Wireless Optus Ltd.-/- ............................   AUSL          330,500        694,113         0.6
    WIRELESS COMMUNICATIONS

    The accompanying notes are an integral part of the financial statements.

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (Continued)
  Malaysia International Shipping Bhd. - Foreign{F} .........   MAL           458,000   $    502,193         0.4
    TRANSPORTATION - SHIPPING
  Berjaya Sports Toto Bhd.{F} ...............................   MAL           300,000        311,842         0.3
    LEISURE & TOURISM
                                                                                        ------------
                                                                                          26,363,908
                                                                                        ------------
Consumer Durables (11.1%)
  Cheung Kong (Holdings) Ltd. ...............................   HK            950,000      6,836,429         6.0
    HOUSING
  Samsung Electronics .......................................   KOR            32,000      2,152,000         1.9
    CONSUMER ELECTRONICS
  City Developments Ltd. ....................................   SING          300,000      1,300,394         1.1
    HOUSING
  New World Development Co., Ltd. ...........................   HK            500,000      1,258,535         1.1
    HOUSING
  Sun Hung Kai Properties Ltd. ..............................   HK            150,000      1,093,958         1.0
    HOUSING
                                                                                        ------------
                                                                                          12,641,316
                                                                                        ------------
Multi-Industry/Miscellaneous (9.6%)
  Hutchison Whampoa .........................................   HK          1,000,000      7,067,161         6.2
    MULTI-INDUSTRY
  Shanghai Industrial Holdings Ltd. .........................   HK            800,000      1,616,089         1.4
    MULTI-INDUSTRY
  China Development Corp. ...................................   TWN           744,500      1,365,418         1.2
    CONGLOMERATE
  PT Telekomunikasi Indonesia ...............................   INDO        2,500,000        865,385         0.8
    MULTI-INDUSTRY
                                                                                        ------------
                                                                                          10,914,053
                                                                                        ------------
Energy (8.7%)
  CLP Holdings Ltd. .........................................   HK            700,000      3,487,757         3.0
    ELECTRICAL & GAS UTILITIES
  Manila Electric Co. "B" ...................................   PHIL          430,000      1,387,097         1.2
    ELECTRICAL & GAS UTILITIES
  Hong Kong Electric Holdings Ltd. ..........................   HK            400,000      1,213,357         1.1
    ELECTRICAL & GAS UTILITIES
  Electricity Generating Public Co., Ltd. - Foreign-/- ......   THAI          400,900      1,090,847         0.9
    ELECTRICAL & GAS UTILITIES
  PTT Exploration and Production Public Co., Ltd. -
   Foreign-/- ...............................................   THAI          140,600        994,298         0.9
    OIL
  Santos Ltd. ...............................................   AUSL          327,200        877,509         0.8
    OIL
  Korea Electric Power Corp. ................................   KOR            35,000        869,167         0.8
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                           9,920,032
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Technology (5.7%)
  LG Information & Communication ............................   KOR            85,562   $  2,303,044         2.0
    TELECOM TECHNOLOGY
  Compeq Manufacturing Co., Ltd.-/- .........................   TWN           207,200      1,359,005         1.2
    COMPUTERS & PERIPHERALS
  Taiwan Semiconductor Manufacturing Co.-/- .................   TWN           550,000      1,213,864         1.1
    SEMICONDUCTORS
  Asustek Computer, Inc.-/- .................................   TWN            90,000        842,089         0.7
    COMPUTERS & PERIPHERALS
  Compal Electronics, Inc.-/- ...............................   TWN           250,000        815,978         0.7
    COMPUTERS & PERIPHERALS
                                                                                        ------------
                                                                                           6,533,980
                                                                                        ------------
Materials/Basic Industry (5.2%)
  Broken Hill Proprietary Co., Ltd. .........................   AUSL          230,000      1,692,624         1.5
    MISC. MATERIALS & COMMODITIES
  Rio Tinto Ltd. ............................................   AUSL          116,000      1,374,724         1.2
    MISC. MATERIALS & COMMODITIES
  Western Mining Corporation Holdings Ltd. ..................   AUSL          366,300      1,103,485         1.0
    METALS - NON-FERROUS
  North Ltd. ................................................   AUSL          661,000      1,076,583         0.9
    METALS - STEEL
  Hansol Paper Co. ..........................................   KOR            57,000        650,750         0.6
    PAPER/PACKAGING
                                                                                        ------------
                                                                                           5,898,166
                                                                                        ------------
Capital Goods (4.4%)
  Samsung Display Devices Co. ...............................   KOR            45,000      2,223,750         1.9
    ELECTRICAL PLANT/EQUIPMENT
  Singapore Technologies Engineering Ltd. ...................   SING        1,800,000      1,680,509         1.5
    AEROSPACE/DEFENSE
  Cheung Kong Infrastructure Holdings .......................   HK            500,000      1,116,547         1.0
    CONSTRUCTION
                                                                                        ------------
                                                                                           5,020,806
                                                                                        ------------
Consumer Non-Durables (2.9%)
  Foster's Brewing Group Ltd. ...............................   AUSL        1,209,371      3,273,001         2.9
    BEVERAGES - ALCOHOLIC
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $112,323,801) ................                            114,977,988       100.8
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
WARRANTS                                                       COUNTRY     WARRANTS       (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Merrill Lynch - Kospi 300 Call Warrants, due 3/11/99
   Performance linked to equity securities. Redemption amount
   100% of the final closing price of the Korean Kospi 300
   Index converted to the prevailing foreign exchange rate.
   (cost $1,560,001){\/} ....................................   KOR           626,456      3,323,850         2.9
                                                                                        ------------       -----
    INVESTMENT MANAGEMENT
                                                                            NO. OF         VALUE         % OF NET
RIGHTS                                                         COUNTRY      RIGHTS        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Samsung Fire & Marine Insurance Rights, expire 1/13/99 ....   KOR             2,137   $    411,729         0.4
    INSURANCE - MULTI-LINE

    The accompanying notes are an integral part of the financial statements.

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                            NO. OF         VALUE         % OF NET
RIGHTS                                                         COUNTRY      RIGHTS        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Compal Electronics, Inc. Rights, expire 1/21/99 ...........   TWN           250,000            389          --
    COMPUTERS & PERIPHERALS
                                                                                        ------------       -----

TOTAL RIGHTS (cost $0) ......................................                                412,118         0.4
                                                                                        ------------       -----
                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated December 31, 1998, with State Street Bank & Trust
   Co., due January 4, 1999, for an effective yield of 4.50%, collateralized by $2,730,000 U.S. Treasury Notes, 6.25%
   due 4/30/01 (market value of collateral is $2,852,850,
   including accrued interest). (cost $2,796,000) ...........                              2,796,000         2.4
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $116,679,802)  * ....................                            121,509,956       106.5
Other Assets and Liabilities ................................                             (7,446,371)       (6.5)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $114,063,585       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {F} Security considered illiquid due to currency and capital controls mandated by the Malaysian government.
          * For Federal income tax purposes, cost is $117,549,663 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  12,087,878
                 Unrealized depreciation:            (8,127,585)
                                                  -------------
                 Net unrealized appreciation:     $   3,960,293
                                                  -------------
                                                  -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at December 31, 1998, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Australia (AUSL/AUD) .................   35.9                                  35.9
Hong Kong (HK/HKD) ...................   27.0                                  27.0
Indonesia (INDO/IDR) .................    0.8                                   0.8
Korea (KOR/KRW) ......................   10.6         3.3                      13.9
Malaysia (MAL/MYR) ...................    1.4                                   1.4
New Zealand (NZ/NZD) .................    1.6                                   1.6
Philippines (PHIL/PHP) ...............    2.6                                   2.6
Singapore (SING/SGD) .................   11.3                                  11.3
Taiwan (TWN/TWD) .....................    7.8                                   7.8
Thailand (THAI/THB) ..................    1.8                                   1.8
United States (US/USD) ...............                              (4.1)      (4.1)
                                        ------        ---            ---      -----
Total  ...............................  100.8         3.3           (4.1)     100.0
                                        ------        ---            ---      -----
                                        ------        ---            ---      -----

--------------

{d}  Percentages indicated are based on net assets of $114,063,585.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACT OUTSTANDING
                               DECEMBER 31, 1998

                                          MARKET VALUE
                                             (U.S.       CONTRACT  DELIVERY   UNREALIZED
CONTRACT TO SELL:                           DOLLARS)      PRICE      DATE    DEPRECIATION
----------------------------------------  ------------   --------  --------  -------------
Singapore Dollars.......................    3,166,553     1.64240   2/12/99   $      (455)
                                          ------------                       -------------
  Total Contract to Sell (Receivable
   amount $3,166,098)...................    3,166,553                                (455)
                                          ------------                       -------------
THE VALUE OF CONTRACT TO SELL AS
 PERCENTAGE OF NET ASSETS IS 2.78%
  Total Open Forward Foreign Currency
   Contract.............................                                      $      (455)
                                                                             -------------
                                                                             -------------

----------------
See Note 1 of Notes to Financial Statements.

    The accompanying notes are an integral part of the financial statements.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                               December 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $116,679,802) (Note 1)............................  $121,509,956
  U.S. currency....................................................................  $     556
  Foreign currencies (cost $922,547)...............................................    934,105      934,661
                                                                                     ---------
  Receivable from A I M Advisors, Inc.........................................................      497,914
  Receivable for Fund shares sold.............................................................      158,884
  Dividends receivable........................................................................       93,264
  Receivable for securities sold..............................................................       93,230
  Miscellaneous and interest receivable.......................................................        6,795
                                                                                                -----------
    Total assets..............................................................................  123,294,704
                                                                                                -----------
Liabilities:
  Payable for Fund shares repurchased.........................................................    8,033,717
  Payable for investment management and administration fees (Note 2)..........................      902,957
  Payable for service and distribution expenses (Note 2)......................................      124,251
  Payable for transfer agent fees (Note 2)....................................................       58,789
  Payable for custodian fees..................................................................       33,539
  Payable for professional fees...............................................................       25,912
  Payable for printing and postage expenses...................................................       14,419
  Payable for registration and filing fees....................................................        4,970
  Payable for Trustees' fees and expenses (Note 2)............................................        3,618
  Payable for fund accounting fees (Note 2)...................................................        3,020
  Payable for open forward foreign currency contract (Note 1).................................          455
  Other accrued expenses......................................................................       25,472
                                                                                                -----------
    Total liabilities.........................................................................    9,231,119
                                                                                                -----------
Net assets....................................................................................  $114,063,585
                                                                                                -----------
                                                                                                -----------
Class A:
Net asset value and redemption price per share ($80,824,489 DIVIDED BY 15,576,633 shares
 outstanding).................................................................................  $      5.19
                                                                                                -----------
                                                                                                -----------
Maximum offering price per share (100/94.50 of $5.19) *.......................................  $      5.49
                                                                                                -----------
                                                                                                -----------
Class B:+
Net asset value and offering price per share ($31,836,790 DIVIDED BY 6,318,490 shares
 outstanding).................................................................................  $      5.04
                                                                                                -----------
                                                                                                -----------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($1,402,306 DIVIDED
 BY 270,869 shares outstanding)...............................................................  $      5.18
                                                                                                -----------
                                                                                                -----------
Net assets consist of:
  Paid in capital (Note 4)....................................................................  $196,845,058
  Accumulated net investment loss.............................................................      (22,386)
  Accumulated net realized loss on investments and foreign currency transactions..............  (87,598,203)
  Net unrealized appreciation on translation of assets and liabilities in foreign
   currencies.................................................................................        8,962
  Net unrealized appreciation of investments..................................................    4,830,154
                                                                                                -----------
Total -- representing net assets applicable to capital shares outstanding.....................  $114,063,585
                                                                                                -----------
                                                                                                -----------

--------------
   * On sales of $25,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $122,214)..............................  $ 3,912,604
  Interest income...........................................................................      696,245
  Securities lending income.................................................................      308,990
                                                                                              -----------
    Total investment income.................................................................    4,917,839
                                                                                              -----------
Expenses:
  Investment management and administration fees (Note 2)....................................    1,447,661
  Transfer agent fees (Note 2)..............................................................      884,800
  Service and distribution expenses: (Note 2)
    Class A....................................................................  $   370,817
    Class B....................................................................      410,888      781,705
                                                                                 -----------
  Printing and postage expenses.............................................................      218,595
  Custodian fees............................................................................      126,500
  Registration and filing fees..............................................................      121,000
  Professional fees.........................................................................       85,489
  Fund accounting fees (Note 2).............................................................       40,387
  Trustees' fees and expenses (Note 2)......................................................       13,140
  Other expenses (Note 1)...................................................................      113,073
                                                                                              -----------
    Total expenses before reductions........................................................    3,832,350
                                                                                              -----------
      Expenses reimbursed by A I M Advisors, Inc. (Note 2)..................................     (497,914)
      Expense reductions (Note 5)...........................................................      (88,368)
                                                                                              -----------
    Total net expenses......................................................................    3,246,068
                                                                                              -----------
Net investment income.......................................................................    1,671,771
                                                                                              -----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized loss on investments.............................................  (42,030,213)
  Net realized gain on foreign currency transactions...........................    1,956,431
                                                                                 -----------
    Net realized loss during the year.......................................................  (40,073,782)
  Net change in unrealized appreciation on translation of assets and
   liabilities in foreign currencies...........................................   (1,281,283)
  Net change in unrealized appreciation of investments.........................   24,192,659
                                                                                 -----------
    Net unrealized appreciation during the year.............................................   22,911,376
                                                                                              -----------
Net realized and unrealized loss on investments and foreign currencies......................  (17,162,406)
                                                                                              -----------
Net decrease in net assets resulting from operations........................................  $(15,490,635)
                                                                                              -----------
                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                              YEAR ENDED     YEAR ENDED
                                                                             DECEMBER 31,   DECEMBER 31,
                                                                                 1998           1997
                                                                             -------------  -------------
Decrease in net assets
Operations:
  Net investment income....................................................  $   1,671,771  $     864,307
  Net realized loss on investments and foreign currency transactions.......    (40,073,782)   (48,653,550)
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies............................     (1,281,283)     1,286,651
  Net change in unrealized appreciation (depreciation) of investments......     24,192,659   (113,591,619)
                                                                             -------------  -------------
    Net decrease in net assets resulting from operations...................    (15,490,635)  (160,094,211)
                                                                             -------------  -------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income...............................................       (863,346)      (427,042)
  From net realized gain on investments....................................             --    (15,152,919)
  In excess of net investment income.......................................        (13,453)            --
Class B:
Distributions to shareholders: (Note 1)
  From net investment income...............................................        (87,694)            --
  From net realized gain on investments....................................             --     (6,636,532)
  In excess of net investment income.......................................         (1,367)            --
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income...............................................        (19,467)       (13,447)
  From net realized gain on investments....................................             --       (179,887)
  In excess of net investment income.......................................           (303)            --
                                                                             -------------  -------------
    Total distributions....................................................       (985,630)   (22,409,827)
                                                                             -------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested.........................  1,358,431,721  1,697,761,633
  Decrease from capital shares repurchased.................................  (1,421,007,158) (1,836,766,167)
                                                                             -------------  -------------
    Net decrease from capital share transactions...........................    (62,575,437)  (139,004,534)
                                                                             -------------  -------------
Total decrease in net assets...............................................    (79,051,702)  (321,508,572)
Net assets:
  Beginning of year........................................................    193,115,287    514,623,859
                                                                             -------------  -------------
  End of year *............................................................  $ 114,063,585  $ 193,115,287
                                                                             -------------  -------------
                                                                             -------------  -------------
 * Includes accumulated net investment loss................................  $     (22,386) $          --
                                                                             -------------  -------------
                                                                             -------------  -------------

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                    CLASS A
                                          -----------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------
                                           1998  (d)   1997  (d)   1996  (d)   1995  (d)      1994
                                          -----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....   $    6.48   $   13.12   $   12.47   $   12.10   $   15.86
                                          -----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........        0.06*       0.05        0.02        0.11        0.02
  Net realized and unrealized gain
   (loss) on investments................       (1.30)      (5.84)       2.44        0.79       (3.15)
                                          -----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       (1.24)      (5.79)       2.46        0.90       (3.13)
                                          -----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............       (0.05)      (0.03)         --       (0.10)      (0.01)
  From net realized gain on
   investments..........................          --       (0.82)      (1.81)      (0.43)      (0.55)
  In excess of net investment income....          --          --          --          --          --
  In excess of net realized gain on
   investments..........................          --          --          --          --       (0.07)
                                          -----------  ----------  ----------  ----------  ----------
    Total distributions.................       (0.05)      (0.85)      (1.81)      (0.53)      (0.63)
                                          -----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........   $    5.19   $    6.48   $   13.12   $   12.47   $   12.10
                                          -----------  ----------  ----------  ----------  ----------
                                          -----------  ----------  ----------  ----------  ----------

Total investment return (c).............      (19.09)%    (44.24)%     20.04%       7.45%     (19.73)%
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $  80,824   $ 135,807   $ 361,244   $ 383,722   $ 404,680
Ratio of net investment income (loss) to
 average net assets.....................        1.30%       0.41%       0.17%       0.91%       0.11%
Ratio of expenses to average net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........        2.00%       1.66%       1.86%       1.89%       1.81%
  Without expense reductions and/or
   reimbursement........................        2.40%       1.93%       1.99%       1.94%        N/A
Portfolio turnover rate++...............          96%         80%         93%         63%         87%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Includes reimbursement of Fund operating expenses per share of $0.02. + Commencing June 1, 1995, the Fund began offering Advisor Class shares.
 ++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                    CLASS B
                                          ------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                          ------------------------------------------------------------
                                           1998  (d)    1997  (d)   1996  (d)   1995  (d)      1994
                                          -----------  -----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....   $    6.28    $   12.80   $   12.29   $   11.96   $   15.79
                                          -----------  -----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........        0.03*       (0.03)      (0.06)       0.03       (0.06)
  Net realized and unrealized gain
   (loss) on investments................       (1.26)       (5.67)       2.38        0.75       (3.15)
                                          -----------  -----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       (1.23)       (5.70)       2.32        0.78       (3.21)
                                          -----------  -----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............       (0.01)          --          --       (0.02)         --
  From net realized gain on
   investments..........................          --        (0.82)      (1.81)      (0.43)      (0.55)
  In excess of net investment income....          --           --          --          --          --
  In excess of net realized gain on
   investments..........................          --           --          --          --       (0.07)
                                          -----------  -----------  ----------  ----------  ----------
    Total distributions.................       (0.01)       (0.82)      (1.81)      (0.45)      (0.62)
                                          -----------  -----------  ----------  ----------  ----------
Net asset value, end of period..........   $    5.04    $    6.28   $   12.80   $   12.29   $   11.96
                                          -----------  -----------  ----------  ----------  ----------
                                          -----------  -----------  ----------  ----------  ----------

Total investment return (c).............      (19.55)%     (44.65)%     19.28%       6.54%     (20.30)%
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $  31,837    $  55,820   $ 151,805   $ 130,887   $ 120,171
Ratio of net investment income (loss) to
 average net assets.....................        0.65%       (0.24)%     (0.48)%      0.26%      (0.54)%
Ratio of expenses to average net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........        2.65%        2.31%       2.51%       2.54%       2.46%
  Without expense reductions and/or
   reimbursement........................        3.05%        2.58%       2.64%       2.59%        N/A
Portfolio turnover rate++...............          96%          80%         93%         63%         87%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Includes reimbursement of Fund operating expenses per share of $0.02. + Commencing June 1, 1995, the Fund began offering Advisor Class shares.
 ++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                             ADVISOR CLASS+
                                          ----------------------------------------------------
                                                                                 JUNE 1, 1995
                                                 YEAR ENDED DECEMBER 31,              TO
                                          -------------------------------------  DECEMBER 31,
                                           1998  (d)    1997  (d)    1996  (d)     1995  (d)
                                          -----------  -----------  -----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....   $    6.45    $   13.16    $   12.45     $   12.89
                                          -----------  -----------  -----------  -------------
Income from investment operations:
  Net investment income (loss)..........        0.08*        0.08         0.07          0.09
  Net realized and unrealized gain
   (loss) on investments................       (1.28)       (5.89)        2.45          0.05
                                          -----------  -----------  -----------  -------------
    Net increase (decrease) from
     investment operations..............       (1.20)       (5.81)        2.52          0.14
                                          -----------  -----------  -----------  -------------
Distributions to shareholders:
  From net investment income............       (0.07)       (0.08)          --         (0.15)
  From net realized gain on
   investments..........................          --        (0.82)       (1.81)        (0.43)
  In excess of net investment income....          --           --           --            --
  In excess of net realized gain on
   investments..........................          --           --           --            --
                                          -----------  -----------  -----------  -------------
    Total distributions.................       (0.07)       (0.90)       (1.81)        (0.58)
                                          -----------  -----------  -----------  -------------
Net asset value, end of period..........   $    5.18    $    6.45    $   13.16     $   12.45
                                          -----------  -----------  -----------  -------------
                                          -----------  -----------  -----------  -------------

Total investment return (c).............      (18.51)%     (44.26)%      20.56%         1.07%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $   1,402    $   1,488    $   1,575     $     935
Ratio of net investment income (loss) to
 average net assets.....................        1.65%        0.76%        0.52%         1.26%(a)
Ratio of expenses to average net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........        1.65%        1.31%        1.51%         1.54%(a)
  Without expense reductions and/or
   reimbursement........................        2.05%        1.58%        1.64%         1.59%(a)
Portfolio turnover rate++...............          96%          80%          93%           63%(a)

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Includes reimbursement of Fund operating expenses per share of $0.02. + Commencing June 1, 1995, the Fund began offering Advisor Class shares.
 ++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                    NOTES TO
                              FINANCIAL STATEMENTS
                               December 31, 1997

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM New Pacific Growth Fund (the "Fund") formerly, GT Global New Pacific Growth Fund, is a separate series of AIM Growth Series (the "Trust") formerly, GT Global Growth Series. The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Trust has eight series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by A I M Advisors, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type. However, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued to the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counter party is unable to meet the terms of a contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At December 31, 1998, stocks with an aggregate value of $5,772,440 were on loan to brokers. The loans were secured by cash collateral of $6,131,138 received by the Fund. For the year ended December 31, 1998, the Fund received securities lending fees of $308,990.

For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of each loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, and unrealized appreciation of securities held, or for excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $81,520,585, of which $3,081,427 expires in 2005 and $78,439,158 expires in
2006.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. These risks of investing in foreign markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may by resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities, if any, (excluding 144A issues), are shown at the end of the Fund's Portfolio of Investments.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with BankBoston and State Street Bank and Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On December 31, 1998, the Fund had no loans outstanding.

For the year ended December 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $6,800,494 with a weighted average interest rate of 6.15%. Interest expense for the year ended December 31, 1998, was $94,155 and is included in "Other expenses" on the Statement of Operations.

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager"), an indirect wholly-owned subsidiary of AMVESCAP PLC, is the Fund's investment manager and administrator, and INVESCO
(NY), Inc., (formerly, Chancellor LGT Asset Management, Inc.) is the Fund's investment sub-adviser and sub-administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. Also, as of the close of business May 29, 1998, A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, became the Fund's distributor, and the Trust was reorganized from a Massachusetts business trust into a Delaware business trust. Finally, as of the close of business on September 4, 1998, A I M Fund Services, Inc. ("AFS"), an affiliate of the Manager and AIM Distributors, replaced GT Global Investor Services, Inc. ("GT Services") as the transfer agent of the Fund.

The Fund pays investment management and administration fees to the Manager at the following annualized rates: 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% of the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

AIM Distributors, an affiliate of the Manager, serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global"), an affiliate of the investment sub-advisor, served as the Fund's distributor.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1998, AIM Distributors retained sales charges of $23,466. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. AIM Distributors and GT Global collected such CDSCs in the amount of $19,510 and $2,399 for the year ended December 31, 1998, respectively. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended December 31, 1998, AIM Distributors and GT Global collected such CDSCs in the amount of $90,711 and $124,324, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Funds. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.35% of the average daily net assets of the Fund's Class A shares. Under the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A or Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge.

The Manager and AIM Distributors have voluntarily undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary items) to the maximum annual level of 2.00%, 2.65%, and 1.65% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.

Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay AFS an annualized fee of $24.85 per shareholder accounts that are open during any monthly period (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any monthly period. Both fees shall be billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.

For the period January 1, 1998 to September 4, 1998, GT Services, an affiliate of the Manager and AIM Distributors, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services was also reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G. T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% to the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

The Trust pays each of its Trustees who is not an employee, officer or director of the Manager, AIM Distributors or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1998, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $129,155,679 and $167,008,919, respectively. There were no purchases or sales of U.S. government obligations by the Fund during the year.

4. CAPITAL SHARES
At December 31, 1998, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                        YEAR ENDED                     YEAR ENDED
                                                     DECEMBER 31, 1998              DECEMBER 31, 1997
                                               -----------------------------  -----------------------------
CLASS A                                           SHARES         AMOUNT          SHARES         AMOUNT
---------------------------------------------  ------------  ---------------  ------------  ---------------
Shares sold..................................   220,054,764  $ 1,179,166,766   110,903,994  $ 1,213,154,082
Shares issued in connection with reinvestment
  of distributions...........................       151,132          760,569     2,058,341       13,577,615
                                               ------------  ---------------  ------------  ---------------
                                                220,205,896    1,179,927,335   112,962,335    1,226,731,697
Shares repurchased...........................  (225,597,779)  (1,226,798,121) (119,529,679)  (1,324,924,362)
                                               ------------  ---------------  ------------  ---------------
Net decrease.................................    (5,391,883) $   (46,870,786)   (6,567,344) $   (98,192,665)
                                               ------------  ---------------  ------------  ---------------
                                               ------------  ---------------  ------------  ---------------

CLASS B
---------------------------------------------
Shares sold..................................    29,096,684  $   151,336,461    37,888,593  $   423,842,967
Shares issued in connection with reinvestment
  of distributions...........................        15,481           77,283       856,732        5,478,474
                                               ------------  ---------------  ------------  ---------------
                                                 29,112,165      151,413,744    38,745,325      429,321,441
Shares repurchased...........................   (31,689,112)    (166,703,231)  (41,705,872)    (470,119,000)
                                               ------------  ---------------  ------------  ---------------
Net decrease.................................    (2,576,947) $   (15,289,487)   (2,960,547) $   (40,797,559)
                                               ------------  ---------------  ------------  ---------------
                                               ------------  ---------------  ------------  ---------------
ADVISOR CLASS
---------------------------------------------
Shares sold..................................     5,119,563  $    27,073,240     4,493,439  $    41,526,678
Shares issued in connection with reinvestment
  of distributions...........................         3,439           17,402        25,872          181,817
                                               ------------  ---------------  ------------  ---------------
                                                  5,123,002       27,090,642     4,519,311       41,708,495
Shares repurchased...........................    (5,082,992)     (27,505,806)   (4,408,085)     (41,722,805)
                                               ------------  ---------------  ------------  ---------------
Net increase (decrease)......................        40,010  $      (415,164)      111,226  $       (14,310)
                                               ------------  ---------------  ------------  ---------------
                                               ------------  ---------------  ------------  ---------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who then paid a portion of the Fund's expenses. For the year ended December 31, 1998, the Fund's expenses were reduced by $88,368 under these arrangements.

--------------
FEDERAL TAX INFORMATION (UNAUDITED):

For the fiscal year ended December 31, 1998, the amount of income received by the Fund from sources within foreign countries and possessions of the United States was $.1659 per share (representing a total of $3,975,000). The amount of taxes paid by the Fund to such countries for the fiscal year ended December 31, 1998 was $.005 per share (representing a total of $120,535). The following table provides a breakdown by country of ordinary income dividends and foreign taxes paid by the Fund during the fiscal year ended December 31, 1998:

COUNTRY                                        GROSS INCOME %   FOREIGN TAX PAID %
---------------------------------------------  --------------   ------------------
Australia....................................       30.91                 --
Hong Kong....................................       30.30                 --
Malaysia.....................................        1.40               5.32
New Zealand..................................        2.51              13.30
Phillipines..................................        0.80               7.02
Singapore....................................        9.86              60.18
Taiwan.......................................        2.59              12.81
Various......................................        0.50                 --
                                                  -------            -------
                                                    78.87              98.63
Nonqualifying................................        1.14               1.37
United States................................       19.99                 --
                                                  -------            -------
                                                   100.00%            100.00%
                                                  -------            -------
                                                  -------            -------